UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Short Duration Multi-Sector Bond Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Total return

Highlights

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

•

The Fund outperformed the Bloomberg Barclays 1-3 Year Government/Credit Index because of its sector allocations and strong security selection, as well as effective management of duration and yield curve positioning.

•

Security selection added most to relative performance, driven by the Fund’s investments in investment-grade corporate bonds, collateralized loan obligations, non-agency mortgage-backed securities, interest rate swaps, commercial mortgage-backed securities, asset-backed securities, and emerging markets debt. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund’s currency positioning detracted from relative returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration Multi-Sector Bond Fund

December 15, 2016

Prudential Short Duration Multi-Sector Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	3.00	5.18 (12/23/13)
Class C	2.34	3.09 (12/23/13)
Class Q	3.37	6.05 (12/23/13)
Class Z	3.36	6.01 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index	1.31	3.09
Lipper Short-Intermediate Investment-Grade Debt Funds Average	2.56	5.46

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	0.11	0.67 (12/23/13)
Class C	1.69	1.16 (12/23/13)
Class Q	3.73	2.18 (12/23/13)
Class Z	3.84	2.16 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index	1.31	1.13
Lipper Short-Intermediate Investment-Grade Debt Funds Average	2.81	2.00

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–0.35	0.61 (12/23/13)
Class C	1.34	1.07 (12/23/13)
Class Q	3.37	2.08 (12/23/13)
Class Z	3.36	2.06 (12/23/13)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	3.00	1.78 (12/23/13)
Class C	2.34	1.07 (12/23/13)
Class Q	3.37	2.08 (12/23/13)
Class Z	3.36	2.06 (12/23/13)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class A shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Prudential Short Duration Multi-Sector Bond Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

Bloomberg Barclays US Government/Credit 1-3 Year Index—The Bloomberg Barclays US Government/Credit 1-3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US Government bonds with maturities from one to three years.

Lipper Short-Intermediate Investment-Grade Debt Funds Average—The Lipper Short-Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short-Intermediate Investment-Grade Debt Funds category for the periods noted. The Lipper Average consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 10/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.25	1.88	1.35
Class C	0.18	1.19	0.65
Class Q	0.28	2.19	1.74
Class Z	0.28	2.19	1.65

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/16 (%)
AAA	24.8
AA	4.8
A	15.2
BBB	14.8
BB	15.4
B	6.5
Not Rated	2.6
Cash/Cash Equivalents	15.8
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Short Duration Multi-Sector Bond Fund	7

Strategy and Performance Overview

How did the Fund Perform?

The Prudential Short Duration Multi-Sector Bond Fund’s Class A shares returned 3.00% for the 12-month period ended October 31, 2016, outperforming the 1.31% return of the Bloomberg Barclays 1-3 Year Government/Credit Index (the Index) and the 2.56% return of the Lipper Short-Intermediate Investment-Grade Debt Funds Average.

What were market conditions?

•

In the fourth quarter of 2015, the fixed income markets reflected investor uncertainty about weaker global economic growth, the Federal Reserve’s (Fed) rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In December, the Fed raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. The Fed left short-term rates unchanged, with some policymakers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter, global central bank monetary policy remained accommodative, providing support to the fixed income markets. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed amid stability in energy prices as well as a general search for yield in the low-interest-rate environment.

•

During October, US economic conditions improved, indicating the Fed might raise rates at its December policy meeting. US employment increased and hourly wages accelerated, while the unemployment rate ticked down. The third-quarter US gross domestic product (GDP) grew at an annual rate of 2.9%, rebounding from three consecutive quarters of weak growth.

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What worked?

•

Security selection was the largest contributor to the Fund’s relative performance, led by holdings of investment-grade corporate bonds, collateralized loan obligations, non-agency mortgage-backed securities, interest rate swaps, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and emerging markets debt.

•

Sector allocations also bolstered results versus the Index, highlighted by overweight positions in spread sectors, including high yield corporate bonds, bank loans, CMBS, and emerging markets debt. Spread sectors represent types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them.

•

In addition, the Fund benefited from its strategy to manage duration. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The more duration the Fund has versus the benchmark the greater the potential risk or reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. The Fund’s active long duration positioning ranged from +0.1 to +0.9 years, ending the period near the longer end of that range at +0.7 years.

What didn’t work?

•

Currency positioning detracted from performance during the reporting period. More specifically, the Fund was negatively impacted by its overweight in the US dollar relative to its modest exposure to non-US dollar currencies (accomplished through a diversified basket of currencies from faster-growing emerging markets and developed markets countries).

•	Security selection among US Treasuries also hurt the Fund’s relative returns.

Did the Fund use derivatives and how did they affect performance?

•	The Fund uses derivatives when they facilitate implementation of the overall investment approach.

•	During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions added to performance.

•	The Fund also traded foreign exchange derivatives, which hurt performance during the period.

Current outlook

•

Because of PGIM Fixed Income’s positive view of bond market fundamentals, the Fund remains overweight in high yield corporate bonds, bank loans, investment-grade corporate bonds, emerging markets debt, CMBS, and ABS.

Prudential Short Duration Multi-Sector Bond Fund	9

Strategy and Performance Overview (continued)

•

Among investment-grade corporate bonds, PGIM Fixed Income continues to favor US money center banks given past federal government regulation significantly reducing credit risk and bolstered by third-quarter earnings which were generally solid. As higher-quality industrial companies continue to take on debt and consolidation remains a concern, PGIM Fixed Income is focusing on names for which such an “event” has passed. The Fund is generally biased toward US-centric issuers rather than multinational companies or exporters, which could be vulnerable to a strong US dollar and weaker global growth.

•

Regarding high yield corporate bonds, PGIM Fixed Income believes demand for the asset class continues to be supported by a thirst for yield amid low interest rates. Outside the energy and basic materials sectors, default rates are expected to remain benign through 2018. Mergers and acquisitions, which have generally been positive for high yield credits, may increase during a Republican administration.

•

As credit spreads in the credit card and automobile sectors remain tight, PGIM Fixed Income sees compelling relative value in the wider spreads of fundamentally sound non-Index sectors, such as unsecured consumer loan senior debt and auto fixed rate revolver senior debt.

•	The Fund maintains underweights in government-related sectors, including US Treasuries, agency bonds, and agency mortgage-backed securities, at the end of the period.

•

Within CMBS, PGIM Fixed Income expects new issue supply to remain heavy in November in advance of the winter holidays and the risk retention rules which will be implemented on December 24th, and it continues to find value in high-quality securities of new-issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed-rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Short Duration Multi-Sector Bond Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,016.00	0.85%	$4.30
	Hypothetical	$1,000.00	$1,020.87	0.85%	$4.31
Class C	Actual	$1,000.00	$1,013.30	1.60%	$8.10
	Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11
Class Q	Actual	$1,000.00	$1,018.40	0.60%	$3.04
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05
Class Z	Actual	$1,000.00	$1,018.30	0.60%	$3.02
	Hypothetical	$1,000.00	$1,022.14	0.60%	$3.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.26	0.85
C	2.02	1.60
Q	0.92	0.60
Z	1.02	0.60

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Short Duration Multi-Sector Bond Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 84.1%

ASSET-BACKED SECURITIES 26.5%

Collateralized Loan Obligations 14.9%
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, 144A	2.421	%(a)	07/20/26	400	$401,916
Series 2014-AA, Class B2, 144A	4.580		07/20/26	500	494,350
Series 2015-AA, Class A1, 144A	2.580	(a)	01/15/28	500	498,804
ALM VIII Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A^	2.343	(a)	10/15/28	250	249,875
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A^	2.288	(a)	04/28/26	800	799,600
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.980	(a)	04/15/25	500	497,866
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A^	2.298	(a)	07/16/26	250	249,875
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.420	(a)	10/15/26	250	251,242
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000	(a)	07/16/25	250	249,325
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.282	(a)	10/22/25	250	250,197
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	2.380	(a)	04/17/26	500	499,590
Series 2014-5A, Class A2A, 144A	3.030	(a)	04/17/26	500	499,393
Battalion CLO VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	2.330	(a)	10/17/26	250	247,668
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.412	(a)	04/18/27	500	499,618
Battalion CLO X Ltd. (Cayman Islands), Series 2016-10A, Class A1, 144A^	2.434	(a)	01/24/29	250	249,475
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.501	(a)	01/20/28	250	250,796
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	2.481	(a)	10/20/26	250	250,163
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.209	(a)	07/18/27	250	250,200
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A^	2.318	(a)	10/20/29	500	499,350
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1, 144A	2.117	(a)	02/14/25	250	249,905
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	2.346	(a)	07/27/26	500	500,622

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle Global Markets Strategies Euro CLO Ltd., Series 2013-2A, Class A1R, 144A^	0.839	%(a)	10/15/26	EUR	500	$548,878
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.431	(a)	04/20/26		800	800,715
Series 2014-2A, Class A1, 144A	2.392	(a)	10/18/26		250	249,521
Series 2015-1A, Class A, 144A	2.432	(a)	04/22/27		750	750,161
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.330	(a)	07/15/26		250	249,491
Highbridge Loan Management Ltd. (Cayman Islands), Series 6A-2015, Class A, 144A	2.228	(a)	05/05/27		250	249,712
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.280		01/25/27		350	346,665
Series 2014-1A, Class A1, 144A	2.031	(a)	04/20/26		400	397,545
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.420	(a)	04/15/27		400	400,028
Jamestown CLO IX Ltd. (Cayman Islands), Series 2016-9A, Class A1B, 144A	2.320	(a)	10/20/28		750	747,685
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.407	(a)	05/15/26		250	249,875
Madison Park Funding Ltd. (Cayman Islands), Series 2012-9A, Class AR, 144A	2.107	(a)	08/15/22		500	499,932
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A(b)	2.360	(a)	04/15/26		450	451,521
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A(b)	2.332	(a)	01/18/27		250	250,490
Mill Creek II CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.630	(a)	04/20/28		250	250,482
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A	2.340	(a)	07/15/27		500	498,293
OZLM Funding II Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A(b)^	2.000	(a)	10/30/27		500	499,750
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	2.311	(a)	05/21/27		250	250,526
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.400	(a)	04/15/26		450	452,287
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.292	(a)	07/25/26		250	250,151
Regatta VII Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A	2.374	(a)	12/20/28		500	499,996
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350		07/17/26		500	501,217

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930	%(a)	04/15/25	350	$346,516
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730		04/18/26	300	297,281
Series 2014-3A, Class A, 144A	2.502	(a)	01/22/27	750	750,255
TICP CLO VI Ltd. (Cayman Islands), Series 2016-6A, Class A, 144A^	2.434	(a)	01/15/29	500	500,000
Treman Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.381	(a)	04/20/27	250	250,383
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434	(a)	10/25/28	500	501,121
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000	(a)	07/15/25	250	248,971
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.381	(a)	04/20/26	800	800,165
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A^	2.507	(a)	10/20/28	500	499,750

					21,529,193

Non-Residential Mortgage-Backed Securities 2.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990		06/20/22	300	305,607
Earnest Student Loan Program LLC, Series 2016-D, Class A1, 144A	1.940	(a)	01/25/41	100	100,000
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730		03/25/21	500	507,019
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A	2.950		03/25/22	400	405,951
Lendmark Funding Trust, Series 2016-2A, Class A, 144A^	3.770		04/21/25	100	100,012
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190		03/18/26	500	504,778
Series 2015-2A, Class A, 144A	2.570		07/18/25	500	501,654
Series 2015-2A, Class C, 144A	4.320		07/18/25	200	198,009
Series 2016-1A, Class A, 144A	3.660		02/20/29	300	306,984
Oportun Funding Iv LLC, Series 2016-C, Class A, 144A	3.280		11/08/21	300	300,045
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	500	505,000
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	500	504,937

					4,239,996

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 8.7%
ABFC Trust, Series 2003-AHL1, Class A1	4.184	%(a)	03/25/33	139	$138,760
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.584	(a)	12/25/33	247	236,175
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.510	(a)	12/15/33	190	178,939
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.680	(a)	08/26/36	411	387,470
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A	3.598	(a)	09/28/31	98	98,413
Bayview Opportunity Master Fund IIIb NPL Trust, Series 2015-NPLA, Class A, 144A	3.721	(a)	07/28/35	341	341,020
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE6, Class M1	1.389	(a)	08/25/34	318	298,940
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	2.034	(a)	03/25/43	382	374,482
Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M1	1.389	(a)	06/25/34	1,008	880,483
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.134	(a)	09/25/47	115	103,986
Countrywide Asset-Backed Certificates, Series 2003-BC2, Class 2A1	1.134	(a)	06/25/33	121	106,282
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1(c)	2.034	(a)	02/25/25	18	17,785
Series 2016-C03, Class 2M1(c)	2.734	(a)	10/25/28	289	292,477
Series 2016-C04, Class 1M1(c)	1.984	(a)	01/25/29	148	148,605
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2(c)	2.784	(a)	11/25/28	250	254,151
Fremont Home Loan Trust, Series 2004-2, Class M1	1.389	(a)	07/25/34	615	547,648
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.665	(a)	01/26/37	311	299,489
Series 2015-3R, Class 1A2, 144A	0.665	(a)	01/26/37	125	103,126
Home Equity Asset Trust, Series 2003-8, Class M1	1.614	(a)	04/25/34	724	669,942
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A	2.527	(a)	12/01/21	185	183,628
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-6, Class A, 144A^	2.527	(a)	05/01/20	529	519,310
Series 2015-7, Class A, 144A^	2.527	(a)	07/01/20	801	794,604
Series 2015-8, Class A1, 144A	2.527	(a)	08/01/20	294	293,129
Series 2016-2, Class A, 144A	2.527	(a)	03/01/21	229	225,211
Series 2016-3, Class A, 144A	2.527	(a)	09/01/21	198	196,106

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.554	%(a)	10/25/33	323	$307,034
Option One Mortgage Accep. Corp. Asset-Backed Certificates, Series 2003-3, Class A2	1.134	(a)	06/25/33	397	373,946
Series 2003-4, Class A2	1.174	(a)	07/25/33	417	389,433
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 3A1	2.954	(a)	12/25/34	511	494,624
Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3	1.234	(a)	04/25/33	273	266,269
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC9, Class 3A3	1.234	(a)	08/25/33	221	218,418
Structured Asset Investment Loan Trust, Series 2004-8, Class A8	1.534	(a)	09/25/34	1,342	1,281,659
VOLT LI LLC, Series 2016-NP11, Class A1, 144A^	3.500	(a)	10/25/46	190	190,000
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250		04/25/46	242	244,285
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375	(a)	02/25/55	264	264,423
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625	(a)	07/25/45	787	789,779

					12,510,031

TOTAL ASSET-BACKED SECURITIES (cost $38,154,292)					38,279,220

BANK LOANS(a) 2.2%

Automobiles 0.1%
Chrysler Group LLC, Term Loan	3.250		12/31/18	163	162,792

Chemicals 0.2%
Avantor Performance Materials Holdings, Inc.	6.000		06/21/22	200	201,250
MacDermid, Inc., Term Loan	5.500		06/07/20	99	99,763

					301,013

Commercial Services 0.1%
TransUnion LLC, Term Loan	3.588		04/09/21	75	75,079

Health Care Providers & Services 0.2%
Community Health Systems, Inc., Term Loan	4.083		12/31/18	306	298,683

IT Services 0.3%
Vantiv LLC	2.632		10/14/21	444	438,203

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Media 0.7%
Charter Communications Operating LLC, Term Loan	3.096%		07/01/20	486	$486,789
Lions Gate Entertainment Corp.^	3.378		12/31/21	600	594,000

					1,080,789

Pharmaceuticals 0.1%
Capsugel Holdings U.S., Inc.	4.000		07/31/21	154	154,328

Retail 0.1%
Rite Aid Corp., Term Loan	4.875		06/21/21	150	150,263

Technology 0.4%
Dell International LLC	2.854		12/31/18	525	524,262

TOTAL BANK LOANS (cost $3,176,488)					3,185,412

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.9%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.586	(a)	04/10/49	31	31,116
Series 2007-5, Class A1A	5.361		02/10/51	190	194,496
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966		08/10/33	300	320,937
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4	3.283		05/10/58	600	620,004
CGGS Commercial Mortgage Trust, Series 2016-RNDB, Class BFL, 144A	2.835	(a)	02/15/33	708	711,399
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM	5.711	(a)	12/10/49	1,000	1,014,472
Series 2013-GC11, Class A2	1.987		04/10/46	250	251,509
Series 2014-GC21, Class A4	3.575		05/10/47	250	266,940
Series 2016-C1, Class A4	3.209		05/10/49	500	518,479
Series 2016-GC37, Class A4	3.314		04/10/49	100	104,324
Commercial Mortgage Trust, Series 2012-CR1, Class XA, IO	2.026	(a)	05/15/45	1,284	97,333
Series 2013-CR10, Class A2	2.972		08/10/46	250	255,221
Series 2014-CR15, Class XB, IO, 144A	0.024	(a)	02/10/47	157,461	225,516
Series 2014-UBS2, Class XB, IO, 144A	0.139	(a)	03/10/47	42,900	416,272
Series 2014-UBS5, Class A4	3.838		09/10/47	400	432,657
Series 2015-CR26, Class A4	3.630		10/10/48	150	159,830
Series 2015-LC21, Class A4	3.708		07/10/48	300	322,462
Series 2015-PC1, Class A5	3.902		07/10/50	200	216,930
Series 2016-COR1, Class A3	2.826		10/10/49	700	701,541
Series 2016-DC2, Class A5	3.765		02/10/49	350	377,821
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632		09/10/49	400	397,475

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	%(a)	09/10/35	250	$254,406
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	0.992	(a)	01/25/20	8,114	212,385
Series K007, Class X1, IO	1.142	(a)	04/25/20	6,868	187,082
Series K008, Class X1, IO	1.623	(a)	06/25/20	1,340	58,071
Series K018, Class X1, IO	1.396	(a)	01/25/22	3,052	177,642
Series K020, Class X1, IO	1.444	(a)	05/25/22	1,891	124,064
Series K025, Class X1, IO	0.885	(a)	10/25/22	6,781	291,768
Series 2014-GC18, Class XB, IO	0.060	(a)	01/10/47	20,000	205,566
GS Mortgage Securities Trust, Series 2014-GC20, Class XB, IO	0.338	(a)	04/10/47	15,000	454,483
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class XA, IO	0.949	(a)	05/15/48	20,863	887,596
Series 2016-C1, Class A5	3.576		03/15/49	600	640,835
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4	5.485	(a)	03/12/51	300	302,287
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5	2.860		09/15/49	350	351,925
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A	5.422	(a)	02/12/44	115	115,321
SCG Trust, Series 2013-SRP1, Class A, 144A	1.935	(a)	11/15/26	620	615,321
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5	5.500		04/15/47	300	303,331

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,866,094)					12,818,817

CORPORATE BONDS 40.1%

Agriculture 0.2%
Altria Group, Inc., Gtd. Notes	2.850		08/09/22	100	102,872
Bunge Ltd. Finance Corp., Gtd. Notes	3.200		06/15/17	100	101,133
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125		05/17/21	100	109,337

					313,342

Airlines 0.3%
American Airlines 2013-2 Class A Pass-Through Trust, Equipment Trust	4.950		07/15/24	160	174,407
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass Through Certificates	4.950		11/23/20	128	134,677
United Airlines 2014-1 Class A Pass-Through Trust, Pass Through Certificates	4.000		10/11/27	146	155,587

					464,671

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Manufacturers 0.9%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	700	$704,784
General Motors Co., Sr. Unsec’d. Notes	6.600		04/01/36	70	82,743
General Motors Financial Co., Inc., Gtd. Notes	3.500		07/10/19	295	303,536
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	200	207,000

					1,298,063

Auto Parts & Equipment 0.4%
American Axle & Manufacturing, Inc., Gtd. Notes	5.125		02/15/19	225	227,812
Gtd. Notes	6.625		10/15/22	200	211,000
Dana, Inc., Sr. Unsec’d. Notes	5.375		09/15/21	75	77,766

					516,578

Banks 8.6%
Bank of America Corp., Jr. Sub. Notes	6.300	(a)	12/29/49	40	43,646
Jr. Sub. Notes	8.125	(a)	12/29/49	175	180,031
Sr. Unsec’d. Notes, GMTN	3.300		01/11/23	125	128,577
Sr. Unsec’d. Notes, MTN	1.716	(a)	04/01/19	250	250,779
Sr. Unsec’d. Notes, MTN	2.600		01/15/19	520	528,637
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	250	268,300
Sr. Unsec’d. Notes, MTN	5.650		05/01/18	125	132,217
Sub. Notes	5.420		03/15/17	100	101,506
Sub. Notes, MTN	3.950		04/21/25	300	307,978
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625	(a)	12/29/49	125	122,038
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A	2.300		03/10/19	310	312,856
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375		01/12/26	200	205,816
Branch Banking & Trust Co., Sr. Unsec’d. Notes, BKNT	2.850		04/01/21	550	570,269
Capital One Financial Corp., Sr. Unsec’d. Notes	6.750		09/15/17	125	130,648
Citigroup, Inc., Jr. Sub. Notes	5.950	(a)	12/29/49	235	241,022
Jr. Sub. Notes	6.125	(a)	12/29/49	105	109,767
Sub. Notes	4.400		06/10/25	210	221,780
Sub. Notes	4.600		03/09/26	165	176,087
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	2.750		03/26/20	250	250,536
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	315	309,926
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	250	247,327

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Fifth Third Bank, Sr. Unsec’d. Notes, BKNT	2.375%		04/25/19	200	$203,209
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375	(a)	12/29/49	175	175,875
Sr. Unsec’d. Notes	3.500		01/23/25	325	333,309
Sr. Unsec’d. Notes, MTN	4.000		03/03/24	200	213,206
Sub. Notes	5.150		05/22/45	125	135,053
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100		04/05/21	125	137,740
JPMorgan Chase & Co., Jr. Sub. Notes	6.100	(a)	10/29/49	125	131,363
Jr. Sub. Notes	7.900	(a)	12/29/49	200	206,150
Sr. Unsec’d. Notes	3.625		05/13/24	350	367,938
Sr. Unsec’d. Notes	6.000		01/15/18	550	579,045
Sub. Notes	4.250		10/01/27	215	228,673
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100		03/24/21	400	448,225
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800		01/13/20	375	417,340
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes, BKNT	2.300		01/30/19	350	355,559
Morgan Stanley, Jr. Sub. Notes	5.450	(a)	07/29/49	75	75,195
Sr. Unsec’d. Notes, GMTN	4.000		07/23/25	175	186,476
Sr. Unsec’d. Notes, GMTN	5.500		01/26/20	400	440,985
Sr. Unsec’d. Notes, GMTN	6.625		04/01/18	200	213,538
Sub. Notes, GMTN	4.350		09/08/26	50	53,085
Sub. Notes, MTN	3.950		04/23/27	275	282,916
PNC Bank NA, Sub. Notes, BKNT	4.200		11/01/25	350	386,565
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375		03/16/20	240	241,639
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	2.375		03/25/19	325	329,242
State Street Corp., Jr. Sub. Notes	5.250	(a)	12/29/49	125	131,313
U.S. Bancorp, Sr. Unsec’d. Notes, MTN	1.282	(a)	04/25/19	500	500,738
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	2.950		09/24/20	450	459,308
Wells Fargo & Co., Jr. Sub. Notes	7.980	(a)	03/29/49	200	208,500
Sr. Unsec’d. Notes	2.500		03/04/21	75	75,838

					12,357,766

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	160	$177,366
Gtd. Notes	4.900	02/01/46	40	45,741
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750	01/01/20	200	207,750

				430,857

Biotechnology 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	3.875	11/15/21	250	268,854

Building Materials 0.1%
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375	10/12/22	200	218,500

Chemicals 1.1%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125	11/15/21	100	108,522
Sr. Unsec’d. Notes	4.250	11/15/20	93	100,137
Eastman Chemical Co., Sr. Unsec’d. Notes	2.400	06/01/17	54	54,377
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000	11/15/21	350	407,336
W.R. Grace & Co., Gtd. Notes, 144A	5.125	10/01/21	300	319,500
Westlake Chemical Corp., Gtd. Notes, 144A	4.625	02/15/21	540	564,295

				1,554,167

Commercial Services 0.8%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $101,859; purchased 01/07/14)(b)(d)	2.800	11/01/18	100	101,946
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	18	18,364
Service Corp. International, Sr. Unsec’d. Notes	7.625	10/01/18	675	744,187
Total System Services, Inc., Sr. Unsec’d. Notes	4.800	04/01/26	250	277,643

				1,142,140

Computers 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480	06/01/19	100	102,600
Sr. Sec’d. Notes, 144A	4.420	06/15/21	85	88,885
EMC Corp., Sr. Unsec’d. Notes	2.650	06/01/20	300	291,839
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.450	10/05/17	310	313,926
Sr. Unsec’d. Notes, 144A	2.850	10/05/18	60	61,346
Western Digital Corp., Gtd. Notes, 144A	10.500	04/01/24	450	519,750

				1,378,346

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Containers & Packaging 0.6%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19		116	$119,190
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		250	280,312
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (New Zealand), Sr. Sec’d. Notes	5.750	10/15/20		500	513,140

					912,642

Diversified Financial Services 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750	05/15/19		150	153,927
Ally Financial, Inc., Sr. Unsec’d. Notes	3.250	09/29/17		200	201,000
Arrow Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.125	09/15/24	GBP	100	120,180
Capital One Bank USA NA, Sub. Notes	3.375	02/15/23		250	255,361
CIT Group, Inc., Sr. Unsec’d. Notes	4.250	08/15/17		100	101,280
Discover Financial Services, Sr. Unsec’d. Notes	5.200	04/27/22		400	442,022
International Lease Finance Corp., Sr. Unsec’d. Notes	8.750	03/15/17		75	76,863
Sr. Unsec’d. Notes	8.875	09/01/17		175	184,406
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN	2.750	03/19/19		100	101,920

					1,636,959

Diversified Machinery 0.3%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875	12/01/17		100	105,875
CNH Industrial Capital LLC, Gtd. Notes	4.375	11/06/20		200	204,500
Gtd. Notes	4.875	04/01/21		75	77,812
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21		100	110,546

					498,733

Electric 1.6%
Commonwealth Edison Co., First Mortgage	2.150	01/15/19		25	25,331
ContourGlobal Power Holdings SA (France), Sr. Sec’d. Notes, 144A(b)	5.125	06/15/21	EUR	275	316,071
DPL, Inc., Sr. Unsec’d. Notes	6.750	10/01/19		275	285,313
Sr. Unsec’d. Notes	7.250	10/15/21		275	287,031
Dynegy, Inc., Gtd. Notes	6.750	11/01/19		350	354,232

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Enersis Americas SA (Chile), Sr. Unsec’d. Notes	4.000%	10/25/26	30	$29,958
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350	01/15/25	125	132,456
NRG Energy, Inc., Gtd. Notes	7.875	05/15/21	278	290,510
PG&E Corp., Sr. Unsec’d. Notes	2.400	03/01/19	300	304,870
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400	01/15/21	300	326,580

				2,352,352

Entertainment 0.9%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250	03/15/21	250	259,267
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375	11/01/18	50	51,938
Gtd. Notes	4.875	11/01/20	325	346,531
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $206,500; purchased 08/27/14)(b)(d)	5.000	08/01/18	200	202,000
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000	01/01/22	400	425,440

				1,285,176

Environmental Control 0.2%
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21	250	255,938

Food 1.1%
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	325	338,812
Kroger Co. (The), Gtd. Notes	6.400	08/15/17	250	259,753
Mondelez International, Inc., Sr. Unsec’d. Notes	2.250	02/01/19	100	101,507
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	550	574,750
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	5.625	04/14/18	150	157,350
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/01/18	126	126,945

				1,559,117

Forest Products & Paper 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $228,412; purchased 02/05/14)(b)(d)	5.400	11/01/20	200	224,326

Healthcare-Products 0.7%
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	300	303,375
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875	10/15/18	100	102,246

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Medtronic, Inc., Gtd. Notes	2.500%	03/15/20	645	$662,079

				1,067,700

Healthcare-Services 2.1%
Aetna, Inc., Sr. Unsec’d. Notes	3.200	06/15/26	345	346,216
CHS/Community Health Systems, Inc., Gtd. Notes	7.125	07/15/20	100	80,750
Cigna Corp., Sr. Unsec’d. Notes	4.500	03/15/21	100	108,906
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	6.500	09/15/18	250	269,375
HCA, Inc., Gtd. Notes	8.000	10/01/18	375	415,781
Sr. Sec’d. Notes	4.250	10/15/19	225	233,437
Kindred Healthcare, Inc., Gtd. Notes	8.000	01/15/20	275	272,250
LifePoint Health, Inc., Gtd. Notes	5.500	12/01/21	500	518,125
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250	11/01/18	175	185,063
Sr. Unsec’d. Notes	6.750	02/01/20	225	220,500
Sr. Unsec’d. Notes	8.000	08/01/20	350	346,500

				2,996,903

Holding Companies - Diversified 0.1%
Leucadia National Corp., Sr. Unsec’d. Notes	5.500	10/18/23	100	105,003

Home Builders 1.9%
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	250	257,500
CalAtlantic Group, Inc., Gtd. Notes	8.375	05/15/18	325	354,250
KB Home, Gtd. Notes	7.000	12/15/21	125	134,063
Gtd. Notes	7.250	06/15/18	350	371,000
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	375	394,687
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	350	367,500
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	350	360,500
William Lyon Homes, Inc., Gtd. Notes	5.750	04/15/19	125	127,500
Gtd. Notes	8.500	11/15/20	325	340,437

				2,707,437

Home Furnishings 0.2%
Whirlpool Corp., Sr. Unsec’d. Notes	2.400	03/01/19	150	152,504
Sr. Unsec’d. Notes	4.700	06/01/22	100	111,508

				264,012

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Housewares 0.6%
Newell Brands, Inc., Sr. Unsec’d. Notes	2.600%	03/29/19	760	$775,315
Sr. Unsec’d. Notes	4.000	06/15/22	100	106,286

				881,601

Insurance 0.7%
Axis Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	250	276,352
Chubb INA Holdings, Inc., Gtd. Notes	3.350	05/03/26	70	73,584
Gtd. Notes	4.350	11/03/45	10	11,163
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22	250	274,380
XLIT Ltd. (Ireland), Gtd. Notes	2.300	12/15/18	400	403,801

				1,039,280

Iron/Steel 0.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125	06/01/18	500	530,000
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26	60	64,350

				594,350

Lodging 0.4%
Marriott International, Inc., Sr. Unsec’d. Notes	3.000	03/01/19	200	205,233
Sr. Unsec’d. Notes	3.250	09/15/22	100	103,667
MGM Resorts International, Gtd. Notes	8.625	02/01/19	275	308,515

				617,415

Machinery-Construction & Mining
Terex Corp., Gtd. Notes	6.500	04/01/20	25	25,500

Media 2.5%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625	09/15/17	725	757,625
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	6.625	01/31/22	250	260,625
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375	09/15/20	650	669,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 144A	6.384	10/23/35	60	69,164
Sr. Sec’d. Notes, 144A	6.484	10/23/45	70	82,030
Sr. Sec’d. Notes, 144A	6.834	10/23/55	20	23,847
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	300	309,000

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.250%		08/01/21	400	$419,000
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375		07/28/17	100	103,061
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $534,625; purchased 09/07/16-10/05/16)(b)(d)	6.750		09/15/22	500	526,900
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.875		01/15/22	360	374,400

					3,595,152

Mining 1.3%
Arconic, Inc., Sr. Unsec’d. Notes	5.550		02/01/17	500	503,750
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750	(a)	10/19/75	185	209,512
Freeport-McMoran, Inc., Gtd. Notes	2.300		11/14/17	700	693,000
Teck Resources Ltd. (Canada), Gtd. Notes, 144A	8.000		06/01/21	450	491,625

					1,897,887

Miscellaneous Manufacturing 0.1%
Koppers, Inc., Gtd. Notes	7.875		12/01/19	190	192,850
Textron, Inc., Sr. Unsec’d. Notes	3.650		03/01/21	25	26,217

					219,067

Multi-National 0.3%
Corp Andina de Fomento, Sr. Unsec’d. Notes	2.000		05/10/19	125	125,983
Corp Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125		09/27/21	240	239,511

					365,494

Office Furnishings 0.1%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375		02/15/21	100	113,096

Oil & Gas 1.0%
Anadarko Finance Co., Gtd. Notes	7.500		05/01/31	250	317,358
Devon Energy Corp., Sr. Unsec’d. Notes	5.600		07/15/41	150	155,268
Hess Corp., Sr. Unsec’d. Notes	4.300		04/01/27	55	54,753
Murphy Oil USA, Inc., Gtd. Notes	6.000		08/15/23	250	263,125
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050		11/15/44	100	100,905
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, RegS	5.375		01/26/19	120	24,000
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250		04/15/21	325	333,125

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21	120	$131,964

				1,380,498

Pharmaceuticals 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600	05/14/25	95	96,874
Sr. Unsec’d. Notes	4.500	05/14/35	150	153,008
Actavis Funding SCS, Gtd. Notes	3.800	03/15/25	75	77,836
Gtd. Notes	4.550	03/15/35	165	170,364
Actavis, Inc., Gtd. Notes	1.875	10/01/17	100	100,394
Forest Laboratories LLC, Gtd. Notes, 144A	4.375	02/01/19	125	131,301
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(e)	5.375	03/15/20	325	281,125

				1,010,902

Pipelines 0.3%
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700	04/01/19	50	49,972
Enterprise Products Operating LLC, Gtd. Notes	3.900	02/15/24	250	261,525
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500	04/01/20	50	56,093
Western Gas Partners LP, Sr. Unsec’d. Notes	2.600	08/15/18	75	75,120

				442,710

Real Estate Investment Trusts (REITs) 0.8%
HCP, Inc., Sr. Unsec’d. Notes	3.750	02/01/19	100	103,407
Kimco Realty Corp., Sr. Unsec’d. Notes	6.875	10/01/19	100	114,228
Realty Income Corp., Sr. Unsec’d. Notes	6.750	08/15/19	220	249,607
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	450	463,500
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	100	102,000
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375	10/01/19	100	114,186

				1,146,928

Retail 0.7%
AutoZone, Inc., Sr. Unsec’d. Notes	1.300	01/13/17	150	150,029
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	75	37,500
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45	70	81,661
L Brands, Inc., Gtd. Notes	5.625	02/15/22	75	82,125
Gtd. Notes	6.625	04/01/21	400	460,000
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25	250	266,875

				1,078,190

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Semiconductors 0.8%
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500%	11/15/18		100	$101,443
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18		425	437,750
Gtd. Notes, 144A	4.125	06/01/21		350	373,625
Gtd. Notes, 144A	5.750	02/15/21		200	208,000

					1,120,818

Software 1.0%
First Data Corp., Sr. Sec’d. Notes, 144A	6.750	11/01/20		400	414,000
Infor U.S., Inc., Sr. Sec’d. Notes, 144A (original cost $300,750; purchased 02/03/16)(b)(d)	5.750	08/15/20		300	313,875
Intuit, Inc., Sr. Unsec’d. Notes	5.750	03/15/17		300	305,056
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20		450	462,375

					1,495,306

Telecommunications 2.9%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20		100	109,510
AT&T, Inc., Sr. Unsec’d. Notes	3.400	05/15/25		375	373,774
Sr. Unsec’d. Notes	4.500	05/15/35		35	34,744
Sr. Unsec’d. Notes	4.750	05/15/46		45	44,036
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		200	215,030
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	2.350	02/14/19		200	203,182
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(b)	14.750	12/01/16		309	311,317
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, RegS	7.000	02/15/20		200	192,000
Qwest Corp., Sr. Unsec’d. Notes	6.750	12/01/21		50	55,438
Sprint Communications, Inc., Gtd. Notes, 144A(b)	9.000	11/15/18		200	220,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23		400	401,000
T-Mobile USA, Inc., Gtd. Notes	6.250	04/01/21		250	260,312
Gtd. Notes	6.464	04/28/19		100	101,625
Gtd. Notes	6.731	04/28/22		250	261,250
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375	06/24/19	GBP	200	268,380
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500	11/01/21		595	628,679
Sr. Unsec’d. Notes	4.672	03/15/55		125	121,858
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		300	325,726

					4,127,861

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	31

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Textiles 0.2%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250%	06/01/21		325	$338,000

Transportation 0.4%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450	09/15/21		100	106,950
CSX Corp., Sr. Unsec’d. Notes	5.600	05/01/17		100	102,431
XPO Logistics, Inc., Gtd. Notes, 144A(e)	6.500	06/15/22		325	338,000

					547,381

TOTAL CORPORATE BONDS (cost $57,032,939)					57,847,018

FOREIGN GOVERNMENT BONDS 3.3%
Argentina Bonar Bonds (Argentina), Sr. Unsec’d. Notes	7.000	04/17/17		110	112,118
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875	04/22/21		150	162,300
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000	06/26/17	EUR	100	117,238
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	11.750	02/25/20		50	64,825
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	7.500	05/06/21		150	165,030
Sr. Unsec’d. Notes, RegS	7.500	05/06/21		100	110,020
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	11/04/16		200	200,017
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375	02/21/23		120	136,176
Sr. Unsec’d. Notes	6.375	03/29/21		470	542,215
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	250	296,681
Sr. Unsec’d. Notes, MTN, RegS	3.750	06/14/28	EUR	100	117,825
Instituto De Credito Oficial (Spain), Gov’t. Gtd. Notes, 144A	1.625	09/14/18		200	200,127
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, EMTN, RegS	1.500	09/12/17		400	400,332
Sr. Unsec’d. Notes, 144A, MTN	2.125	04/13/21		200	200,970
Latvia Government International Bond (Latvia), Sr. Unsec’d. Notes, RegS	5.250	02/22/17		200	202,460
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, GMTN	4.250	07/14/17	EUR	200	225,128

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	5.125%	10/15/24	300	$297,000
Provincia De Buenos Airesgentina (Argentina), Sr. Unsec’d. Notes, 144A	9.950	06/09/21	300	342,000
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	3.250	10/26/26	200	197,228
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.250	02/18/24	200	232,615
Sr. Unsec’d. Notes, RegS	5.850	05/10/23	200	237,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625	03/30/21	230	242,896

TOTAL FOREIGN GOVERNMENT BONDS (cost $4,810,859)				4,802,201

MUNICIPAL BONDS 0.1%

California
University Of California, Revenue Bonds, Series AP	3.931	05/15/45	25	25,860
Series J	4.131	05/15/45	25	26,526

				52,386

New Jersey 0.1%
New Jersey Turnpike Authority, Revenue Bonds, Series F, BABs	7.414	01/01/40	100	151,791

TOTAL MUNICIPAL BONDS (cost $198,575)				204,177

NON-CORPORATE FOREIGN AGENCIES 0.9%
CNOOC Finance Ltd. (China), Gtd. Notes	3.000	05/09/23	200	199,780
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.150	01/22/19	50	50,558
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A, MTN	9.125	07/02/18	150	164,481
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS	7.250	06/28/17	100	103,250
Gtd. Notes, RegS	7.750	01/20/20	200	229,000
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375	05/23/21	245	271,043
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	200	200,209

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,153,756)				1,218,321

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	33

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
Federal National Mortgage Assoc.(f)	6.625%	11/15/30	55	$81,923
Federal National Mortgage Assoc.(f)	7.125	01/15/30	80	122,274

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $210,137)				204,197

U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds	2.500	05/15/46	150	147,252
U.S. Treasury Notes	1.500	08/15/26	35	33,956
U.S. Treasury Notes(f)(g)	1.625	04/30/23	2,450	2,457,274

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,626,607)				2,638,482

			Shares
PREFERRED STOCK 0.1%

Banks
State Street Corp. (cost $125,000)			5,000	133,850

TOTAL LONG-TERM INVESTMENTS (cost $120,354,747)				121,331,695

SHORT-TERM INVESTMENTS 16.1%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(h)			22,668,115	22,668,115
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $640,716; includes $640,548 of cash collateral for securities on loan)(h)(i)			640,648	640,776

TOTAL SHORT-TERM INVESTMENTS (cost $23,308,831)(Note 3)				23,308,891

TOTAL INVESTMENTS 100.2% (cost $143,663,578)(Note 5)				144,640,586
Liabilities in excess of other assets(j) (0.2)%				(222,424)

NET ASSETS 100.0%				$144,418,162

See Notes to Financial Statements.

34

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BKNT—Bank Note

CAS—Connecticut Avenue Securities

CDX—Credit Derivative Index

CMBX—Commercial Mortgage Backed Securities Index

CMM—Constant Maturity Mortgage

CMT—Constant Maturity Treasury

CLO—Collateralized Loan Obligation

EURIBOR—Euro Interbank Offered Rate

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

L1—Level 1

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

OIS—Overnight Index Swap

STACR—Structured Agency Credit Risk

STIBOR—Stockholm Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

WIBOR—Warsaw Interbank Offered Rate

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

COP—Colombian Peso

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	35

Portfolio of Investments (continued)

as of October 31, 2016

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $6,294,015 and 4.4% of net assets.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2016.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Represents CAS issued by Fannie Mae or a STACR securities issued by Freddie Mac.
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $1,372,146. The aggregate value of $1,369,047 is approximately 0.9% of net assets.
(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $628,211; cash collateral of $640,548 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(f)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(i)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestments.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
48	90 Day Sterling	Dec. 2016	$7,315,175	$7,313,920	$(1,255)
203	2 Year U.S. Treasury Notes	Dec. 2016	44,305,812	44,282,547	(23,265)
319	5 Year U.S. Treasury Notes	Dec. 2016	38,734,953	38,534,203	(200,750)
5	10 Year Euro-Bund	Dec. 2016	889,841	890,115	274
37	10 Year U.S. Treasury Notes	Dec. 2016	4,817,437	4,796,125	(21,312)
49	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	9,083,499	8,620,938	(462,561)

					(708,869)

	Short Positions:
38	20 Year U.S. Treasury Bonds	Dec. 2016	6,418,305	6,183,313	234,992
2	30 Year Euro Buxl	Dec. 2016	394,972	394,928	44

					235,036

					$(473,833)

See Notes to Financial Statements.

36

Cash and foreign currency of $510,026 and a U.S. Treasury Obligation with a market value of $180,534 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2016.

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Bank of America	AUD	37	$28,008	$27,942	$(66)
Expiring 01/13/17	Bank of America	AUD	45	34,568	34,493	(75)
Expiring 01/13/17	Citigroup Global Markets	AUD	322	243,119	244,744	1,625
Expiring 01/13/17	Goldman Sachs & Co.	AUD	37	28,008	28,028	20
Expiring 01/13/17	JPMorgan Chase	AUD	45	34,568	34,488	(80)
Brazilian Real,
Expiring 11/03/16	Goldman Sachs & Co.	BRL	106	32,514	33,268	754
Expiring 11/03/16	Goldman Sachs & Co.	BRL	110	33,685	34,323	638
Expiring 11/03/16	Hong Kong & Shanghai Bank	BRL	220	68,869	68,804	(65)
Expiring 12/02/16	Credit Suisse First Boston Corp.	BRL	436	137,790	135,169	(2,621)
Expiring 12/02/16	UBS AG	BRL	179	56,745	55,619	(1,126)
British Pound,
Expiring 01/27/17	Bank of America	GBP	91	112,521	111,987	(534)
Expiring 01/27/17	UBS AG	GBP	93	113,100	114,121	1,021
Canadian Dollar,
Expiring 01/13/17	Citigroup Global Markets	CAD	144	109,769	107,707	(2,062)
Expiring 01/13/17	UBS AG	CAD	47	35,594	35,242	(352)
Colombian Peso,
Expiring 11/10/16	Bank of America	COP	79,716	27,300	26,468	(832)
Indian Rupee,
Expiring 01/20/17	Citigroup Global Markets	INR	3,351	49,548	49,580	32
Expiring 01/20/17	Goldman Sachs & Co.	INR	3,779	56,016	55,903	(113)
Expiring 01/20/17	Goldman Sachs & Co.	INR	3,837	56,800	56,765	(35)
Expiring 12/09/16	Citigroup Global Markets	INR	3,562	52,897	53,016	119
Indonesian Rupiah,
Expiring 01/20/17	Citigroup Global Markets	IDR	748,516	56,800	56,654	(146)
Expiring 11/22/16	Citigroup Global Markets	IDR	558,426	42,273	42,676	403
Expiring 11/22/16	UBS AG	IDR	703,887	53,896	53,792	(104)
Japanese Yen,
Expiring 01/27/17	UBS AG	JPY	6,478	62,355	62,005	(350)
Malaysian Ringgit,
Expiring 11/10/16	UBS AG	MYR	61	14,800	14,549	(251)
Expiring 12/09/16	JPMorgan Chase	MYR	282	68,242	67,131	(1,111)
Expiring 12/21/16	Bank of America	MYR	225	54,065	53,408	(657)
Expiring 12/21/16	Credit Suisse First Boston Corp.	MYR	365	88,305	86,811	(1,494)
Mexican Peso,
Expiring 01/20/17	Goldman Sachs & Co.	MXN	729	38,067	38,221	154

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	37

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
New Taiwanese Dollar,
Expiring 12/15/16	Bank of America	TWD	1,235	$39,538	$39,166	$(372)
New Zealand Dollar,
Expiring 01/13/17	Goldman Sachs & Co.	NZD	39	27,450	27,764	314
Expiring 01/13/17	UBS AG	NZD	78	56,015	55,640	(375)
Norwegian Krone,
Expiring 01/25/17	UBS AG	NOK	1,038	127,322	125,663	(1,659)
Peruvian Nuevo Sol,
Expiring 12/09/16	Citigroup Global Markets	PEN	120	35,348	35,544	196
Philippine Peso,
Expiring 01/20/17	Citigroup Global Markets	PHP	1,997	41,150	41,206	56
Polish Zloty,
Expiring 01/25/17	Goldman Sachs & Co.	PLN	593	150,413	150,833	420
Russian Ruble,
Expiring 12/09/16	Credit Suisse First Boston Corp.	RUB	6,732	106,177	105,084	(1,093)
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	75	54,594	54,280	(314)
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	195	14,000	14,213	213
Expiring 01/13/17	Citigroup Global Markets	ZAR	291	20,137	21,286	1,149
Expiring 01/13/17	Hong Kong & Shanghai Bank	ZAR	205	14,163	14,945	782
Thai Baht,
Expiring 01/20/17	Citigroup Global Markets	THB	2,270	63,452	64,800	1,348
Expiring 01/20/17	Citigroup Global Markets	THB	2,270	63,280	64,801	1,521
Expiring 11/22/16	Citigroup Global Markets	THB	1,049	30,067	29,971	(96)
Turkish Lira,
Expiring 11/18/16	Citigroup Global Markets	TRY	230	77,423	74,097	(3,326)

				$2,710,751	$2,702,207	(8,544)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Goldman Sachs & Co.	AUD	75	$57,043	$57,143	$(100)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	36	27,450	27,607	(157)
Brazilian Real,
Expiring 11/03/16	Credit Suisse First Boston Corp.	BRL	436	139,005	136,395	2,610

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
British Pound,
Expiring 01/27/17	UBS AG	GBP	778	$946,262	$954,808	$(8,546)
Canadian Dollar,
Expiring 01/13/17	Bank of America	CAD	73	54,885	54,272	613
Expiring 01/13/17	Goldman Sachs & Co.	CAD	77	57,254	57,087	167
Expiring 01/13/17	Goldman Sachs & Co.	CAD	75	56,016	55,636	380
Expiring 01/13/17	Goldman Sachs & Co.	CAD	73	54,884	54,315	569
Expiring 01/13/17	UBS AG	CAD	75	56,530	56,255	275
Colombian Peso,
Expiring 01/23/17	Citigroup Global Markets	COP	63,902	21,429	20,998	431
Euro,
Expiring 01/27/17	Citigroup Global Markets	EUR	22	24,118	24,150	(32)
Expiring 01/27/17	Goldman Sachs & Co.	EUR	309	337,757	340,606	(2,849)
Expiring 01/27/17	Goldman Sachs & Co.	EUR	49	53,794	54,140	(346)
Expiring 01/27/17	JPMorgan Chase	EUR	110	120,885	121,789	(904)
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	28,754	103,006	102,391	615
Japanese Yen,
Expiring 01/27/17	Citigroup Global Markets	JPY	7,345	70,400	70,304	96
Expiring 01/27/17	Goldman Sachs & Co.	JPY	7,261	69,128	69,506	(378)
Malaysian Ringgit,
Expiring 12/21/16	Citigroup Global Markets	MYR	479	113,600	113,764	(164)
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	136	7,256	7,148	108
New Taiwanese Dollar,
Expiring 12/15/16	Citigroup Global Markets	TWD	836	26,700	26,529	171
Expiring 12/15/16	UBS AG	TWD	1,795	56,431	56,920	(489)
Expiring 12/15/16	UBS AG	TWD	448	14,100	14,212	(112)
New Zealand Dollar,
Expiring 01/13/17	Bank of America	NZD	23	16,013	16,232	(219)
Expiring 01/13/17	Bank of America	NZD	18	12,393	12,570	(177)
Expiring 01/13/17	Goldman Sachs & Co.	NZD	23	16,013	16,239	(226)
Expiring 01/13/17	UBS AG	NZD	22	15,774	16,009	(235)
Norwegian Krone,
Expiring 01/25/17	BNP Paribas	NOK	344	41,585	41,625	(40)
Expiring 01/25/17	Goldman Sachs & Co.	NOK	292	35,300	35,389	(89)
Philippine Peso,
Expiring 01/20/17	Citigroup Global Markets	PHP	532	10,890	10,983	(93)
Expiring 11/29/16	Citigroup Global Markets	PHP	1,460	30,100	30,154	(54)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	39

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	71	$52,206	$51,110	$1,096
Expiring 12/21/16	Citigroup Global Markets	SGD	75	54,594	54,152	442
Expiring 12/21/16	Citigroup Global Markets	SGD	48	34,567	34,513	54
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	21	15,511	15,208	303
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	21	15,510	15,205	305
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	21	15,279	14,978	301
Expiring 12/21/16	JPMorgan Chase	SGD	48	34,568	34,516	52
Expiring 12/21/16	UBS AG	SGD	77	55,309	55,251	58
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	1,457	99,927	106,443	(6,516)
Swedish Krona,
Expiring 01/25/17	Citigroup Global Markets	SEK	494	56,016	54,983	1,033
Expiring 01/25/17	Citigroup Global Markets	SEK	249	28,008	27,645	363
Expiring 01/25/17	UBS AG	SEK	249	28,008	27,693	315
Swiss Franc,
Expiring 01/27/17	Barclays Capital Group	CHF	44	45,184	45,182	2
Expiring 01/27/17	Goldman Sachs & Co.	CHF	229	231,397	232,408	(1,011)
Turkish Lira,
Expiring 11/18/16	Citigroup Global Markets	TRY	232	76,855	74,596	2,259
Expiring 11/18/16	Goldman Sachs & Co.	TRY	104	33,685	33,402	283

				$3,522,625	$3,532,461	(9,836)

						$(18,380)

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
11/18/2016	Buy	TRY	99	EUR	29	$19	Citigroup Global Markets
01/13/2017	Buy	EUR	52	ZAR	805	(1,529)	Goldman Sachs & Co.
01/13/2017	Buy	ZAR	262	EUR	17	936	Goldman Sachs & Co.
01/25/2017	Buy	HUF	6,818	EUR	22	(177)	Citigroup Global Markets
01/25/2017	Buy	NOK	663	SEK	723	(191)	Bank of America

						$(942)

See Notes to Financial Statements.

40

Forward rate agreements outstanding at October 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate agreements:
4,800	11/21/16	1.765%	10 Year CMT(2)^	$(3,742)	$—	$(3,742)	Citigroup Global Markets
4,800	11/25/16	1.785%	10 Year CMT(2)^	(2,856)	—	(2,856)	Citigroup Global Markets
4,800	11/21/16	2.790%	CMM 102(2)^	3,278	—	3,278	Citigroup Global Markets
4,800	11/25/16	2.800%	CMM 102(2)^	2,856	—	2,856	Citigroup Global Markets

				$(464)	$—	$(464)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreement:
ILS	1,190	10/27/26	1.640%	3 Month TELBOR(2)	$(856)	$(104)	$(752)	Citigroup Global Markets

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	300	10/26/18	1.765%	3 Month BBSW(1)	$—	$(47)	$(47)
AUD	450	10/27/18	1.793%	3 Month BBSW(1)	—	(242)	(242)
AUD	250	10/26/21	2.115%	6 Month BBSW(2)	—	(459)	(459)
AUD	370	10/27/21	2.125%	6 Month BBSW(2)	—	(570)	(570)
AUD	1,185	10/27/21	2.173%	6 Month BBSW(2)	(252)	232	484
AUD	60	10/26/26	2.365%	6 Month BBSW(1)	—	344	344
AUD	100	10/27/26	2.355%	6 Month BBSW(1)	—	650	650
CAD	1,920	10/26/18	0.904%	3 Month Canadian Bankers Acceptances(2)	(23)	112	135
EUR	200	08/01/19	0.346%	1 Day EUROIS(1)	—	(4,799)	(4,799)
EUR	200	09/13/24	(0.104%)	1 Day EUROIS(1)	—	2,729	2,729
EUR	150	02/23/26	0.324%	1 Day EUROIS(1)	(460)	(2,505)	(2,045)
EUR	710	08/15/25	0.395%	6 Month EURIBOR(1)	—	46	46
EUR	680	05/09/31	1.587%	6 Month EURIBOR(2)	—	11,899	11,899

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	41

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d):
EUR	270	07/04/42	1.001%	6 Month EURIBOR(2)	$—	$(209)	$(209)
EUR	430	05/09/46	1.357%	6 Month EURIBOR(1)	—	(8,005)	(8,005)
MXN	5,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	—	(2,124)	(2,124)
MXN	5,250	08/20/19	5.110%	28 Day Mexican Interbank Rate(2)	(20)	(5,715)	(5,695)
MXN	8,100	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	446	(6,747)	(7,193)
MXN	3,150	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	—	(6,657)	(6,657)
MXN	9,000	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	(18)	(2,337)	(2,319)
MXN	1,100	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	(16)	(1,399)	(1,383)
NOK	3,550	11/01/26	1.650%	6 Month NIBOR(2)	—	(100)	(100)
NZD	770	11/01/26	2.835%	3 Month New Zealand Bank Bill Rate(2)	—	128	128
PLN	5,900	10/27/21	2.050%	6 Month WIBOR(2)	(521)	(4,384)	(3,863)
SEK	2,600	10/27/26	0.700%	3 Month STIBOR(2)	—	(2,437)	(2,437)
	11,040	11/02/16	0.426%	1 Day USOIS(1)	—	(363)	(363)
	30,130	12/14/16	0.414%	1 Day USOIS(1)	—	537	537
	12,215	02/18/17	0.466%	1 Day USOIS(1)	—	1,968	1,968
	5,960	08/19/17	0.524%	1 Day USOIS(1)	—	2,179	2,179
	22,015	09/09/17	0.539%	1 Day USOIS(1)	2,954	8,650	5,696
	6,930	10/21/17	0.590%	1 Day USOIS(1)	—	1,755	1,755
	7,010	11/01/17	0.639%	1 Day USOIS(1)	—	(1,033)	(1,033)
	3,730	08/02/23	— (3)	— (3)	(1,422)	8,791	10,213
	5,595	08/02/23	— (4)	— (4)	201	14,149	13,948
	1,845	08/03/23	— (5)	— (5)	(1,389)	4,634	6,023
	3,635	11/01/18	1.075%	3 Month LIBOR(2)	—	(897)	(897)
	2,950	11/01/21	1.338%	3 Month LIBOR(1)	—	(102)	(102)
	1,025	05/31/23	1.394%	3 Month LIBOR(1)	—	3,973	3,973
	1,025	05/31/23	1.395%	3 Month LIBOR(1)	—	3,901	3,901
	1,395	05/31/23	1.578%	3 Month LIBOR(1)	(1,482)	(15,830)	(14,348)
	250	05/31/23	1.583%	3 Month LIBOR(1)	—	(2,097)	(2,097)
	11,540	12/31/21	1.786%	3 Month LIBOR(1)	(5,828)	(315,241)	(309,413)
	1,500	12/31/21	1.850%	3 Month LIBOR(1)	—	(46,252)	(46,252)
	5,250	05/31/22	1.741%	3 Month LIBOR(1)	40,986	(132,659)	(173,645)
	8,870	05/31/22	2.237%	3 Month LIBOR(1)	(9,014)	(482,956)	(473,942)
	600	08/31/22	1.788%	3 Month LIBOR(1)	—	(14,167)	(14,167)
	6,000	08/31/22	2.013%	3 Month LIBOR(1)	(18,107)	(220,521)	(202,414)
	1,680	11/30/22	1.982%	3 Month LIBOR(1)	—	(66,833)	(66,833)
	800	12/31/22	1.405%	3 Month LIBOR(1)	—	(2,008)	(2,008)
	500	12/31/22	1.406%	3 Month LIBOR(1)	—	(1,302)	(1,302)
	1,100	12/31/22	1.409%	3 Month LIBOR(1)	—	(3,036)	(3,036)
	200	12/31/22	1.412%	3 Month LIBOR(1)	—	(586)	(586)
	1,200	12/31/22	1.416%	3 Month LIBOR(1)	—	(3,851)	(3,851)
	350	12/31/22	1.495%	3 Month LIBOR(1)	—	(2,875)	(2,875)

See Notes to Financial Statements.

42

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d):
1,705	08/15/23	1.406%	3 Month LIBOR(1)	$—	$9,462	$9,462
765	11/01/26	1.692%	3 Month LIBOR(2)	—	421	421
1,270	11/15/41	1.869%	3 Month LIBOR(1)	5,594	39,575	33,981
305	02/15/42	1.369%	1 Day USOIS(1)	—	18,056	18,056
205	09/27/46	1.380%	1 Day USOIS(1)	—	13,658	13,658

				$11,629	$(1,213,496)	$(1,225,125)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.
(3)	Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.
(4)	Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.
(5)	Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Credit default swap agreements outstanding at October 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at October 31, 2016(3)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on corporate and/or sovereign issues—Sell Protection(1):
General Motors Co.	06/20/19	5.000%	185	$20,697	$20,713	$16

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at October 31, 2016(3)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Sell Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%	50	$2,206	$1,972	$(234)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at October 31, 2016(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Kingdom of Spain	12/20/20	1.000%	885	0.061%	$14,930	$(1,795)	$16,725	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	180	1.251%	(1,476)	835	(2,311)	JPMorgan Chase
Petroleo Brasileiro SA	06/20/18	1.000%	220	1.828%	(2,685)	(16,868)	14,183	Morgan Stanley

					$10,769	$(17,828)	$28,597

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	43

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.6.AA	05/11/63	1.500%	1,000	$(16,984)	$(9,794)	$(7,190)	Morgan Stanley
CMBX.NA.6.AA	05/11/63	1.500%	500	(8,492)	(30,606)	22,114	Credit Suisse First Boston Corp.

				$(25,476)	$(40,400)	$14,924

Cash of $398,000, U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $1,628,413 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at October 31, 2016.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of the emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

44

Currency swap agreements outstanding at October 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
115	3 Month LIBOR	EUR 100	3 Month EURIBOR minus 25.00 bps	Goldman Sachs & Co.	01/20/17	$5,172	$—	$5,172
558	3 Month LIBOR	EUR 500	3 Month EURIBOR minus 37.00 bps	JPMorgan Chase	10/17/17	9,143	—	9,143
804	3 Month LIBOR	EUR 700	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	37,243	—	37,243

						$51,558	$—	$51,558

Total return swap agreements outstanding at October 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Credit Suisse First Boston Corp.	01/12/41	521	Pay fixed rate payments on the IOS.FN.450 Index and receive variable payments based on 1 Month LIBOR	$3,003	$(1,545)	$4,548
JPMorgan Chase	11/23/16	775	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(7,368)	—	(7,368)
JPMorgan Chase	11/23/16	810	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(10,403)	—	(10,403)
JPMorgan Chase	11/23/16	800	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(9,624)	—	(9,624)
JPMorgan Chase	11/23/16	675	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(8,348)	—	(8,348)
JPMorgan Chase	11/23/16	785	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(9,707)	—	(9,707)

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	45

Portfolio of Investments (continued)

as of October 31, 2016

Total return swap agreements outstanding at October 31, 2016 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (cont’d):
Deutsche Bank AG	12/08/16	200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	$(13,835)	$—	$(13,835)
Deutsche Bank AG	12/08/16	200	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(12,034)	—	(12,034)
Deutsche Bank AG	12/08/16	100	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(4,898)	—	(4,898)
Deutsche Bank AG	12/08/16	100	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Strip	(3,352)	—	(3,352)

				$(76,566)	$(1,545)	$(75,021)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

46

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$17,432,640	$4,096,553
Non-Residential Mortgage-Backed Securities	—	4,139,984	100,012
Residential Mortgage-Backed Securities	—	11,006,117	1,503,914
Bank Loans	—	2,591,412	594,000
Commercial Mortgage-Backed Securities	—	12,818,817	—
Corporate Bonds	—	57,847,018	—
Municipal Bonds	—	204,177	—
U.S. Government Agency Obligations	—	204,197	—
U.S. Treasury Obligations	—	2,638,482	—
Preferred Stock	133,850	—	—
Foreign Government Bonds	—	4,802,201	—
Non-Corporate Foreign Agencies	—	1,218,321	—
Affiliated Mutual Funds	23,308,891	—	—
Other Financial Instruments*
Futures Contracts	(473,833)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(18,380)	—
OTC Cross Currency Exchange Contracts	—	(942)	—
OTC Forward Rate Agreements	—	—	(464)
Centrally Cleared Interest Rate Swap Agreements	—	(1,225,125)	—
OTC Interest Rate Swap Agreement	—	(856)	—
Centrally Cleared Credit Default Swap Agreements	—	(218)	—
OTC Credit Default Swap Agreements	—	(14,707)	—
OTC Currency Swap Agreements	—	51,558	—
OTC Total Return Swap Agreements	—	(76,566)	—

Total	$22,968,908	$113,618,130	$6,294,015

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	47

Portfolio of Investments (continued)

as of October 31, 2016

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Non-Residential Mortgage-Backed Securities	Asset-Backed Securities— Residential Mortgage-Backed Securities	Bank Loans	Forward Rate Agreements
Balance as of 10/31/15	$—	$500,250	$—	$—	$—
Accrued discounts/premiums	—	—	4,209	—	—
Realized gain (loss)	—		2,720
Change in unrealized appreciation (depreciation)**	(11,100)	23	(5,798)	(3,000)	(464)
Purchases	4,107,653	99,989	190,000	597,000	—
Sales/Paydowns	—		(262,710)	—	—
Transfers into Level 3	—	—	1,575,493	—	—
Transfers out of Level 3	—	(500,250)	—	—	—

Balance as of 10/31/16	$4,096,553	$100,012	$1,503,914	$594,000	$(464)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $(20,341) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2016	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Asset-Backed Securities— Collateralized Loan Obligations	$3,047,675	Market approach	Single broker indicative quote	$99.79-$99.95 ($99.92)
Asset-Backed Securities— Collateralized Loan Obligations	1,048,878	Pricing at cost	Unadjusted purchase price	$100.00-$109.78 ($104.89)
Asset-Backed Securities— Non-Residential Mortgage- Backed Securities	100,012	Market approach	Single broker indicative quote	$100.01
Asset-Backed Securities— Residential Mortgage- Backed Securities	1,313,914	Market approach	Single broker indicative quote	$98.25-$99.25 ($98.85)
Asset-Backed Securities— Residential Mortgage- Backed Securities	190,000	Pricing at cost	Unadjusted purchase price	$100.00
Bank Loans	594,000	Market approach	Single broker indicative quote	$99.00
Forward Rate Agreements	(464)	Model pricing	Forward rate volatility & Convexity Adjustment (Range indicates fair values at October 31, 2016)	$(0.08)-$0.07 (0.00)

	$6,294,015

See Notes to Financial Statements.

48

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Non-Residential Mortgage-Backed Securities	$500,250	L3 to L2	Single broker quote to evaluated bid
Asset-Backed Securities—Residential Mortgage-Backed Securities	$1,575,493	L2 to L3	Evaluated bid to single broker quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds(0.4% represents investments purchased with collateral from securities on loan)	16.1%
Collateralized Loan Obligations	14.9
Commercial Mortgage-Backed Securities	8.9
Residential Mortgage-Backed Securities	8.7
Banks	8.7
Foreign Government Bonds	3.3
Media	3.2
Non-Residential Mortgage-Backed Securities	2.9
Telecommunications	2.9
Healthcare-Services	2.1
Home Builders	1.9
U.S. Treasury Obligations	1.8
Electric	1.6
Mining	1.3
Chemicals	1.3
Diversified Financial Services	1.1
Food	1.1
Software	1.0
Oil & Gas	1.0
Computers	1.0
Auto Manufacturers	0.9
Entertainment	0.9
Non-Corporate Foreign Agencies	0.9
Commercial Services	0.9
Pharmaceuticals	0.8
Real Estate Investment Trusts (REITs)	0.8
Semiconductors	0.8
Retail	0.8
Healthcare-Products	0.7
Insurance	0.7
Containers & Packaging	0.6%
Housewares	0.6
Lodging	0.4
Iron/Steel	0.4
Transportation	0.4
Technology	0.4
Auto Parts & Equipment	0.4
Diversified Machinery	0.3
Airlines	0.3
Pipelines	0.3
IT Services	0.3
Beverages	0.3
Multi-National	0.3
Textiles	0.2
Agriculture	0.2
Health Care Providers & Services	0.2
Biotechnology	0.2
Home Furnishings	0.2
Environmental Control	0.2
Forest Products & Paper	0.2
U.S. Government Agency Obligations	0.2
Miscellaneous Manufacturing	0.1
Building Materials	0.1
Municipal Bonds	0.1
Automobiles	0.1
Office Furnishings	0.1
Holding Companies-Diversified	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	49

Portfolio of Investments (continued)

as of October 31, 2016

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$53,022		Unrealized depreciation on OTC swap agreements	$9,501
Credit contracts	Premiums paid for OTC swap agreements	835		Premiums received for OTC swap agreements	59,063
Credit contracts	Due from/to broker-variation margin swaps	16	*	Due from/to broker-variation margin swaps	234	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	23,666		Unrealized depreciation on OTC forward foreign currency exchange contracts	42,046
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	955		Unrealized depreciation on OTC cross currency exchange contracts	1,897
Interest rate contracts	Due from/to broker-variation margin futures	235,310	*	Due from/to broker-variation margin futures	709,143	*
Interest rate contracts	Due from/to broker-variation margin swaps	142,186	*	Due from/to broker-variation margin swaps	1,367,311	*
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	6,134		Unrealized depreciation on OTC forward rate agreements	6,598
Interest rate contracts	Unrealized appreciation on OTC swap agreements	56,106		Unrealized depreciation on OTC swap agreements	80,321
Interest rate contracts	—	—		Premiums received for OTC swap agreements	1,649

Total		$518,230			$2,277,763

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

50

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Forward Rate Agreements	Swaps	Total
Credit contracts	$(49,910)	$25,243	$—	$—	$—	$(139,621)	$(164,288)
Foreign exchange contracts	—	—	—	(179,227)	—	—	(179,227)
Interest rate contracts	(73,888)	33,201	1,227,286	—	(20,765)	(380,795)	785,039

Total	$(123,798)	$58,444	$1,227,286	$(179,227)	$(20,765)	$(520,416)	$441,524

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward & Cross Currency Contracts(4)	Forward Rate Agreements	Swaps	Total
Credit contracts	$2,214	$2,106	$—	$—	$—	$41,795	$46,115
Foreign exchange contracts	—	—	—	(25,053)	—	—	(25,053)
Interest rate contracts	(40,639)	(13,402)	(452,308)	—	10,732	(616,146)	(1,111,763)

Total	$(38,425)	$(11,296)	$(452,308)	$(25,053)	$10,732	$(574,351)	$(1,090,701)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2016, the average volume of derivative activities are as follows:

Purchased Options(1)	Written Options(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)
$75,248	$8,167,600	$81,727,091	$12,362,629	$3,309,872	$3,935,614	$623,011

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	51

Portfolio of Investments (continued)

as of October 31, 2016

Forward Rate Agreements(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Total Return Swap Agreements(4)
$6,860,000	$83,576,961	$840,000	$2,709,000	$2,811,583	$3,534,600

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Bank of America	$1,709	$(1,709)	$—	$—
Barclays Capital Group	2	—	—	2
BNP Paribas	—	—	—	—
Citigroup Global Markets	18,279	(18,279)	—	—
Credit Suisse First Boston Corp.	29,272	(29,272)	—	—
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	9,915	(6,833)	—	3,082
Hong Kong & Shanghai Bank	1,691	(65)	—	1,626
JPMorgan Chase	63,998	(51,651)	—	12,347
Morgan Stanley	14,183	(14,183)	—	—
UBS AG	1,669	(1,669)	—	—

	$140,718

See Notes to Financial Statements.

52

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Bank of America	$(3,437)	$1,709	$—	$(1,728)
Barclays Capital Group	—	—	—	—
BNP Paribas	(40)	—	—	(40)
Citigroup Global Markets	(20,120)	18,279	—	(1,841)
Credit Suisse First Boston Corp.	(37,359)	29,272	—	(8,087)
Deutsche Bank AG	(34,119)	—	—	(34,119)
Goldman Sachs & Co.	(6,833)	6,833	—	—
Hong Kong & Shanghai Bank	(65)	65	—	—
JPMorgan Chase	(51,651)	51,651	—	—
Morgan Stanley	(33,852)	14,183	—	(19,669)
UBS AG	(13,599)	1,669	—	(11,930)

	$(201,075)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	53

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $628,211:
Unaffiliated investments (cost $120,354,747)	$121,331,695
Affiliated investments (cost $23,308,831)	23,308,891
Foreign currency, at value (cost $65,593)	67,245
Deposit with broker for futures	510,026
Deposit with broker for centrally cleared swaps	398,000
Receivable for Fund shares sold	1,855,425
Interest receivable	998,345
Unrealized appreciation on OTC swap agreements	109,128
Due from broker—variation margin futures	58,194
Receivable for investments sold	35,114
Unrealized appreciation on OTC forward foreign currency exchange contracts	23,666
Unrealized appreciation on OTC forward rate agreements	6,134
Unrealized appreciation on OTC cross currency exchange contracts	955
Premium paid for OTC swap agreements	835
Prepaid expenses	1,302

Total assets	148,704,955

Liabilities
Payable for investments purchased	2,675,186
Payable to broker for collateral for securities on loan	640,548
Payable for Fund shares reacquired	638,441
Unrealized depreciation on OTC swap agreements	89,822
Accrued expenses and other liabilities	74,146
Premium received for OTC swap agreements	60,712
Unrealized depreciation on OTC forward foreign currency exchange contracts	42,046
Due to broker—variation margin swaps	27,099
Payable to custodian	15,805
Distribution fee payable	10,532
Unrealized depreciation on OTC forward rate agreements	6,598
Management fee payable	3,484
Affiliated transfer agent fee payable	477
Unrealized depreciation on OTC cross currency exchange contracts	1,897

Total liabilities	4,286,793

Net Assets	$144,418,162

Net assets were comprised of:
Common stock, at par	$14,908
Paid-in capital in excess of par	147,010,645

147,025,553
Undistributed net investment income	12,291
Accumulated net realized loss on investment and foreign currency transactions	(1,898,007)
Net unrealized depreciation on investments and foreign currencies	(721,675)

Net assets, October 31, 2016	$144,418,162

See Notes to Financial Statements.

54

Class A
Net asset value and redemption price per share,
($11,174,976 ÷ 1,154,186 shares of common stock issued and outstanding)	$9.68
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.01

Class C
Net asset value, offering price and redemption price per share,
($8,634,169 ÷ 891,277 shares of common stock issued and outstanding)	$9.69

Class Q
Net asset value, offering price and redemption price per share,
($79,419,717 ÷ 8,197,947 shares of common stock issued and outstanding)	$9.69

Class Z
Net asset value, offering price and redemption price per share,
($45,189,300 ÷ 4,664,363 shares of common stock issued and outstanding)	$9.69

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	55

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income	$3,642,243
Affiliated dividend income	30,483
Unaffiliated dividend income	2,861
Income from securities lending, net (including affiliated $77)	104

Total income	3,675,691

Expenses
Management fee	572,522
Distribution fee—Class A	22,170
Distribution fee—Class C	79,004
Custodian and accounting fees	222,000
Registration fees	95,000
Audit fee	61,000
Shareholders’ reports	45,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600)	32,000
Legal fees and expenses	20,000
Directors’ fees	11,000
Insurance expenses	1,000
Loan interest expense	85
Miscellaneous	19,703

Total expenses	1,180,484
Less: Management fee waiver and/or expense reimbursement	(392,200)

Net expenses	788,284

Net investment income (loss)	2,887,407

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $2)	(324,215)
Futures transactions	1,227,286
Options written transactions	58,444
Forward rate agreement transactions	(20,765)
Swap agreements transactions	(520,416)
Foreign currency transactions	(332,757)

87,577

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $60)	1,655,358
Futures	(452,308)
Written Options	(11,296)
Forward rate agreements	10,732
Swap agreements	(574,351)
Foreign currencies	(24,663)

603,472

Net gain (loss) on investment and foreign currency transactions	691,049

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,578,456

See Notes to Financial Statements.

56

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$2,887,407	$2,390,343
Net realized gain (loss) on investment and foreign currency transactions	87,577	(352,579)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	603,472	(1,184,513)

Net increase (decrease) in net assets resulting from operations	3,578,456	853,251

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(210,049)	(84,983)
Class C	(134,768)	(64,057)
Class Q	(2,189,822)	(3,839,753)
Class Z	(354,907)	(179,377)

	(2,889,546)	(4,168,170)

Tax return of capital distributions
Class A	(23,001)	—
Class C	(14,758)	—
Class Q	(239,793)	—
Class Z	(38,864)	—

	(316,416)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	59,428,066	29,591,634
Net asset value of shares issued in reinvestment of dividends and distributions	3,196,222	4,153,998
Cost of shares reacquired	(24,610,129)	(13,368,690)

Net increase (decrease) in net assets from Fund share transactions	38,014,159	20,376,942

Total increase (decrease)	38,386,653	17,062,023

Net Assets:
Beginning of year	106,031,509	88,969,486

End of year(a)	$144,418,162	$106,031,509

(a) Includes undistributed net investment income of:	$12,291	$82,599

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	57

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) incorporated in Maryland on September 1, 1994, is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of two funds: Prudential Total Return Bond Fund and Prudential Short Duration Multi-Sector Bond Fund. The information presented in these financial statements pertains to Prudential Short Duration Multi-Sector Fund (the “Fund”). The Fund’s investment objective is total return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

58

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it

Prudential Short Duration Multi-Sector Bond Fund	59

Notes to Financial Statements (continued)

operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from

60

the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations, such amounts are included in net realized gain (loss) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts positions of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities market.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Prudential Short Duration Multi-Sector Bond Fund	61

Notes to Financial Statements (continued)

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risk may arise from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying

62

security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instruments underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into interest rate, credit default, total return and other form of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap

Prudential Short Duration Multi-Sector Bond Fund	63

Notes to Financial Statements (continued)

agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund may be subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

64

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/ performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Currency Swaps: The Fund may enter into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser

Prudential Short Duration Multi-Sector Bond Fund	65

Notes to Financial Statements (continued)

may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments.

Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, that the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and

66

changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment In Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

Prudential Short Duration Multi-Sector Bond Fund	67

Notes to Financial Statements (continued)

calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

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The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to $5 billion, .475% on the average daily net assets on the next $5 billion and .465% of such assets in excess of $10 billion. The effective management fee rate, net of waivers and/or expense reimbursement was .16% for the year ended October 31, 2016. The effective management fee rate before any waivers and/or expense reimbursement was .50% for the year ended October 31, 2016.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .60% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services (“PIMS”) who acts as the distributor of Class A, Class C, Class Q and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at the annual rate of .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $123,048 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2016. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it received $6,073 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM, Inc., PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Short Duration Multi-Sector Bond Fund	69

Notes to Financial Statements (continued)

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of investment securities, other than short term investments and U.S. Government securities, for the year ended October 31, 2016, were $47,342,891 and $63,966,645, respectively.

Transactions in options written during the year ended October 31, 2016, were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at October 31, 2015	23,791	$59,649
Written options	8,555	181,061
Expired options	(21,237)	(111,256)
Exercised options	—	—
Closed options	(11,109)	(129,454)

Options outstanding at October 31, 2016	—	$—

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income,

70

accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $68,169 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/(losses) and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $2,889,546 of ordinary income and 316,416 of tax return of capital. For the year ended October 31, 2015, the tax character of dividends paid by the Fund was $4,168,170 of ordinary income.

As of October 31, 2016, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$144,785,640	$1,825,961	$(1,971,015)	$(145,054)	$(995,600)	$(1,140,654)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, options and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2016 of approximately $1,459,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Short Duration Multi-Sector Bond Fund	71

Notes to Financial Statements (continued)

Note 6. Capital

The Fund offers Class A, Class C, Class Q, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement and/or benefits plans. Class C shares are sold with a CDSC of 1% during the first 12 months. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 200 million shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q, and Class Z shares, each of which consists of 50 million, 25 million, 75 million, and 50 million shares, respectively.

As of October 31, 2016, Prudential, through its affiliates, owned 2,736,160 shares of Class Q. At reporting period end, 5 shareholders of record held 92% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	718,011	$6,902,339
Shares issued in reinvestment of dividends and distributions	23,206	223,581
Shares reacquired†	(179,192)	(1,725,270)

Net increase (decrease) in shares outstanding before conversion	562,025	5,400,650
Shares reacquired upon conversion into other share class(es)	(8,719)	(83,860)

Net increase (decrease) in shares outstanding	553,306	$5,316,790

Year ended October 31,2015: Shares sold	610,370	$5,951,409
Shares issued in reinvestment of dividends and distributions	7,686	75,004
Shares reacquired	(115,572)	(1,131,486)

Net increase (decrease) in shares outstanding before conversion	502,484	4,894,927
Shares reacquired upon conversion into other share class(es)	(2,133)	(21,009)

Net increase (decrease) in shares outstanding	500,351	$4,873,918

72

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	559,224	$5,375,325
Shares issued in reinvestment of dividends and distributions	15,516	149,488
Shares reacquired†	(275,186)	(2,651,326)

Net increase (decrease) in shares outstanding before conversion	299,554	2,873,487
Shares reacquired upon conversion into other share class(es)	(1,693)	(16,425)

Net increase (decrease) in shares outstanding	297,861	$2,857,062

Year ended October 31,2015:
Shares sold	568,005	$5,548,617
Shares issued in reinvestment of dividends and distributions	6,438	62,839
Shares reacquired	(41,561)	(404,594)

Net increase (decrease) in shares outstanding	532,882	$5,206,862

Class Q
Year ended October 31, 2016:
Shares sold	442,596	$4,240,019
Shares issued in reinvestment of dividends and distributions	252,348	2,429,593
Shares reacquired†	(1,577,014)	(15,170,218)

Net increase (decrease) in shares outstanding	(882,070)	$(8,500,606)

Year ended October 31,2015:
Shares sold	1,064,274	$10,420,016
Shares issued in reinvestment of dividends and distributions	391,496	3,839,754
Shares reacquired	(894,341)	(8,714,000)

Net increase (decrease) in shares outstanding	561,429	$5,545,770

Class Z
Year ended October 31, 2016:
Shares sold	4,427,597	$42,910,383
Shares issued in reinvestment of dividends and distributions	40,755	393,560
Shares reacquired†	(525,360)	(5,063,315)

Net increase (decrease) in shares outstanding before conversion	3,942,992	38,240,628
Shares issued upon conversion from other share class(es)	10,411	100,285

Net increase (decrease) in shares outstanding	3,953,403	$38,340,913

Year ended October 31,2015: Shares sold	784,593	$7,671,592
Shares issued in reinvestment of dividends and distributions	18,034	176,401
Shares reacquired	(320,819)	(3,118,610)

Net increase (decrease) in shares outstanding before conversion	481,808	4,729,383
Shares issued upon conversion from other share class(es)	2,135	21,009

Net increase (decrease) in shares outstanding	483,943	$4,750,392

†	Includes affiliated redemptions of 1,058 shares with a value of $10,159 for Class A shares, 1,044 shares with a value of $10,031 for Class C shares, 1,063 shares with a value of $10,217 for Class Q shares and 1,063 shares with a value of $10,214 for Class Z shares.

Prudential Short Duration Multi-Sector Bond Fund	73

Notes to Financial Statements (continued)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The balance for the 1 day that the Fund had a loan outstanding during the year was $1,812,000 borrowed at an interest rate of 1.69%. At October 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications. of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure

74

regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Short Duration Multi-Sector Bond Fund	75

Financial Highlights

Class A Shares
	Year Ended October 31,		December 23, 2013(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.23	.21	.19
Net realized and unrealized gain (loss) on investments	.05	(.14)	(.05)
Total from investment operations	.28	.07	.14
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.41)	(.15)
Tax return of capital distributions	(.02)	-	-
Total dividends and distributions	(.25)	(.41)	(.15)
Net asset value, end of period	$9.68	$9.65	$9.99
Total Return(a):	3.00%	.70%	1.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,175	$5,797	$1,004
Average net assets (000)	$8,868	$2,412	$295
Ratios to average net assets(d)(g):
Expense after waivers and/or expense reimbursement	.85%	.85%	.90%	(e)
Expense before waivers and/or expense reimbursement	1.26%	1.49%	1.62%	(e)
Net investment income (loss)	2.35%	2.18%	2.19%	(e)
Portfolio turnover rate	66%	51%	222%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of average daily net assets.

See Notes to Financial Statements.

76

Class C Shares
	Year Ended October 31,		December 23, 2013(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.16	.14	.12
Net realized and unrealized gain (loss) on investments	.06	(.15)	(.04)
Total from investment operations	.22	(.01)	.08
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.33)	(.09)
Tax return of capital distributions	(.02)	-	-
Total dividends and distributions	(.18)	(.33)	(.09)
Net asset value, end of period	$9.69	$9.65	$9.99
Total Return(a):	2.34%	(.06)%	.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,634	$5,728	$605
Average net assets (000)	$7,900	$2,495	$166
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	1.60%	1.60%	1.65%	(e)
Expense before waivers and/or expense reimbursement	2.02%	2.26%	2.33%	(e)
Net investment (loss)	1.61%	1.42%	1.42%	(e)
Portfolio turnover rate	66%	51%	222%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	77

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,		December 23, 2013(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.25	.25	.19
Net realized and unrealized gain (loss) on investments	.07	(.16)	(.03)
Total from investment operations	.32	.09	.16
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.43)	(.17)
Tax return of capital distributions	(.03)	-	-
Total dividends and distributions	(.28)	(.43)	(.17)
Net asset value, end of period	$9.69	$9.65	$9.99
Total Return(a):	3.37%	.95%	1.63%

Ratios/Supplemental Data:
Net assets, end of period (000)	$79,420	$87,644	$85,092
Average net assets (000)	$83,676	$87,488	$74,561
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	.60%	.60%	.65%	(e)
Expense before waivers and/or expense reimbursement	.92%	.97%	1.05%	(e)
Net investment income (loss)	2.62%	2.51%	2.20%	(e)
Portfolio turnover rate	66%	51%	222%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

78

Class Z Shares
	Year Ended October 31,		December 23, 2013(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.25	.24	.21
Net realized and unrealized (loss) on investments	.07	(.15)	(.05)
Total from investment operations	.32	.09	.16
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.43)	(.17)
Tax return of capital distributions	(.03)	-	-
Total dividends and distributions	(.28)	(.43)	(.17)
Net asset value, end of period	$9.69	$9.65	$9.99
Total Return(a)	3.36%	.94%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$45,189	$6,863	$2,268
Average net assets (000)	$14,060	$4,575	$1,074
Ratios to average net assets(d):
Expense after waivers and/or expense reimbursement	.60%	.60%	.65%	(e)
Expense before waivers and/or expense reimbursement	1.02%	1.20%	1.29%	(e)
Net investment income (loss)	2.51%	2.48%	2.46%	(e)
Portfolio turnover rate	66%	51%	222%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Short Duration Multi-Sector Bond Fund	79

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration Multi-Sector Bond Fund, one of the series constituting Prudential Investment Portfolios, Inc. 17 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from December 23, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

80

Federal Income Tax Information (unaudited)

For the year ended October 31, 2016, the Fund reports the maximum amount allowable but not less than 87.42% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2016.

Prudential Short Duration Multi-Sector Bond Fund	81

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration Multi-Sector Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1994; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Short Duration Multi-Sector Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Short Duration Multi-Sector Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income (“PGIM Fixed Income”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

Prudential Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PGIM Fixed Income, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PGIM Fixed Income, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PGIM, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PGIM, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2015. The Board considered that the Fund commenced operations on December 23, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Short Intermediate Investment-Grade Debt Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board and PI agreed to continue the existing expense cap of 0.60% (exclusive of 12b-1 fees and certain other fees) through February 28, 2017.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to establish a performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration Multi-Sector Bond Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SDMAX	SDMCX	SDMQX	SDMZX
CUSIP	74440B876	74440B868	74440B850	74440B843

MF219E    0300090-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Total Return Bond Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Total return

Highlights

PRUDENTIAL TOTAL RETURN BOND FUND

•	The Fund outperformed the Bloomberg Barclays US Aggregate Bond Index because of strong security selection and sector allocations, in addition to effective management of duration positioning.

•

Security selection added the most to relative performance, led by holdings of collateralized loan obligations, non-agency mortgage-backed securities, interest rate swaps, emerging markets debt, investment-grade corporate bonds, and commercial mortgage-backed securities. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund’s currency positioning detracted from relative returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Total Return Bond Fund

December 15, 2016

Prudential Total Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.65	23.14	78.48	—
Class B	5.13	20.09	69.78	—
Class C	4.87	18.62	67.35	—
Class Q	6.02	25.31	N/A	36.02 (12/27/10)
Class R	5.38	21.59	N/A	63.05 (1/14/08)
Class Z	5.94	24.79	83.00	—
Bloomberg Barclays US Aggregate Bond Index	4.37	15.37	57.39	—
Lipper Core Plus Bond Funds Average	4.88	19.78	63.08	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.07	3.81	5.67	—
Class B	1.35	4.06	5.61	—
Class C	5.09	3.98	5.47	—
Class Q	7.27	5.14	N/A	5.64 (12/27/10)
Class R	6.60	4.51	N/A	5.88 (1/14/08)
Class Z	7.18	5.04	6.41	—
Bloomberg Barclays US Aggregate Bond Index	5.19	3.08	4.79	—
Lipper Core Plus Bond Funds Average	6.04	3.95	5.07	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.90	3.29	5.48	—
Class B	0.13	3.56	5.44	—
Class C	3.87	3.47	5.28	—
Class Q	6.02	4.62	N/A	5.40 (12/27/10)
Class R	5.38	3.99	N/A	5.71 (1/14/08)
Class Z	5.94	4.53	6.23	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.65	4.25	5.96	—
Class B	5.13	3.73	5.44	—
Class C	4.87	3.47	5.28	—
Class Q	6.02	4.62	N/A	5.40 (12/27/10)
Class R	5.38	3.99	N/A	5.71 (1/14/08)
Class Z	5.94	4.53	6.23	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Total Return Bond Fund (Class A shares) with a similar investment in the Bloomberg Barclays US Aggregate Bond

Prudential Total Return Bond Fund	5

Your Fund’s Performance (continued)

Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Funds returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1% (.75% currently)	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The cumulative total returns for the Index measured from the month-end closest to the inception dates through 10/31/16 are 23.17% for Class Q shares and 46.30% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 9/30/16 are 3.83% for Class Q shares and 4.54% for Class R shares.

Lipper Core Plus Bond Funds Average—The Lipper Core Plus Bond Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Core Plus Bond Funds category for the periods noted. Funds in the Lipper Average invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are 26.55% for Class Q shares and 52.16% for Class R shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 are 4.25% for Class Q shares and 4.91% for Class R shares.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Distributions and Yields as of 10/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.38	2.14	2.07
Class B	0.31	1.74	1.42
Class C	0.28	1.49	1.42
Class Q	0.43	2.54	2.54
Class R	0.35	1.98	1.66
Class Z	0.42	2.49	2.42

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Total Return Bond Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/16 (%)
AAA	33.9
AA	7.6
A	19.5
BBB	20.7
BB	11.7
B	5.4
CCC	0.1
Not Rated	2.8
Cash/Cash Equivalents	–1.8
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Total Return Bond Fund’s Class A shares returned 5.65% for the 12-month period ended October 31, 2016, outperforming the 4.37% return of the Bloomberg Barclays US Aggregate Bond Index (the Index) and the 4.88% return of the Lipper Core Plus Bond Funds Average.

What were market conditions?

•

In the fourth quarter of 2015, the fixed income markets reflected investor uncertainty about weaker global economic growth, the Federal Reserve’s (Fed) rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In December, the Fed raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. The Fed left short-term rates unchanged, with some policymakers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter, global central bank monetary policy remained accommodative, providing support to the fixed income markets. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed amid stability in energy prices as well as a general search for yield in the low-interest-rate environment.

•

During October, US economic conditions improved, indicating the Fed might raise rates at its December policy meeting. US employment increased and hourly wages accelerated, while the unemployment rate ticked down. The third-quarter US gross domestic product (GDP) grew at an annual rate of 2.9%, rebounding from three consecutive quarters of weak growth.

Prudential Total Return Bond Fund	9

Strategy and Performance Overview (continued)

What worked?

•

Security selection was the largest contributor to the Fund’s relative performance during the reporting period, led by investments in collateralized loan obligations, non-agency mortgage-backed securities, interest rate swaps, emerging markets debt, investment-grade corporate bonds, and commercial mortgage-backed securities (CMBS).

•

Sector allocations also added to results versus the Index, highlighted by overweight positions in spread sectors, including high yield corporate bonds, investment-grade corporate bonds, bank loans, CMBS, and emerging markets debt. Spread sectors represent types of debt securities that provide extra yield (spread) over similar-duration US Treasury securities to compensate for the greater credit risk associated with investing in them.

•

In addition, the Fund benefited from its strategy to manage duration. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The more duration the Fund has versus the benchmark the greater the potential risk or reward when interest rates move. The Fund had a long duration bias for most of the period, allowing it to benefit from falling US and global interest rates. The Fund’s active long duration positioning ranged from +0.1 to +0.9 years, ending the period near the longer end of that range at +0.7 years.

What didn’t work?

•

Currency positioning detracted from relative performance during the reporting period. More specifically, the Fund was negatively impacted by its overweight in the US dollar relative to its modest exposure to non-US dollar currencies (accomplished through a diversified basket of currencies from faster-growing emerging markets and developed markets countries).

•	Security selection among US Treasuries hurt the Fund’s results.

•	An underweight in mortgage-backed securities had a negative impact on relative returns as the sector had positive excess return over the one-year period.

Did the Fund use derivatives and how did they affect performance?

•	The Fund uses derivatives when they facilitate implementation of the overall investment approach.

•	During the reporting period, the Fund used interest rate futures and swaps to help manage US and global duration and yield curve exposure. These positions added to performance.

•	The Fund also traded foreign exchange derivatives, which hurt performance during the period.

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Current outlook

•

Because of PGIM Fixed Income’s positive view of bond market fundamentals, the Fund remains overweight in high yield corporate bonds, bank loans, investment-grade corporate bonds, emerging markets debt, CMBS, and asset-backed securities.

•

Among investment-grade corporate bonds, PGIM Fixed Income continues to favor US money center banks given past federal government regulation significantly reducing credit risk and bolstered by third-quarter earnings which were generally solid. As higher-quality industrial companies continue to take on debt and consolidation remains a concern, PGIM Fixed Income is focusing on names for which such an “event” has passed. The Fund is generally biased toward US-centric issuers rather than multinational companies or exporters, which could be vulnerable to a strong US dollar and weaker global growth.

•

Regarding high yield corporate bonds, PGIM Fixed Income believes demand for the asset class continues to be supported by a thirst for yield amid low interest rates. Outside the energy and basic materials sectors, default rates are expected to remain benign through 2018. Mergers and acquisitions, which have generally been positive for high yield credits, may increase during a Republican administration.

•

As credit spreads in the credit card and automobile sectors remain tight, PGIM Fixed Income sees compelling relative value in the wider spreads of fundamentally sound non-Index sectors, such as unsecured consumer loan senior debt and auto fixed rate revolver senior debt.

•

Within CMBS, PGIM Fixed Income expects new issue supply to remain heavy in November in advance of the winter holidays and the risk-retention rules, which will be implemented on December 24th, and it continues to find value in high-quality securities of new-issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

•	The Fund maintains underweights in government-related sectors, including US Treasuries, agency bonds, and agency mortgage-backed securities, at the end of the period.

Prudential Total Return Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

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paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Total Return Bond Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,026.00	0.76%	$3.87
	Hypothetical	$1,000.00	$1,021.32	0.76%	$3.86
Class B	Actual	$1,000.00	$1,023.50	1.26%	$6.41
	Hypothetical	$1,000.00	$1,018.80	1.26%	$6.39
Class C	Actual	$1,000.00	$1,022.20	1.51%	$7.68
	Hypothetical	$1,000.00	$1,017.55	1.51%	$7.66
Class Q	Actual	$1,000.00	$1,027.70	0.43%	$2.19
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19
Class R	Actual	$1,000.00	$1,024.70	1.01%	$5.14
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
Class Z	Actual	$1,000.00	$1,027.40	0.51%	$2.60
	Hypothetical	$1,000.00	$1,022.57	0.51%	$2.59

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Total Return Bond Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.82	0.79
B	1.57	1.29
C	1.57	1.54
Q	0.45	0.44
R	1.32	1.04
Z	0.57	0.54

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 101.2%

ASSET-BACKED SECURITIES 20.7%

Collateralized Loan Obligations 15.2%
Guggenheim 5180-2 CLO LP, Series 2015-1A, Class A1, 144A	2.525	%(a)	11/25/27	88,250	$88,178,879
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061	(a)	04/20/25	22,550	22,465,839
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class A, 144A	2.421	(a)	07/20/26	7,900	7,937,842
Series 2015-AA, Class A1, 144A	2.580	(a)	01/15/28	62,500	62,350,519
ALM VIII Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A(b)	2.343	(a)	10/15/28	4,250	4,249,966
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A(b)	2.288	(a)	04/28/26	14,800	14,792,600
Anchorage Capital CLO 5 Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480	(a)	10/15/26	44,250	44,297,489
Anchorage Capital CLO 8 Ltd. (Cayman Islands), Series 2016-8A, Class A1, 144A	2.371	(a)	07/28/28	68,500	68,813,792
Ares XL CLO Ltd. (Cayman Islands), Series 2016-40A, Class A2, 144A	2.502	(a)	10/15/27	29,100	29,099,622
Ares XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.980	(a)	04/15/25	5,300	5,277,380
Ares XXVII CLO Ltd. (Cayman Islands), Series 2013-2A, Class A2R, 144A	2.093	(a)	07/28/25	10,000	10,027,737
Ares XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A1, 144A	2.269	(a)	08/28/25	8,000	8,008,728
Ares XXXIX CLO Ltd. (Cayman Islands), Series 2016-39A, Class A, 144A	2.412	(a)	07/18/28	64,750	64,866,382
Arrowpoint CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A, 144A	2.430	(a)	10/15/26	9,250	9,254,704
Series 2015-4A, Class A, 144A	2.432	(a)	04/18/27	59,200	59,254,369
Series 2015-4A, Class B, 144A	3.312	(a)	04/18/27	21,250	21,273,118
Atlas Senior Loan Fund IV Ltd. (Cayman Islands),
Series 2013-2A, Class A1L, 144A	2.317	(a)	02/17/26	32,750	32,807,807
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A(b)	2.298	(a)	07/16/26	51,750	51,724,125
Atlas Senior Loan Fund VI Ltd. (Cayman Islands),
Series 2014-6A, Class A, 144A	2.420	(a)	10/15/26	16,300	16,380,977
Series 2014-6A, Class B, 144A	3.280	(a)	10/15/26	2,750	2,738,655
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000	(a)	07/16/25	49,000	48,867,759
Avery Point V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.340	(a)	07/17/26	6,500	6,506,203

See Notes to Financial Statements.

Prudential Total Return Bond Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Avery Point VI CLO Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.228	%(a)	08/05/27		29,500	$29,521,936
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.981	(a)	04/20/25		13,991	13,931,002
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.406	(a)	10/15/28		78,750	78,844,657
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.282	(a)	10/22/25		3,500	3,502,763
Battalion CLO V Ltd. (Cayman Islands),
Series 2014-5A, Class A1, 144A	2.380	(a)	04/17/26		8,450	8,443,078
Series 2014-5A, Class A2A, 144A	3.030	(a)	04/17/26		500	499,393
Series 2014-5A, Class A2B, 144A	4.410		04/17/26		1,000	997,712
Battalion CLO VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	2.330	(a)	10/17/26		22,500	22,290,165
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480	(a)	10/17/26		22,250	22,237,322
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.412	(a)	04/18/27		35,500	35,472,906
Battalion CLO X Ltd. (Cayman Islands), Series 2016-10A, Class A1, 144A(b)	2.434	(a)	01/24/29		61,700	61,419,592
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.501	(a)	01/20/28		31,500	31,600,242
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	2.080	(a)	07/15/24		16,300	16,242,489
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	2.481	(a)	10/20/26		13,000	13,008,468
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	2.412	(a)	07/18/27		4,150	4,153,315
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.360	(a)	01/15/26		4,300	4,306,726
Bosphorus CLO II DAC (Ireland),
Series 2A, Class A, 144A	1.430	(a)	10/15/25	EUR	22,910	25,258,172
Series 2A, Class B, 144A	1.839	(a)	10/15/25	EUR	14,000	15,384,419
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	2.030	(a)	04/17/25		15,600	15,525,342
Series 2013-1A, Class B1, 144A	2.630	(a)	04/17/25		14,500	14,369,554
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	2.194	(a)	07/27/26		14,700	14,718,277
Carlyle Global Markets Strategies Euro CLO Ltd.,
Series 2013-2A, Class A1R, 144A(b)	0.839	(a)	10/15/26	EUR	58,500	64,218,673
Series 2013-2A, Class A2BR, 144A(b)	2.310		10/15/26	EUR	4,250	4,665,459

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	2.431	%(a)	04/20/26	14,300	$14,312,784
Series 2014-2A, Class A1, 144A	2.392	(a)	10/18/26	16,750	16,717,879
Series 2015-1A, Class A, 144A	2.432	(a)	04/22/27	76,250	76,266,356
Cavalry CLO II (Cayman Islands), Series 2A, Class A, 144A	2.230	(a)	01/17/24	10,000	9,993,485
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.330	(a)	07/15/26	10,250	10,229,150
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280	(a)	01/17/26	11,000	10,994,750
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	2.350	(a)	10/15/26	16,750	16,766,799
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.228	(a)	05/05/27	73,000	72,916,050
ICG US CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	2.031	(a)	04/20/26	35,070	34,855,086
Series 2014-3A, Class A1B, 144A	3.280		01/25/27	20,000	19,809,412
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.420	(a)	04/15/27	25,000	25,001,755
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	2.381	(a)	07/20/27	15,000	14,966,859
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	2.407	(a)	05/15/26	6,700	6,696,638
Series 2014-1A, Class A2, 144A	3.670		05/15/26	2,000	1,988,263
Series 2014-2A, Class A, 144A	2.430	(a)	07/15/26	10,250	10,231,517
Series 2015-1A, Class A, 144A	2.391	(a)	05/20/27	20,500	20,520,726
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382	(a)	04/18/26	5,270	5,270,289
Magnetite IX Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A(c)	2.302	(a)	07/25/26	1,600	1,600,230
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A(c)	2.360	(a)	04/15/26	23,950	24,030,946
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A(c)	2.129	(a)	01/18/27	10,750	10,771,053
Mill Creek II CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.631	(a)	04/20/28	33,300	33,364,146
Mountain View CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A	3.290	(a)	10/15/26	2,000	2,005,988
Series 2015-9A, Class A1A, 144A	2.340	(a)	07/15/27	43,600	43,451,150
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	2.117	(a)	08/13/25	13,500	13,477,728

See Notes to Financial Statements.

Prudential Total Return Bond Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class A2A, 144A	2.570	% (a)	07/15/28	39,000	$39,223,029
OZLM Funding II Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A(b)(c)	2.000	(a)	10/30/27	55,250	55,222,375
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A(c)	2.032	(a)	07/22/25	2,800	2,790,287
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 144A	2.311	(a)	05/21/27	63,800	63,934,114
Series 2015-2A, Class A1A, 144A	2.381	(a)	07/20/27	10,000	10,017,613
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	2.061	(a)	02/20/25	4,750	4,744,103
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.400	(a)	04/15/26	16,700	16,784,869
Regatta IV Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	2.292	(a)	07/25/26	91,850	91,905,349
Series 2014-1A, Class A2, 144A	2.412	(a)	07/25/26	11,750	11,802,008
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.442	(a)	10/25/26	21,000	21,038,753
Regatta VIII Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A	2.374	(a)	12/20/28	53,000	52,973,500
Seneca Park CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A	2.360	(a)	07/17/26	3,300	3,307,018
Series 2014-1A, Class B2, 144A	4.350		07/17/26	2,500	2,506,085
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440		04/15/25	4,900	4,908,595
Shackleton VI CLO (Cayman Islands), Series 2014-6A, Class A1, 144A	2.360	(a)	07/17/26	56,950	57,017,845
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930	(a)	04/15/25	17,850	17,672,293
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.330	(a)	10/15/26	11,661	11,592,003
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.267	(a)	05/15/26	46,909	46,881,657
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.454	(a)	08/17/22	2,000	1,996,886
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581	(a)	10/20/23	4,350	4,358,687
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	2.241	(a)	10/20/26	10,500	10,462,249
Sound Point CLO XI Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.531	(a)	07/20/28	35,000	35,173,282

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sound Point CLO XII Ltd. (Cayman Islands), Series 2016-2A, Class A, 144A	2.541	% (a)	10/20/28	5,500	$5,531,900
Sound Point CLO XIV Ltd. (Cayman Islands), Series 2016-3A, Class A, 144A(b)	2.411	(a)	01/23/29	53,875	53,848,063
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2012-1A, Class AR, 144A	2.330	(a)	01/15/26	40,300	40,279,503
Series 2014-1A, Class B2, 144A	4.730		04/18/26	5,700	5,648,337
Series 2014-3A, Class A, 144A	2.502	(a)	01/22/27	51,500	51,517,531
Series 2015-1A, Class A, 144A	2.381	(a)	07/20/27	30,000	30,035,787
TIAA CLO I Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.339	(a)	07/20/28	52,600	52,727,781
TICP CLO VI (Cayman Islands), Series 2016-6A, Class A, 144A(b)	2.434	(a)	01/15/29	127,250	127,250,000
Treman Park CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.381	(a)	04/20/27	40,225	40,286,576
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000	(a)	07/15/25	38,165	38,007,951
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	2.511	(a)	04/20/26	77,250	77,633,971
Vibrant CLO IV Ltd. (Cayman Islands), Series 2016-4A, Class A1, 144A	2.278	(a)	07/20/28	50,000	50,183,135
Voya CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A	2.020	(a)	04/15/24	10,050	9,999,950
Series 2013-2A, Class A1, 144A	2.032	(a)	04/25/25	3,250	3,238,791
Washington Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	2.381	(a)	04/20/26	11,550	11,552,379
Series 2014-1A, Class B2, 144A	4.250		04/20/26	3,500	3,544,332
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A(b)	2.507	(a)	10/20/28	41,250	41,229,375
Westcott Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.226	(a)	07/20/28	11,000	11,019,429

					2,895,872,584

Non-Residential Mortgage-Backed Securities 2.6%
American Express Credit Account Master Trust, Series 2013-1, Class B	1.235	(a)	02/16/21	2,000	1,997,673
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-2A, Class A, 144A	2.630		12/20/21	15,500	15,628,957
Series 2016-1A, Class A, 144A	2.990		06/20/22	10,000	10,186,899
Chase Issuance Trust, Series 2007-C1, Class C1	0.995	(a)	04/15/19	27,020	27,012,470

See Notes to Financial Statements.

Prudential Total Return Bond Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
Earnest Student Loan Program LLC,
Series 2016-C, Class A1, 144A	2.384	% (a)	10/27/36	11,509	$11,527,130
Series 2016-D, Class A1, 144A	1.940	(a)	01/25/41	10,300	10,300,000
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 144A	2.350		07/15/20	6,429	6,459,032
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A	2.950		03/25/22	41,900	42,523,371
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730		03/25/21	42,400	42,995,207
Lendmark Funding Trust, Series 2016-2A, Class A, 144A(b)	3.260		04/21/25	10,500	10,501,260
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540		10/20/32	581	588,951
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040		01/15/21	16,653	16,701,522
OneMain Financial Issuance Trust,
Series 2014-2A, Class C, 144A	4.330		09/18/24	6,410	6,386,666
Series 2015-1A, Class A, 144A	3.190		03/18/26	5,283	5,333,482
Series 2015-2A, Class A, 144A	2.570		07/18/25	40,200	40,332,953
Series 2016-1A, Class A, 144A	3.660		02/20/29	28,300	28,958,844
Series 2016-2A, Class A, 144A	4.100		03/20/28	19,900	20,459,807
Series 2016-2A, Class B, 144A	5.940		03/20/28	12,790	13,667,310
Oportun Funding IV LLC, Series 2016-C, Class A, 144A	3.280		11/08/21	37,679	37,684,731
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A, 144A	3.080		03/21/33	5,275	5,359,948
Small Business Administration Participation Certificates,
Series 2001-20A, Class 1	6.290		01/01/21	35	37,337
Series 2003-20I, Class 1	5.130		09/01/23	27	29,552
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	62,800	63,428,000
Springleaf Funding Trust,
Series 2014-AA, Class C, 144A	4.450		12/15/22	2,245	2,254,943
Series 2015-AA, Class A, 144A	3.160		11/15/24	54,942	55,484,519
Series 2015-AA, Class B, 144A	3.620		11/15/24	3,250	3,257,914
Series 2015-AA, Class C, 144A	5.040		11/15/24	6,000	5,907,054
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A2, 144A	1.400		07/22/19	14,298	14,286,557

					499,292,089

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 2.9%
Aames Mortgage Investment Trust, Series 2005-2, Class M4	1.479	% (a)	07/25/35	3,274	$3,187,762
ABFC Trust,
Series 2003-OPT1, Class A1	1.174	(a)	04/25/33	5,354	5,157,496
Series 2003-WMC1, Class M1	1.509	(a)	06/25/33	538	517,946
Series 2004-OPT1, Class M1	1.584	(a)	08/25/33	394	376,600
Series 2004-OPT5, Class A4	1.784	(a)	06/25/34	2,252	2,128,827
Series 2005-AQ1, Class A4	4.858		06/25/35	2,120	2,166,766
Series 2005-HE2, Class M2	1.284	(a)	06/25/35	821	815,623
Accredited Mortgage Loan Trust, Series 2004-4, Class A2D	1.234	(a)	01/25/35	380	365,188
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M1	1.509	(a)	11/25/33	868	819,889
Series 2003-OP1, Class M1	1.584	(a)	12/25/33	1,063	1,015,551
Series 2004-FM1, Class M1	1.434	(a)	09/25/33	281	263,479
Series 2004-HE4, Class M1	1.434	(a)	12/25/34	7,029	6,455,250
Series 2004-OP1, Class M1	1.314	(a)	04/25/34	11,335	10,572,005
Aegis Asset-Backed Securities Trust, Series 2005-3, Class M1	1.004	(a)	08/25/35	493	488,308
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class M1	1.554	(a)	04/25/34	1,111	1,052,463
Series 2004-2, Class A3	1.494	(a)	06/25/34	14	13,864
Ameriquest Mortgage Securities, Inc. Asset-Backed,
Series 2003-10, Class AV1	1.294	(a)	12/25/33	1,282	1,248,089
Series 2003-10, Class AV2	1.234	(a)	11/25/33	74	65,819
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2001-2, Class M3	3.459	(a)	10/25/31	83	82,049
Series 2003-1, Class M1	1.884	(a)	02/25/33	2,100	1,996,879
Series 2003-5, Class A6	4.218		04/25/33	3,691	3,725,347
Series 2003-8, Class M1	1.584	(a)	10/25/33	5,234	4,965,997
Series 2003-11, Class AV2	1.274	(a)	12/25/33	1,522	1,462,174
Series 2004-IA1, Class M1	1.734	(a)	09/25/34	7,011	6,515,190
Series 2004-R2, Class A1A	1.224	(a)	04/25/34	2,654	2,626,377
Series 2004-R8, Class M1	1.494	(a)	09/25/34	2,549	2,537,468
Series 2005-R11, Class A2D	0.864	(a)	01/25/36	131	129,301
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	1.534	(a)	11/25/32	401	391,512

See Notes to Financial Statements.

Prudential Total Return Bond Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Argent Securities, Inc.,
Series 2003-W2, Class M4	4.257	% (a)	09/25/33	600	$559,898
Series 2003-W7, Class M1	1.569	(a)	03/25/34	631	585,710
Series 2003-W10, Class M1	1.614	(a)	01/25/34	1,657	1,553,048
Series 2003-W10, Class M2	3.009	(a)	01/25/34	116	104,740
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W2, Class AF	4.403		04/25/34	487	491,247
Series 2004-W6, Class M1	1.359	(a)	05/25/34	340	326,572
Series 2005-W2, Class A2C	0.894	(a)	10/25/35	1,655	1,587,272
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE3, Class M1	1.780	(a)	06/15/33	1,358	1,307,781
Series 2003-HE4, Class M1	1.769	(a)	08/15/33	1,602	1,521,187
Series 2003-HE5, Class M1	1.649	(a)	09/15/33	2,500	2,337,848
Series 2004-HE1, Class M1	1.585	(a)	01/15/34	4,026	3,904,263
Series 2004-HE3, Class M1	1.344	(a)	06/25/34	8,446	7,996,650
Series 2004-HE5, Class M1	1.434	(a)	08/25/34	7,456	7,154,847
Series 2004-HE6, Class M1	1.479	(a)	09/25/34	1,123	1,055,703
Series 2004-HE8, Class M1	1.584	(a)	12/25/34	2,081	1,937,337
Series 2004-HE9, Class M1	1.509	(a)	12/25/34	2,600	2,396,246
Series 2005-HE6, Class M2	1.299	(a)	07/25/35	241	241,084
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A	3.598		09/28/31	18,238	18,226,172
Bayview Opportunity Master Fund liib Npl Trust, Series 2015-NPLA, Class A, 144A	3.721		07/28/35	4,904	4,903,183
Bayview Opportunity Master Fund Trust, Series 2016-CRT1, Class M1, 144A(b)	2.285		10/27/27	9,916	9,870,935
Bear Stearns Asset-Backed Securities I Trust,
Series 2001-HE8, Class M1	1.509	(a)	09/25/34	469	408,979
Series 2004-FR2, Class M2	1.554	(a)	06/25/34	4,100	3,804,808
Series 2004-HE7, Class M1	1.434	(a)	08/25/34	4,383	4,069,778
Series 2004-HE11, Class M2	2.109	(a)	12/25/34	6,820	6,692,258
Series 2005-HE5, Class M2	1.569	(a)	06/25/35	6,703	6,546,489
Series 2007-HE3, Class 1A2	0.734	(a)	04/25/37	303	320,622
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A2	1.734	(a)	10/25/32	85	83,475
Series 2004-HE2, Class M1	1.434	(a)	03/25/34	1,837	1,767,487
Series 2004-HE3, Class M2	2.259	(a)	04/25/34	849	793,758
Series 2004-HE5, Class M1	1.389	(a)	07/25/34	2,777	2,664,161
CDC Mortgage Capital Trust, Series 2003-HE4, Class M1	1.509	(a)	03/25/34	6,553	6,304,488
Chase Funding Trust, Series 2002-2, Class 1A5	6.333		04/25/32	659	668,297

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2002-CIT1, Class M1	1.629	% (a)	03/25/32	852	$830,036
Series 2002-CIT1, Class M2	2.334	(a)	03/25/32	3,222	3,019,903
Citigroup Mortgage Loan Trust, Series 2006-HE1, Class M1	0.864	(a)	01/25/36	219	218,772
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates, Series 2005-OPT3, Class M2	1.209	(a)	05/25/35	1,783	1,771,753
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1, Class M2	0.904	(a)	01/25/36	1,850	1,767,674
Countrywide Asset-Backed Certificates,
Series 2002-3, Class 2A1	1.194	(a)	06/25/32	3,082	2,917,172
Series 2003-BC5, Class 2A2	1.234	(a)	12/25/33	1,423	1,335,633
Series 2004-3, Class 1A	0.954	(a)	08/25/34	13,599	12,329,835
Series 2004-12, Class AF5	5.128		04/25/35	1,290	1,293,763
Series 2004-BC1, Class M1	1.284	(a)	02/25/34	1,672	1,587,876
Series 2004-BC4, Class M1	1.584	(a)	11/25/34	3,156	3,024,858
Series 2006-26, Class 2A3	0.704	(a)	06/25/37	986	951,177
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.784	(a)	08/25/32	10	9,442
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB5, Class M1	1.449	(a)	01/25/34	3,713	3,468,894
Series 2004-CB8, Class M1	1.329	(a)	12/25/35	3,830	3,630,604
CWABS, Inc. Asset-Backed Certificates Trust,
Series 2003-5, Class AF5	5.383		02/25/34	1,840	1,842,005
Series 2004-5, Class 3A	0.994	(a)	09/25/34	1,156	1,145,209
Series 2004-6, Class 1A1	1.074	(a)	12/25/34	4,415	4,188,916
Series 2004-6, Class 2A4	1.434	(a)	11/25/34	916	894,160
Series 2004-6, Class 2A5	1.314	(a)	11/25/34	1,014	987,851
Encore Credit Receivables Trust,
Series 2005-1, Class M1	1.194	(a)	07/25/35	5,492	5,271,852
Series 2005-3, Class M3	1.299	(a)	10/25/35	10,000	9,372,209
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.814		07/25/34	110	104,591
FBR Securitization Trust, Series 2005-2, Class M1	1.254	(a)	09/25/35	759	753,323
FFMLT Trust, Series 2005-FF2, Class M4	1.419	(a)	03/25/35	1,857	1,746,496
Finance America Mortgage Loan Trust, Series 2004-2, Class M1	1.359	(a)	08/25/34	2,559	2,369,309
First Franklin Mortgage Loan Trust,
Series 2003-FFH2, Class M1B	1.509	(a)	02/25/34	2,733	2,587,340
Series 2005-FF3, Class M3	1.254	(a)	04/25/35	2,868	2,825,486

See Notes to Financial Statements.

Prudential Total Return Bond Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Fremont Home Loan Trust,
Series 2003-B, Class M1	1.584	% (a)	12/25/33	8,159	$7,731,703
Series 2004-2, Class M1	1.389	(a)	07/25/34	8,121	7,236,037
Series 2004-C, Class M1	1.509	(a)	08/25/34	2,459	2,320,247
GSAA Trust, Series 2006-7, Class AF2	5.995	(a)	03/25/46	1,219	846,120
GSAMP Trust,
Series 2003-HE2, Class A2	1.174	(a)	08/25/33	13,032	12,092,357
Series 2004-AR1, Class M1	1.509	(a)	06/25/34	5,577	5,373,213
Series 2004-FM1, Class M1	1.509	(a)	11/25/33	666	629,129
Series 2004-FM2, Class M1	1.284	(a)	01/25/34	1,765	1,656,623
Series 2004-HE2, Class M1	1.509	(a)	09/25/34	2,650	2,490,747
Home Equity Asset Trust,
Series 2002-4, Class M1	2.034	(a)	03/25/33	3,378	3,288,305
Series 2003-3, Class M1	1.824	(a)	08/25/33	1,592	1,528,818
Series 2003-4, Class M1	1.734	(a)	10/25/33	1,562	1,450,123
Series 2003-5, Class M1	1.584	(a)	12/25/33	128	123,032
Series 2003-6, Class M1	1.584	(a)	02/25/34	3,087	2,947,254
Series 2004-2, Class M1	1.329	(a)	07/25/34	2,326	2,194,921
Series 2004-7, Class M1	1.464	(a)	01/25/35	955	920,439
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-A, Class M3	1.359	(a)	03/25/35	981	975,183
HSBC Home Equity Loan Trust U.S.A.,
Series 2007-2, Class A4	0.826	(a)	07/20/36	1,464	1,457,579
Series 2007-2, Class M1	0.836	(a)	07/20/36	3,210	3,123,061
Series 2007-2, Class M2	0.896	(a)	07/20/36	710	677,977
Series 2007-3, Class A4	2.026	(a)	11/20/36	598	598,298
Series 2007-3, Class M2	3.026	(a)	11/20/36	5,000	4,982,883
JPMorgan Mortgage Acquisition Corp., Series 2005-WMC1, Class M2	1.194	(a)	09/25/35	1,604	1,551,060
Long Beach Mortgage Loan Trust,
Series 2003-4, Class AV1	1.154	(a)	08/25/33	5,748	5,274,677
Series 2004-1, Class M1	1.284	(a)	02/25/34	1,103	1,063,950
Series 2004-2, Class M1	1.329	(a)	06/25/34	377	365,569
Series 2004-4, Class 1A1	1.094	(a)	10/25/34	14	12,983
MASTR Asset-Backed Securities Trust,
Series 2003-OPT1, Class M2	3.309	(a)	12/25/32	1,682	1,684,821
Series 2004-WMC1, Class M1	1.314	(a)	02/25/34	840	806,817
Series 2004-WMC3, Class M1	1.359	(a)	10/25/34	5,691	5,444,611
Series 2005-NC1, Class M1	1.254	(a)	12/25/34	2,208	2,048,382
Merrill Lynch Mortgage Investors Trust,
Series 2002-HE1, Class A1	1.534	(a)	08/25/32	3,796	3,693,985
Series 2003-OPT1, Class A3	1.254	(a)	07/25/34	807	785,559

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Merrill Lynch Mortgage Investors Trust, (cont’d.)
Series 2004-OPT1, Class A1A	1.054	% (a)	06/25/35	929	$896,705
Series 2004-OPT1, Class A2A	1.254	(a)	06/25/35	861	785,062
Series 2004-WMC3, Class M2	2.379	(a)	01/25/35	3,489	3,395,308
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE1, Class M1	1.734	(a)	05/25/33	1,109	1,078,952
Series 2003-NC5, Class M1	1.809	(a)	04/25/33	128	127,197
Series 2004-HE3, Class A4	1.334	(a)	03/25/34	483	404,325
Series 2004-HE3, Class M1	1.389	(a)	03/25/34	753	720,226
Series 2004-HE4, Class M1	1.434	(a)	05/25/34	8,523	8,175,268
Series 2004-HE5, Class M1	1.479	(a)	06/25/34	947	900,960
Series 2004-HE8, Class A7	1.594	(a)	09/25/34	663	608,897
Series 2004-HE8, Class M1	1.494	(a)	09/25/34	5,000	4,722,307
Series 2004-NC1, Class M1	1.584	(a)	12/27/33	949	927,486
Series 2004-NC6, Class M1	1.434	(a)	07/25/34	4,654	4,435,598
Series 2004-OP1, Class M1	1.404	(a)	11/25/34	3,009	2,798,138
Series 2004-WMC1, Class M1	1.464	(a)	06/25/34	681	662,612
Series 2004-WMC2, Class M1	1.449	(a)	07/25/34	9,523	9,107,254
Series 2004-WMC3, Class M2	1.329	(a)	01/25/35	4,907	4,399,302
Series 2005-NC1, Class A2C	1.294	(a)	01/25/35	2,930	2,897,924
Series 2005-NC2, Class M3	1.209	(a)	03/25/35	3,000	2,914,440
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC3, Class M1	1.884	(a)	03/25/33	4,525	4,361,948
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM2, Class M1	1.659	(a)	05/25/32	82	78,180
Series 2002-NC5, Class M1	1.944	(a)	10/25/32	2,058	1,960,478
New Century Home Equity Loan Trust,
Series 2003-4, Class M1	1.659	(a)	10/25/33	1,116	1,071,313
Series 2003-A, Class A, 144A	1.254	(a)	10/25/33	2,029	1,882,019
Series 2004-1, Class M1	1.419	(a)	05/25/34	798	739,605
Series 2004-3, Class M1	1.464	(a)	11/25/34	538	487,813
Series 2004-4, Class M1	1.299	(a)	02/25/35	1,139	1,049,272
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-3, Class A2	1.134	(a)	06/25/33	1,152	1,085,447
Option One Mortgage Loan Trust, Series 2004-1, Class M1	1.434	(a)	01/25/34	3,855	3,563,216
Ownit Mortgage Loan Trust, Series 2005-2, Class M4	1.464	(a)	03/25/36	717	712,115
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M2	1.479	(a)	02/25/35	497	497,711
Series 2005-WLL1, Class M3	1.269	(a)	03/25/35	13,319	12,570,169

See Notes to Financial Statements.

Prudential Total Return Bond Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Renaissance Home Equity Loan Trust, Series 2004-1, Class AV3	1.004	% (a)	05/25/34	5,613	$5,234,593
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class AI6A	5.879		12/25/33	810	851,588
Residential Asset Securities Trust, Series 2004-KS1, Class AI5	5.721		02/25/34	360	370,794
Saxon Asset Securities Trust,
Series 2002-3, Class M1	1.659	(a)	12/25/32	43	40,282
Series 2005-3, Class M1	0.994	(a)	11/25/35	365	362,266
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	1.314	(a)	02/25/34	754	708,709
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC2, Class M1	1.659	(a)	06/25/34	809	789,968
Series 2003-BC4, Class M1	1.434	(a)	11/25/34	557	523,127
Series 2004-BC1, Class M1	1.299	(a)	02/25/35	1,362	1,272,348
Series 2004-BC2, Class A2	1.074	(a)	05/25/35	390	345,666
Series 2004-BC2, Class M1	1.359	(a)	05/25/35	1,667	1,573,386
Series 2004-BC3, Class A2C	1.534	(a)	07/25/35	800	764,951
Series 2004-BC3, Class M1	1.464	(a)	07/25/35	3,055	2,939,728
Structured Asset Investment Loan Trust,
Series 2003-BC7, Class 3A2	1.484	(a)	07/25/33	1,261	1,186,166
Series 2003-BC10, Class A4	1.534	(a)	10/25/33	1,800	1,752,027
Structured Asset Investment Loan Trust (Cayman Islands),
Series 2003-BC8, Class 3A3	1.434	(a)	08/25/33	409	398,609
Series 2003-BC9, Class 2A	1.484	(a)	08/25/33	12,330	11,665,508
Structured Asset Investment Loan Trust,
Series 2004-1, Class A3	1.334	(a)	02/25/34	24,828	23,794,408
Series 2004-4, Class A4	1.334	(a)	04/25/34	854	803,395
Series 2004-6, Class A3	1.334	(a)	07/25/34	3,142	3,027,732
Series 2004-7, Class A8	1.734	(a)	08/25/34	2,510	2,255,953
Series 2004-BNC1, Class A2	1.534	(a)	09/25/34	1,662	1,612,323
Series 2004-BNC1, Class A4	1.474	(a)	09/25/34	1,483	1,409,706
Series 2005-6, Class M2	1.314	(a)	07/25/35	17,361	16,078,235
Series 2005-7, Class M1	1.269	(a)	08/25/35	7,819	7,617,338
Series 2006-2, Class A3	0.714	(a)	04/25/36	5,037	4,557,019
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1	1.884	(a)	04/25/33	421	412,152
VOLT LI LLC, Series 2016-NP11, Class A1, 144A(b)	3.500		10/25/46	25,250	25,250,000
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250		04/25/46	5,404	5,452,791

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
VOLT XXVII LLC, Series 2014-NPL7, Class A1, 144A	3.375%		08/27/57		5,178	$5,180,628
VOLT XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625		10/25/57		19,337	19,342,806
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375		02/25/55		12,789	12,824,536
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class 2A1	0.834	(a)	04/25/34		359	334,174

						563,702,303

TOTAL ASSET-BACKED SECURITIES (cost $3,931,800,120)						3,958,866,976

BANK LOANS(a) 2.4%

Aerospace & Defense
Transdigm, Inc.	3.852		06/09/23		4,988	4,968,797

Automotive
Chrysler Group LLC	3.500		05/24/17		6,504	6,509,060

Cable
Quebecor Media, Inc.	3.317		08/17/20		2,438	2,433,892
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.588		06/30/23		1,597	1,601,964

						4,035,856

Capital Goods 0.1%
Generac Power Systems, Inc.	3.596		05/31/20		4,957	4,949,073
Rexnord LLC	4.000		08/21/20		3,300	3,302,749

						8,251,822

Chemicals 0.2%
Avantor Performance Materials Holdings, Inc.	6.000		06/21/22		14,350	14,439,688
Axalta Coating Systems US Holdings, Inc.	3.750		02/01/20		5,758	5,796,076
CeramTec GmbH (Germany)	3.750		08/30/20	EUR	2,400	2,646,139
Macdermid, Inc.	5.000		06/07/23		2,171	2,188,614
Macdermid, Inc.	5.500		06/07/20		10,395	10,475,125
OXEA Finance & CY SCA (Luxembourg)	4.500		01/15/20	EUR	1,597	1,668,584

						37,214,226

Consumer 0.1%
Bombardier Recreational Products, Inc. (Canada)	3.854		06/30/23		6,951	6,954,140
Motor Fuel Group (United Kingdom)	5.750		07/15/22	GBP	10,000	12,194,152

						19,148,292

See Notes to Financial Statements.

Prudential Total Return Bond Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Diversified Financial Services
Bats Global Markets, Inc.	4.034%	06/20/23	4,435	$4,440,717

Electric
Calpine Construction Finance Co. LP	3.104	05/04/20	1,079	1,069,974

Energy - Refining
Western Refining, Inc.	5.250	11/12/20	4,899	4,886,996

Foods 0.1%
ARAMARK Corp.	3.325	02/24/21	1,403	1,409,998
B.C. Unlimited Liability Co.	3.750	12/10/21	4,093	4,108,167
Supervalu, Inc.	5.500	03/21/19	4,710	4,720,788

				10,238,953

Gaming
CCM Merger, Inc.	4.500	08/06/21	2,191	2,194,331

Healthcare & Pharmaceutical 0.3%
CHS Community Health Systems, Inc.	3.333	01/25/19	1,874	1,841,783
CHS Community Health Systems, Inc.	3.750	12/31/19	1,237	1,174,907
CHS Community Health Systems, Inc.	4.083	12/31/18	10,774	10,521,804
Grifols Worldwide Operations USA, Inc.	3.456	02/26/21	3,120	3,144,274
Mallinckrodt International Finance SA (Luxembourg)	3.588	03/19/21	3,580	3,573,527
Pharmaceutical Product Development LLC	4.250	08/18/22	3,123	3,121,250
RPI Finance Trust (Luxembourg)	3.035	10/14/22	3,978	4,012,739
Select Medical Corp.	6.000	03/03/21	12,168	12,228,955
Valeant Pharmaceuticals International, Inc. (Canada)	4.290	10/20/18	3,239	3,226,670
Valeant Pharmaceuticals International, Inc. (Canada)	5.250	08/05/20	3,879	3,872,208
Valeant Pharmaceuticals International, Inc. (Canada)	5.500	04/01/22	5,190	5,186,609

				51,904,726

Home Construction
Beazer Homes USA, Inc.(b)	6.750	03/11/18	1,964	1,944,643

Machinery
Terex Corp.(b)	3.588	08/13/21	3,853	3,833,474

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Media & Entertainment 0.2%
Lions Gate Entertainment Corp.(b)	3.378%	12/31/21		23,825	$23,586,750
Lions Gate Entertainment Corp.(b)	5.000	03/17/22		5,000	5,075,000

					28,661,750

Professional Services
AlixPartners LLP	4.000	07/28/22		6,718	6,731,806

Retailers 0.3%
Advantage Sales & Marketing, Inc.	4.250	07/23/21		2,940	2,911,335
Douglas Holding AG (Germany)	4.750	08/13/22	EUR	6,000	6,683,681
Euro Garages Ltd. (United Kingdom)	5.500	01/01/23	GBP	25,000	29,835,127
Euro Garages Ltd. (United Kingdom)	5.765	01/30/23	GBP	11,500	13,732,956
Rite Aid Corp.	4.875	06/21/21		10,600	10,618,550

					63,781,649

Supermarkets 0.1%
Albertsons LLC	4.500	08/25/21		9,285	9,346,308
Albertsons LLC	4.750	06/22/23		2,000	2,018,500

					11,364,808

Technology 0.8%
Action Nederland BV(c)	4.500	02/25/22	EUR	12,599	14,034,304
Avago Technologies Cayman Finance Ltd. (Singapore)	3.768	02/01/23		11,635	11,751,554
BMC Software Finance, Inc.	5.000	09/10/20		7,158	7,054,719
CDW LLC	3.061	08/17/23		3,176	3,184,101
Dell International LLC	2.530	12/31/18		32,000	31,955,008
Dell International LLC	4.000	09/07/23		11,325	11,400,504
First Data Corp.	4.274	07/08/22		2,100	2,114,001
First Data Corp.	3.524	03/24/21		5,155	5,181,436
Lawson Software, Inc.	3.750	06/03/20		14,960	14,906,397
NXP BV (Netherlands)	3.357	12/07/20		4,532	4,544,955
ON Semiconductor Corp.	3.777	03/31/23		4,575	4,599,508
Trans Union LLC	3.588	04/09/21		2,208	2,213,750
Vantiv LLC	2.632	10/14/21		9,186	9,070,805
Western Digital Corp.	4.000	04/28/23	EUR	13,965	15,538,195
Western Digital Corp.	4.596	04/29/23		11,531	11,658,427

					149,207,664

Telecommunications 0.1%
LTS Buyer LLC	4.102	04/13/20		4,715	4,709,480

See Notes to Financial Statements.

Prudential Total Return Bond Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Telecommunications (cont’d.)
SBA Senior Finance II LLC	3.340%		03/24/21	4,888	$4,888,859
SBA Senior Finance II LLC	3.340		06/10/22	4,938	4,932,355
Zayo Group LLC	3.750		05/06/21	1,737	1,743,835

					16,274,529

Transportation 0.1%
Hertz Corp.	3.588		06/30/23	5,087	5,115,413
XPO Logistics, Inc.	4.250		11/01/21	16,077	16,165,631

					21,281,044

TOTAL BANK LOANS (cost $460,801,385)					457,945,117

COMMERCIAL MORTGAGE-BACKED SECURITIES 10.3%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class B, 144A	4.462		05/15/49	7,683	7,669,707
Banc of America Commercial Mortgage Trust,
Series 2006-5, Class AM	5.448		09/10/47	14,141	14,130,896
Series 2007-2, Class A1A	5.586	(a)	04/10/49	4,536	4,558,871
Series 2007-3, Class A5	5.377		06/10/49	800	812,688
Series 2007-5, Class A1A	5.361		02/10/51	2,656	2,722,941
Series 2007-5, Class AM	5.772	(a)	02/10/51	12,514	12,805,226
Series 2016-UB10, Class A3	2.903		07/15/49	5,200	5,258,119
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ	5.349	(a)	11/10/42	157	156,721
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966		08/10/33	31,000	33,163,468
BBCMS Mortgage Trust,
Series 2016-ETC, Class A, 144A	2.937		08/14/36	17,450	17,682,636
Series 2016-ETC, Class B, 144A	3.189		08/14/36	6,970	7,011,610
Series 2016-ETC, Class C, 144A	3.391		08/14/36	5,770	5,801,229
Series 2016-ETC, Class D, 144A	3.609	(a)	08/14/36	21,720	21,350,245
Series 2016-ETC, Class E, 144A	3.609	(a)	08/14/36	13,900	12,087,883
BBCMS Trust, Series 2015-RRI, Class XCP, IO, 144A	0.741	(a)	05/15/32	324,000	1,295,158
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366	(a)	12/11/49	48,872	49,207,514
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 144A	2.385	(a)	12/15/27	5,272	5,218,645
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class AM	5.462		10/15/49	1,359	1,358,201
Series 2014-GC21, Class A4	3.575		05/10/47	11,690	12,482,137
Series 2014-GC25, Class A3	3.372		10/10/47	10,000	10,531,480

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust, (cont’d.)
Series 2015-P1, Class XB, IO	0.053	%(a)	09/15/48	58,898	$213,764
Series 2016-C1, Class A4	3.209		05/10/49	45,600	47,285,317
Series 2016-C2, Class A4	2.832		08/10/49	22,500	22,602,764
Series 2016-GC37, Class A4	3.314		04/10/49	22,150	23,107,808
Commercial Mortgage Trust,
Series 2006-C8, Class AM	5.347		12/10/46	6,346	6,342,190
Series 2007-GG9, Class AM(c)	5.475		03/10/39	18,669	18,733,496
Series 2012-CR5, Class A3	2.540		12/10/45	3,000	3,061,172
Series 2013-CR7, Class A3	2.929		03/10/46	9,800	10,119,173
Series 2013-LC6, Class XA, IO	1.690	(a)	01/10/46	60,606	3,517,858
Series 2014-UBS3, Class A3	3.546		06/10/47	12,500	13,243,857
Series 2014-UBS3, Class XB, IO, 144A	0.348	(a)	06/10/47	130,681	3,025,775
Series 2014-UBS4, Class A4	3.420		08/10/47	10,300	10,811,480
Series 2014-UBS5, Class A4	3.838		09/10/47	48,200	52,135,120
Series 2014-UBS6, Class A4	3.378		12/10/47	14,000	14,693,197
Series 2015-CR26, Class A4	3.630		10/10/48	22,700	24,187,538
Series 2015-CR27, Class A4	3.612		10/10/48	50,000	53,414,935
Series 2015-DC1, Class XA, IO	1.176	(a)	02/10/48	125,177	8,072,871
Series 2015-LC21, Class A4	3.708		07/10/48	7,900	8,491,493
Series 2015-PC1, Class A5	3.902		07/10/50	29,800	32,322,531
Series 2016-COR1, Class A3	2.826		10/10/49	43,000	43,094,677
Series 2016-CR28, Class A4	3.762		02/10/49	24,141	26,047,947
Series 2016-DC2, Class A5	3.765		02/10/49	34,600	37,350,292
Credit Suisse Commercial Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953		09/15/37	56,050	59,721,084
Series 2015-DEAL, Class XCP, IO, 144A	1.618	(a)	04/15/29	69,222	6,922
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class XB, IO	0.250		08/15/48	86,961	1,496,460
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632		09/10/49	57,450	57,087,318
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(a)	09/10/35	30,650	31,190,197
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829		01/25/25	11,400	11,833,103
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	1.074	(a)	01/25/20	257,818	6,748,060
Series K007, Class X1, IO	1.142	(a)	04/25/20	20,227	550,957
Series K008, Class X1, IO	1.623	(a)	06/25/20	96,192	4,169,485
Series K009, Class X1, IO	1.409	(a)	09/25/45	3,557	139,957
Series K014, Class X1, IO	1.205	(a)	04/25/21	12,400	568,096
Series K015, Class X1, IO	1.783	(a)	07/25/21	1,403	89,570
Series K019, Class X1, IO	1.696	(a)	03/25/22	130,312	9,720,152
Series K020, Class X1, IO	1.444	(a)	05/25/22	47,737	3,132,607

See Notes to Financial Statements.

Prudential Total Return Bond Fund	31

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K021, Class X1, IO	1.483	%(a)	06/25/22	220,260	$15,104,561
Series K024, Class X1, IO	0.880	(a)	09/25/22	114,743	4,795,686
Series K025, Class X1, IO	0.885	(a)	10/25/22	30,128	1,296,283
Series K026, Class X1, IO	1.032	(a)	11/25/22	179,851	9,113,422
Series K027, Class X1, IO	0.821	(a)	01/25/23	269,345	10,983,581
Series K032, Class X1, IO	0.117	(a)	05/25/23	253,713	1,777,819
Series K038, Class X1, IO	1.189	(a)	03/25/24	159,714	11,264,551
Series K043, Class X1, IO	0.548	(a)	12/25/24	76,664	2,923,722
Series K044, Class X1, IO	0.755	(a)	01/25/25	446,482	22,544,858
Series K052, Class X1, IO	0.677	(a)	11/25/25	314,337	15,241,864
Series K053, Class X1, IO	0.894	(a)	12/25/25	139,723	9,319,999
Series K055, Class X1, IO	1.369	(a)	03/25/26	186,731	19,081,649
Series K058, Class XAM, IO(b)	0.815	(a)	08/25/26	59,334	4,111,431
Series K702, Class X1, IO	1.452	(a)	02/25/18	10,213	152,002
Series K703, Class X1, IO	2.022	(a)	05/25/18	8,727	214,848
Series K710, Class X1, IO	1.760	(a)	05/25/19	30,318	1,091,721
Series K711, Class X1, IO	1.693	(a)	07/25/19	46,391	1,679,706
Series K718, Class X1, IO	0.648	(a)	01/25/22	292,893	8,260,175
Series KAIV, Class X1, IO	1.325	(a)	06/25/21	2,005	94,630
Series Q001, Class XA, IO	2.340	(a)	02/25/32	30,433	5,194,695
Series Q002, Class XA, IO	1.216	(a)	07/25/33	39,298	3,629,253
Freddie Mac Mortgage Trust,
Series 2012-K19, Class B, 144A	4.033	(a)	05/25/45	5,045	5,404,425
Series 2013-K27, Class X2A, IO, 144A	0.100		01/25/46	1,344,376	6,758,176
Series 2013-K32, Class X2A, IO, 144A	0.100		10/25/46	1,216,425	6,187,222
GE Business Loan Trust, Series 2007-1A, Class A, 144A	0.705	(a)	04/16/35	2,507	2,325,979
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	1.434	(a)	11/10/46	36,121	1,983,959
Series 2013-GCJ12, Class A3	2.860		06/10/46	11,400	11,767,601
Series 2013-GCJ14, Class XA, IO	0.808	(a)	08/10/46	221,039	7,903,216
Series 2014-GC20, Class A2	3.002		04/10/47	3,500	3,588,533
Series 2014-GC22, Class XB, IO	0.255	(a)	06/10/47	37,110	834,203
Series 2015-GC28, Class XB, IO	0.348	(a)	02/10/48	43,393	1,187,966
Series 2015-GC32, Class XB, IO	0.010	(a)	07/10/48	60,188	42,330
Houston Galleria Mall Trust, Series 2015-HGLR, Class XCP, IO, 144A	0.195	(a)	03/05/23	525,000	7,397,197
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C18, Class A2	2.879		02/15/47	3,500	3,597,968
Series 2014-C21, Class A4	3.493		08/15/47	9,800	10,398,110
Series 2014-C23, Class XA, IO	0.862	(a)	09/15/47	76,701	2,805,592

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMBB Commercial Mortgage Securities Trust, (con’d.)
Series 2014-C24, Class A3	3.098%		11/15/47	8,040	$8,335,061
Series 2014-C25, Class A4A1	3.408		11/15/47	7,800	8,237,744
Series 2014-C25, Class XB, IO	0.101	(a)	11/15/47	51,813	544,565
Series 2014-C26, Class A3	3.231		01/15/48	11,650	12,157,500
Series 2015-C28, Class A4	3.227		10/15/48	35,300	36,672,167
Series 2015-C29, Class XA, IO	0.949	(a)	05/15/48	52,286	2,224,460
Series 2015-C29, Class XB, IO	0.084	(a)	05/15/48	54,147	453,394
Series 2015-C32, Class XB, IO	0.280	(a)	11/15/48	57,408	1,290,756
Series 2016-C1, Class A5	3.576		03/15/49	38,680	41,312,514
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XB, IO	0.663	(a)	06/15/49	44,639	2,406,962
Series 2016-C4, Class A2	2.882		12/15/49	53,000	53,529,682
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2012-LC9, Class A2	1.677		12/15/47	98	98,412
Series 2012-LC9, Class A4	2.611		12/15/47	4,000	4,088,374
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2008-C2, Class A1A	5.998		02/12/51	10,047	10,151,639
Series 2012-CBX, Class A3	3.139		06/15/45	1,300	1,329,022
Series 2013-C10, Class A4	2.875		12/15/47	11,000	11,362,132
Series 2013-C13, Class A3	3.525		01/15/46	3,000	3,148,909
Series 2013-LC11, Class A4	2.694		04/15/46	11,400	11,633,620
Series 2014-C20, Class A3A1	3.472		07/15/47	5,042	5,307,644
Series 2015-FL7, Class B, 144A	2.335	(a)	05/15/28	40,000	39,695,612
Series 2015-SGP, Class XCP, IO, 144A	0.597	(a)	01/15/18	720,000	5,101,704
Series 2016-JP2, Class A3	2.559		08/15/49	40,000	39,503,580
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM	5.493	(a)	02/15/40	22,091	22,395,047
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XA, IO, 144A	1.722	(a)	08/15/45	56,244	3,176,480
Series 2013-C7, Class A3	2.655		02/15/46	10,000	10,209,318
Series 2013-C8, Class A3	2.863		12/15/48	3,400	3,495,450
Series 2013-C9, Class A3	2.834		05/15/46	5,900	6,072,033
Series 2015-C24, Class A3	3.479		05/15/48	8,425	8,918,361
Series 2015-C24, Class XA, IO	0.831	(a)	05/15/48	168,789	8,921,439
Series 2015-C25, Class A5	3.635		10/15/48	37,300	39,890,425
Series 2016-C30, Class A5	2.860		09/15/49	58,600	58,922,300
Series 2016-C31, Class A4	2.840		08/15/26	42,000	42,143,031
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class AAB	5.654	(a)	04/15/49	96	95,448
Series 2015-XLF1, Class B, 144A	2.285	(a)	08/14/31	5,200	5,173,270

See Notes to Financial Statements.

Prudential Total Return Bond Fund	33

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Motel 6 Trust, Series 2015-MTL6, Class B, 144A	3.298%		02/05/30	28,300	$28,346,290
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126		07/05/36	45,200	46,328,558
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3	2.533		12/10/45	4,150	4,232,119
Series 2013-C5, Class A3	2.920		03/10/46	9,100	9,375,776
Series 2013-C5, Class XA, IO, 144A	1.054	(a)	03/10/46	15,047	753,024
Series 2013-C5, Class XB, IO, 144A	0.438	(a)	03/10/46	96,528	2,544,690
Series 2013-C6, Class A3	2.971		04/10/46	9,500	9,817,591
Series 2013-C6, Class A3FL, 144A	1.320	(a)	04/10/46	21,200	20,677,598
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class AJ	5.288	(a)	10/15/44	98	98,187
Series 2007-C31, Class AM	5.591	(a)	04/15/47	9,045	9,143,864
Series 2007-C32, Class APB	5.703	(a)	06/15/49	162	162,098
Series 2007-C33, Class A4	5.959	(a)	02/15/51	3,903	3,937,075
Series 2007-C33, Class AM	5.959	(a)	02/15/51	9,225	9,391,388
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class XCP, IO, 144A	0.619	(a)	06/15/17	275,000	1,045,688
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA, IO, 144A	2.026	(a)	10/15/45	45,553	3,368,324
Series 2013-LC12, Class A3	3.986		07/15/46	6,900	7,556,743
Series 2013-LC12, Class A3FL, 144A	1.585	(a)	07/15/46	27,500	27,469,467
Series 2014-LC16, Class A4	3.548		08/15/50	5,910	6,296,955
Series 2015-NXS1, Class XB, IO	0.358	(a)	05/15/48	24,936	879,228
Series 2015-NXS2, Class A4	3.498		07/15/58	13,700	14,497,906
Series 2016-C34, Class XB, IO	0.941	(a)	06/15/49	36,018	2,712,426
Series 2016-C35, Class A3	2.674		07/15/48	60,000	59,569,512
Series 2016-C35, Class XB, IO	0.941	(a)	07/15/48	55,952	4,158,230
Series 2016-C36, Class A3	2.807		11/15/59	53,000	53,012,450
Series 2016-NXS6, Class A3	2.642		11/15/49	37,500	37,049,014

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,960,878,858)					1,964,115,787

CORPORATE BONDS 45.4%

Aerospace & Defense 0.2%
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050		06/15/25	2,700	2,706,750
Harris Corp., Sr. Unsec’d. Notes	3.832		04/27/25	2,700	2,821,681
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	3.100		01/15/23	8,620	9,007,417
Sr. Unsec’d. Notes	3.550		01/15/26	9,880	10,495,959
Raytheon Co., Sr. Unsec’d. Notes(d)	3.150		12/15/24	3,390	3,586,186

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Spirit AeroSystems, Inc., Gtd. Notes	3.850%	06/15/26		6,000	$6,124,728
United Technologies Corp., Sr. Unsec’d. Notes	1.125	12/15/21	EUR	7,800	8,887,419

					43,630,140

Agriculture 0.3%
Altria Group, Inc., Gtd. Notes(e)	2.850	08/09/22		6,925	7,123,893
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.950	06/15/25		24,630	26,426,389
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18		9,975	10,015,848
Reynolds American, Inc.,
Gtd. Notes(e)	2.300	08/21/17		1,075	1,083,602
Gtd. Notes	4.000	06/12/22		7,255	7,803,463
Gtd. Notes	4.450	06/12/25		8,038	8,823,264
Gtd. Notes	8.125	06/23/19		305	354,668

					61,631,127

Airlines 0.5%
American Airlines Pass-Through Trust,
Series 2013-1, Class A, Pass-Through Certificates	4.000	01/15/27		6,621	7,051,356
Series 2013-2, Class A, Pass-Through Certificates	4.950	07/15/24		8,287	9,042,984
Series 2014-1, Class A, Pass-Through Certificates	3.700	04/01/28		2,745	2,854,783
Series 2015-1, Class A, Pass-Through Certificates	3.375	11/01/28		11,282	11,507,925
Series 2015-2, Class AA, Pass-Through Certificates	3.600	03/22/29		12,229	12,947,180
Continental Airlines, Inc., Pass-Through Trust,
Series 2001-1, Class A-1, Pass-Through Certificates	6.703	12/15/22		2	1,746
Series 2007-1, Class A, Pass-Through Certificates	5.983	10/19/23		377	425,321
Series 2010-1, Class A, Pass-Through Certificates	4.750	07/12/22		312	334,802
Series 2012-1, Class A, Pass-Through Certificates	4.150	10/11/25		2,442	2,627,639
Series 2012-2, Class A, Pass-Through Certificates	4.000	04/29/26		826	885,906

See Notes to Financial Statements.

Prudential Total Return Bond Fund	35

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates	6.821%		02/10/24		1,495	$1,780,765
Series 2009-1, Class A, Pass-Through Certificates(e)	7.750		06/17/21		683	773,105
Series 2010-2, Class A, Pass-Through Certificates	4.950		11/23/20		757	796,841
Series 2011-1, Class A, Pass-Through Certificates	5.300		10/15/20		562	601,188
Series 2012-1, Class A, Pass-Through Certificates	4.750		11/07/21		1,281	1,377,480
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650		11/05/20		9,310	9,521,868
United Airlines Pass-Through Trust,
Series 2015-1, Class AA, Pass-Through Certificates	3.450		06/01/29		11,120	11,731,600
Series 2016-2, Class AA, Pass-Through Certificates	2.875		04/07/30		16,530	16,468,839
US Airways Pass-Through Trust, Series 2012-2, Class A, Pass-Through Certificates	4.625		12/03/26		1,979	2,137,011

						92,868,339

Apparel
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500		06/15/24	EUR	7,175	8,253,672

Auto Manufacturers 1.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	1.875		01/11/18		800	803,960
Gtd. Notes, 144A	2.250		03/02/20		20,605	20,832,150
Ford Holdings LLC, Gtd. Notes	9.375		03/01/20		3,300	4,009,398
Ford Motor Co.,
Sr. Unsec’d. Notes(e)	4.750		01/15/43		13,495	13,500,263
Sr. Unsec’d. Notes	6.375		02/01/29		2,595	3,163,058
Sr. Unsec’d. Notes	6.625		10/01/28		6,834	8,495,031
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	1.361	(a)	09/08/17		200	199,990
Sr. Unsec’d. Notes	2.375		01/16/18		5,290	5,326,152
Sr. Unsec’d. Notes(e)	2.459		03/27/20		16,095	16,145,007
Sr. Unsec’d. Notes	3.000		06/12/17		2,588	2,613,041
Sr. Unsec’d. Notes	3.096		05/04/23		17,490	17,491,224
Sr. Unsec’d. Notes	3.219		01/09/22		12,975	13,212,689
Sr. Unsec’d. Notes	3.336		03/18/21		6,900	7,094,925

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Credit Co. LLC, (cont’d.)
Sr. Unsec’d. Notes(e)	4.134%	08/04/25		3,145	$3,268,359
Sr. Unsec’d. Notes	4.250	02/03/17		8,770	8,837,827
Sr. Unsec’d. Notes	5.000	05/15/18		600	628,075
General Motors Co.,
Sr. Unsec’d. Notes	4.000	04/01/25		5,560	5,608,928
Sr. Unsec’d. Notes	4.875	10/02/23		3,725	4,010,838
Sr. Unsec’d. Notes	6.250	10/02/43		3,990	4,568,534
Sr. Unsec’d. Notes	6.600	04/01/36		4,470	5,283,777
General Motors Financial Co., Inc.,
Gtd. Notes	3.150	01/15/20		7,490	7,619,158
Gtd. Notes	3.450	04/10/22		27,425	27,730,761
Gtd. Notes	3.700	05/09/23		21,265	21,543,146
Gtd. Notes(e)	4.000	10/06/26		13,695	13,654,600
Gtd. Notes(e)	5.250	03/01/26		5,785	6,300,299
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN	2.150	02/26/20		12,370	12,435,734
Gtd. Notes, 144A, MTN	2.700	03/15/17		650	653,269
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	4.125	12/15/18		6,221	6,360,973
Gtd. Notes, 144A(e)	4.250	11/15/19		2,165	2,240,775

					243,631,941

Auto Parts & Equipment 0.5%
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500	08/15/24	EUR	9,692	10,571,669
American Axle & Manufacturing, Inc., Gtd. Notes(e)	6.625	10/15/22		4,689	4,946,895
Dana, Inc., Sr. Unsec’d. Notes(e)	5.375	09/15/21		725	751,734
Goodyear Tire & Rubber Co. (The),
Gtd. Notes(e)	5.000	05/31/26		8,450	8,523,938
Gtd. Notes(e)	5.125	11/15/23		4,225	4,362,313
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, PIK, 144A	3.250	09/15/23	EUR	16,175	18,024,698
Sr. Sec’d. Notes, PIK, 144A, RegS	3.750	09/15/26	EUR	15,485	16,787,630
Lear Corp.,
Gtd. Notes	4.750	01/15/23		3,000	3,112,500
Gtd. Notes	5.250	01/15/25		4,600	4,933,500
Gtd. Notes	5.375	03/15/24		11,650	12,450,937
Meritor, Inc., Gtd. Notes(e)	6.250	02/15/24		4,000	3,945,000
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(e)	4.500	04/29/22		2,000	2,117,500

					90,528,314

See Notes to Financial Statements.

Prudential Total Return Bond Fund	37

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks 10.0%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%		03/18/19	9,000	$9,137,061
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250		04/01/23	2,532	2,715,570
Bank Nederlandse Gemeenten NV (Netherlands), Unsec’d. Notes, 144A, MTN	1.000		09/20/18	5,000	4,982,860
Bank of America Corp.,
Jr. Sub. Notes(e)	5.125	(a)	12/29/49	2,225	2,193,405
Jr. Sub. Notes	6.300	(a)	12/29/49	17,585	19,187,873
Jr. Sub. Notes	8.125	(a)	12/29/49	5,000	5,143,750
Jr. Sub. Notes, Series K	8.000	(a)	07/29/49	1,500	1,528,125
Sr. Unsec’d. Notes	5.700		01/24/22	17,450	20,157,612
Sr. Unsec’d. Notes	5.875		01/05/21	3,620	4,115,031
Sr. Unsec’d. Notes	6.000		09/01/17	1,265	1,312,680
Sr. Unsec’d. Notes	7.625		06/01/19	3,235	3,693,380
Sr. Unsec’d. Notes, GMTN(e)	3.500		04/19/26	13,235	13,584,682
Sr. Unsec’d. Notes, MTN	3.248		10/21/27	31,560	31,571,803
Sr. Unsec’d. Notes, MTN	3.875		08/01/25	9,950	10,472,086
Sr. Unsec’d. Notes, MTN(e)	4.000		04/01/24	3,125	3,338,894
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	15,785	16,940,462
Sr. Unsec’d. Notes, MTN(e)	5.650		05/01/18	2,000	2,115,478
Sub. Notes, MTN	3.950		04/21/25	19,960	20,490,816
Sub. Notes, MTN	4.000		01/22/25	31,900	32,799,357
Sub. Notes, MTN	4.200		08/26/24	18,410	19,238,045
Sub. Notes, MTN	4.250		10/22/26	6,865	7,213,124
Sub. Notes, MTN(e)	4.450		03/03/26	25,380	27,092,312
Bank of America NA,
Sr. Unsec’d. Notes	2.050		12/07/18	2,000	2,022,232
Sub. Notes	5.300		03/15/17	250	253,623
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A, MTN	1.250		03/14/19	2,500	2,504,118
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes	4.625	(a)	12/29/49	17,715	17,295,154
Sr. Unsec’d. Notes, MTN	2.200		08/16/23	18,300	18,034,943
Sr. Unsec’d. Notes, MTN	3.000		02/24/25	11,680	12,046,378
Sr. Unsec’d. Notes, MTN	3.250		09/11/24	3,550	3,723,048
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes	1.186	(a)	04/11/17	3,600	3,602,117
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.200		08/10/21	17,350	17,469,368
Sr. Unsec’d. Notes	3.250		01/12/21	7,920	8,015,436
Sr. Unsec’d. Notes(e)	3.650		03/16/25	13,965	13,711,256
Sr. Unsec’d. Notes(e)	4.375		01/12/26	8,200	8,438,464

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
BB&T Corp., Sr. Unsec’d. Notes, MTN	2.450%		01/15/20	12,210	$12,453,907
BBVA Bancomer SA (Mexico), Sub. Notes, RegS	6.500		03/10/21	2,400	2,630,280
BNP Paribas SA (France), Sr. Unsec’d. Notes	2.375		05/21/20	9,010	9,124,517
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850		04/01/21	9,550	9,901,946
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.950		07/23/21	8,385	8,594,742
Capital One Financial Corp.,
Sr. Unsec’d. Notes(e)	3.200		02/05/25	18,610	18,796,044
Sr. Unsec’d. Notes	3.750		04/24/24	3,100	3,249,925
Sr. Unsec’d. Notes	5.250		02/21/17	1,750	1,771,399
Sub. Notes	4.200		10/29/25	8,305	8,623,771
CITIC Ltd. (China),
Sr. Unsec’d. Notes, EMTN, RegS	6.800		01/17/23	1,800	2,175,773
Sr. Unsec’d. Notes, EMTN, RegS	6.875		01/21/18	3,430	3,628,329
Citigroup, Inc.,
Jr. Sub. Notes	5.950	(a)	12/29/49	51,035	52,342,772
Jr. Sub. Notes(e)	6.125	(a)	12/29/49	6,590	6,889,186
Jr. Sub. Notes	6.250	(a)	12/29/49	9,660	10,400,439
Sr. Unsec’d. Notes	1.497	(a)	11/15/16	2,100	2,100,716
Sr. Unsec’d. Notes	3.200		10/21/26	45,690	45,582,994
Sr. Unsec’d. Notes	3.300		04/27/25	13,325	13,550,126
Sr. Unsec’d. Notes	3.400		05/01/26	20,000	20,334,480
Sr. Unsec’d. Notes	3.700		01/12/26	8,825	9,188,678
Sr. Unsec’d. Notes	4.500		01/14/22	3,085	3,386,349
Sr. Unsec’d. Notes	8.125		07/15/39	2,400	3,660,055
Sub. Notes	4.000		08/05/24	14,400	14,912,539
Sub. Notes	4.050		07/30/22	9,835	10,394,749
Sub. Notes(e)	4.300		11/20/26	1,175	1,226,185
Sub. Notes	4.400		06/10/25	2,525	2,666,642
Sub. Notes	4.450		09/29/27	36,150	38,088,074
Sub. Notes	4.750		05/18/46	9,260	9,535,291
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN	2.300		12/03/18	5,760	5,822,196
Sr. Unsec’d. Notes, MTN	2.500		03/14/19	5,770	5,853,180
Compass Bank, Sr. Unsec’d. Notes	1.850		09/29/17	5,130	5,125,645
Credit Agricole SA (France), Jr. Sub. Notes, RegS	7.875	(a)	12/29/49	1,000	1,013,280
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	1.700		04/27/18	19,535	19,524,529
Sr. Unsec’d. Notes, MTN	1.750		01/29/18	7,365	7,369,088
Sr. Unsec’d. Notes, MTN	3.625		09/09/24	3,450	3,579,054

See Notes to Financial Statements.

Prudential Total Return Bond Fund	39

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	2.750%		03/26/20	1,931	$1,935,142
Gtd. Notes	3.800		09/15/22	4,800	4,879,267
Gtd. Notes, 144A	3.450		04/16/21	5,519	5,620,941
Gtd. Notes, 144A(e)	3.800		06/09/23	17,170	17,336,618
Gtd. Notes, 144A(e)	4.550		04/17/26	4,315	4,525,650
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	1.875		02/13/18	18,380	18,119,997
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	2,160	2,125,207
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd., 144A	1.875		09/15/21	34,250	33,883,730
Gov’t. Liquid Gtd., MTN, RegS	2.250		01/30/19	7,654	7,755,714
Gov’t. Liquid Gtd., RegS	1.875		01/29/20	39,567	39,570,798
Discover Bank,
Sr. Unsec’d. Notes	2.000		02/21/18	3,575	3,586,529
Sr. Unsec’d. Notes	3.450		07/27/26	6,775	6,779,539
Sr. Unsec’d. Notes	4.200		08/08/23	9,280	9,892,359
Sr. Unsec’d. Notes	4.250		03/13/26	675	716,367
Sub. Notes	7.000		04/15/20	6,980	7,882,542
Fifth Third Bank,
Sr. Unsec’d. Notes	1.450		02/28/18	7,900	7,897,314
Sr. Unsec’d. Notes	2.375		04/25/19	1,105	1,122,730
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.300	(a)	12/29/49	40,010	40,760,187
Jr. Sub. Notes	5.375	(a)	12/29/49	17,210	17,296,050
Sr. Unsec’d. Notes	2.550		10/23/19	5,300	5,398,289
Sr. Unsec’d. Notes	3.500		01/23/25	19,430	19,926,728
Sr. Unsec’d. Notes	3.625		01/22/23	810	852,231
Sr. Unsec’d. Notes(e)	3.750		02/25/26	8,495	8,878,600
Sr. Unsec’d. Notes	5.750		01/24/22	16,755	19,371,578
Sr. Unsec’d. Notes	6.150		04/01/18	875	928,851
Sr. Unsec’d. Notes	6.250		02/01/41	2,305	2,952,242
Sr. Unsec’d. Notes, MTN	3.850		07/08/24	5,040	5,318,057
Sr. Unsec’d. Notes, MTN	4.000		03/03/24	4,505	4,802,465
Sr. Unsec’d. Notes, MTN	4.800		07/08/44	5,220	5,686,814
Sr. Unsec’d. Notes, MTN(e)	6.000		06/15/20	4,520	5,106,547
Sub. Notes	5.150		05/22/45	12,425	13,424,293
Sub. Notes	6.750		10/01/37	7,405	9,339,475
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.875		01/14/22	450	493,767
Sr. Unsec’d. Notes	5.100		04/05/21	230	253,442
Sub. Notes	4.250		03/14/24	7,185	7,365,056

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co.,
Jr. Sub. Notes	5.300	% (a)	12/29/49	21,720	$22,045,800
Jr. Sub. Notes	6.750	(a)	01/29/49	29,650	32,911,500
Jr. Sub. Notes(e)	7.900	(a)	12/29/49	5,885	6,065,964
Sr. Unsec’d. Notes(d)	2.250		01/23/20	22,900	23,059,178
Sr. Unsec’d. Notes	2.550		10/29/20	18,020	18,326,772
Sr. Unsec’d. Notes	2.950		10/01/26	19,630	19,427,183
Sr. Unsec’d. Notes(d)	3.125		01/23/25	20,770	20,937,365
Sr. Unsec’d. Notes(e)	3.200		01/25/23	8,265	8,541,580
Sr. Unsec’d. Notes(e)	3.200		06/15/26	17,100	17,297,967
Sr. Unsec’d. Notes	3.250		09/23/22	8,770	9,118,187
Sr. Unsec’d. Notes	3.300		04/01/26	30,910	31,492,221
Sr. Unsec’d. Notes	4.250		10/15/20	5,160	5,572,305
Sr. Unsec’d. Notes	4.350		08/15/21	2,240	2,446,174
Sr. Unsec’d. Notes	4.400		07/22/20	2,400	2,593,541
Sr. Unsec’d. Notes	4.500		01/24/22	3,350	3,690,574
Sr. Unsec’d. Notes	5.600		07/15/41	830	1,025,270
Sub. Notes(e)	3.375		05/01/23	2,775	2,840,093
Sub. Notes	3.875		09/10/24	18,900	19,738,612
Sub. Notes	4.950		06/01/45	8,630	9,484,189
KeyBank NA,
Sr. Unsec’d. Notes	1.650		02/01/18	3,350	3,360,254
Sr. Unsec’d. Notes	2.250		03/16/20	13,730	13,921,602
Sr. Unsec’d. Notes	2.500		12/15/19	5,750	5,878,099
KeyCorp, Sr. Unsec’d. Notes, MTN(e)	5.100		03/24/21	560	627,515
Lloyds Bank PLC (United Kingdom),
Gtd. Notes(e)	3.500		05/14/25	21,195	22,505,042
Gtd. Notes	4.200		03/28/17	1,975	1,999,016
Gtd. Notes, 144A, MTN	5.800		01/13/20	6,330	7,044,708
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900		02/06/25	18,295	18,408,136
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850		03/21/18	2,700	2,706,550
Morgan Stanley,
Jr. Sub. Notes	5.450	(a)	07/29/49	52,385	52,521,201
Jr. Sub. Notes, Series J(e)	5.550	(a)	12/29/49	4,810	4,924,238
Sr. Unsec’d. Notes	1.875		01/05/18	8,445	8,474,752
Sr. Unsec’d. Notes	5.750		01/25/21	2,920	3,310,532
Sr. Unsec’d. Notes, GMTN	3.700		10/23/24	5,000	5,237,585
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	6,575	6,941,694
Sr. Unsec’d. Notes, GMTN(e)	3.875		01/27/26	17,100	18,029,830
Sr. Unsec’d. Notes, GMTN	5.450		01/09/17	1,635	1,648,335

See Notes to Financial Statements.

Prudential Total Return Bond Fund	41

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	5,485	$6,226,111
Sr. Unsec’d. Notes, GMTN	6.625		04/01/18	3,200	3,416,614
Sr. Unsec’d. Notes, MTN	3.125		07/27/26	29,095	28,956,333
Sr. Unsec’d. Notes, MTN	4.300		01/27/45	7,500	7,853,903
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	2,530	2,785,495
Sr. Unsec’d. Notes, MTN	6.250		08/28/17	4,640	4,825,507
Sr. Unsec’d. Notes, MTN	6.375		07/24/42	2,360	3,152,903
Sub. Notes, GMTN	4.350		09/08/26	15,545	16,504,049
Sub. Notes, MTN(e)	3.950		04/23/27	16,340	16,810,363
MUFG Americas Holdings Corp., Sr. Unsec’d. Notes	2.250		02/10/20	16,675	16,770,048
Northern Trust Corp., Sub. Notes	3.950		10/30/25	3,010	3,277,222
Oesterreichische Kontrollbank AG (Austria),
Gov’t. Gtd. Notes	0.750		12/15/16	2,000	2,000,260
Gov’t. Gtd. Notes	1.125		05/29/18	2,156	2,156,675
People’s United Bank NA, Sub. Notes	4.000		07/15/24	1,750	1,779,979
PNC Bank NA,
Sr. Unsec’d. Notes	2.950		02/23/25	21,370	21,805,948
Sr. Unsec’d. Notes, MTN	3.250		06/01/25	975	1,015,161
Sub. Notes(e)	2.950		01/30/23	10,835	11,028,091
Sub. Notes	4.200		11/01/25	1,450	1,601,483
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854		11/09/22	1,600	1,623,254
Sub. Notes	3.900		04/29/24	2,715	2,881,628
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875		09/12/23	26,670	26,111,557
Santander Bank NA, Sr. Unsec’d. Notes	2.000		01/12/18	8,825	8,821,894
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875		10/16/20	8,520	8,554,642
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375		03/16/20	21,490	21,636,755
State Street Corp.,
Jr. Sub. Notes	4.956		03/15/18	1,375	1,432,142
Jr. Sub. Notes	5.250	(a)	12/29/49	13,075	13,735,288
Sr. Unsec’d. Notes(e)	3.300		12/16/24	10,830	11,424,610
Sr. Unsec’d. Notes	3.700		11/20/23	5,105	5,524,044
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	2.450		01/10/19	1,225	1,241,522
Gtd. Notes	2.450		01/16/20	10,750	10,871,787
Gtd. Notes	3.000		01/18/23	5,125	5,234,501
Gtd. Notes, GMTN	2.250		07/11/19	2,560	2,582,797

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442%		10/19/21	9,390	$9,422,903
SunTrust Bank, Sr. Unsec’d. Notes	2.750		05/01/23	3,675	3,689,149
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.500		05/01/19	7,830	7,986,005
UBS AG (Switzerland), Sr. Unsec’d. Notes, MTN	1.800		03/26/18	13,675	13,706,138
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A(e)	4.125		09/24/25	12,500	13,023,738
Gtd. Notes, 144A(e)	4.125		04/15/26	13,885	14,497,759
US Bancorp,
Sub. Notes, MTN	2.950		07/15/22	1,750	1,814,386
Sub. Notes, MTN	3.600		09/11/24	12,170	12,906,674
Wells Fargo & Co.,
Jr. Sub. Notes	7.980	(a)	03/29/49	2,400	2,502,000
Sr. Unsec’d. Notes	2.500		03/04/21	6,960	7,037,736
Sr. Unsec’d. Notes, MTN	3.000		02/19/25	12,000	12,017,016
Sr. Unsec’d. Notes, MTN	3.300		09/09/24	6,650	6,833,015
Sub. Notes, MTN	4.125		08/15/23	14,485	15,450,498

					1,910,105,686

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.700		02/01/36	25,475	28,239,980
Gtd. Notes	4.900		02/01/46	6,785	7,758,899
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.000		11/15/39	1,880	2,924,312
Gtd. Notes	8.200		01/15/39	450	711,120
Coca-Cola Icecek A/S (Turkey),
Sr. Unsec’d. Notes, RegS	4.750		10/01/18	4,300	4,443,091
Sr. Unsec’d. Notes, 144A	4.750		10/01/18	1,275	1,317,428
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750		01/01/20	11,450	11,893,687
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A(e)	5.000		10/01/23	1,935	2,141,230

					59,429,747

Biotechnology 0.3%
Amgen, Inc.,
Sr. Unsec’d. Notes, 144A	4.563		06/15/48	2,594	2,649,011
Sr. Unsec’d. Notes, 144A	4.663		06/15/51	18,420	18,837,895
Sr. Unsec’d. Notes(e)	4.400		05/01/45	15,660	15,922,978
Celgene Corp., Sr. Unsec’d. Notes(e)	3.250		08/15/22	7,529	7,819,100

See Notes to Financial Statements.

Prudential Total Return Bond Fund	43

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Biotechnology (cont’d.)
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	3.500%	02/01/25		6,730	$6,998,157
Sr. Unsec’d. Notes	4.800	04/01/44		5,160	5,598,677

					57,825,818

Building Materials 0.6%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, RegS	5.250	04/01/21	EUR	800	912,981
Sr. Sec’d. Notes, RegS	9.375	10/12/22		8,572	9,364,910
Sr. Sec’d. Notes, 144A	9.375	10/12/22		18,920	20,670,100
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	4.750	01/11/22	EUR	2,450	2,790,625
Sr. Sec’d. Notes, 144A	7.750	04/16/26		3,000	3,361,800
Dry Mix Solutions Investissements (France), Sec’d. Notes, 144A	5.500	03/15/23	EUR	7,700	8,600,637
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000	06/15/25		23,420	25,042,959
Griffon Corp., Gtd. Notes	5.250	03/01/22		6,400	6,480,000
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250	07/02/24		2,300	2,406,515
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		1,625	1,725,287
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A (original cost $24,962,188; purchased 10/27/14 - 05/07/15)(c)(f)	5.375	11/15/24		24,350	25,171,813
US Concrete, Inc., Gtd. Notes	6.375	06/01/24		4,000	4,160,000

					110,687,627

Chemicals 0.7%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35		1,900	1,858,206
Sr. Unsec’d. Notes	4.900	06/01/43		3,370	3,528,262
Sr. Unsec’d. Notes(e)	5.250	01/15/45		4,285	4,733,738
Sr. Unsec’d. Notes	6.125	01/15/41		1,730	2,063,511
Ashland, Inc.,
Gtd. Notes	4.750	08/15/22		9,625	9,943,780
Gtd. Notes	6.875	05/15/43		10,850	11,880,750
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43		3,565	2,957,656
Gtd. Notes	5.375	03/15/44		6,640	5,679,504
Gtd. Notes	6.875	05/01/18		240	253,633
Gtd. Notes	7.125	05/01/20		195	215,610

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.000%	11/15/22	3,675	$3,784,464
Sr. Unsec’d. Notes	4.125	11/15/21	5,320	5,773,392
Sr. Unsec’d. Notes	4.250	11/15/20	1,549	1,667,866
Sr. Unsec’d. Notes	4.625	10/01/44	2,160	2,254,433
Sr. Unsec’d. Notes	5.250	11/15/41	2,235	2,457,233
Sr. Unsec’d. Notes	9.400	05/15/39	330	523,661
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	10,010	10,196,476
Sr. Unsec’d. Notes	3.800	03/15/25	12,945	13,466,800
Sr. Unsec’d. Notes(e)	4.650	10/15/44	2,120	2,147,253
Eurochem Global Investments DAC (Russia), Sr. Sec’d. Notes, 144A	3.800	04/12/20	8,550	8,485,875
LYB International Finance BV,
Gtd. Notes	4.000	07/15/23	3,000	3,211,923
Gtd. Notes	4.875	03/15/44	6,540	6,941,687
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	4.625	02/26/55	8,320	7,883,358
Sr. Unsec’d. Notes(e)	5.000	04/15/19	3,575	3,821,174
Sr. Unsec’d. Notes	5.750	04/15/24	1,000	1,169,353
Sr. Unsec’d. Notes	6.000	11/15/21	9,954	11,584,644
Mosaic Co. (The),
Sr. Unsec’d. Notes(e)	5.450	11/15/33	1,040	1,046,858
Sr. Unsec’d. Notes	5.625	11/15/43	3,455	3,478,228
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A(e)	5.000	05/01/25	4,040	4,055,150
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	850	1,046,497
Westlake Chemical Corp., Gtd. Notes, 144A	4.875	05/15/23	5,705	5,933,200

				144,044,175

Commercial Services 0.9%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	3,425	3,591,969
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(e)	6.375	04/01/24	6,700	6,733,500
California Institute of Technology, Sr. Unsec’d. Notes	4.700	11/01/2111	1,130	1,175,607
Ecolab, Inc., Sr. Unsec’d. Notes	2.250	01/12/20	5,125	5,205,093
ERAC USA Finance LLC,
Gtd. Notes, 144A (original cost $27,349,310; purchased 10/11/16)(f)	2.700	11/01/23	27,400	27,153,564

See Notes to Financial Statements.

Prudential Total Return Bond Fund	45

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
ERAC USA Finance LLC, (cont’d.)
Gtd. Notes, 144A (original cost $1,279,642; purchased 03/12/12)(c)(f)	2.750%	03/15/17	1,280	$1,287,457
Gtd. Notes, 144A (original cost $19,067,636; purchased 05/23/16)(f)	3.300	12/01/26	19,130	19,425,865
Gtd. Notes, 144A (original cost $17,500,587; purchased 11/02/15 - 11/03/15)(c)(f)	3.800	11/01/25	17,535	18,587,468
Gtd. Notes, 144A (original cost $3,677,146; purchased 02/10/15)(c)(f)	4.500	02/15/45	3,720	3,809,805
Gtd. Notes, 144A	6.200	11/01/16	270	270,000
Gtd. Notes, 144A (original cost $967,253; purchased 05/30/13)(c)(f)	6.700	06/01/34	810	1,043,492
Gtd. Notes, 144A (original cost $5,100,644; purchased 10/26/11 - 05/14/13)(c)(f)	7.000	10/15/37	4,090	5,430,420
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19	696	710,066
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	5,800	5,462,498
Unsec’d. Notes	5.600	07/01/2111	942	1,242,081
President & Fellows of Harvard College, Unsec’d. Notes	3.150	07/15/46	9,930	9,683,905
Service Corp. International, Sr. Unsec’d. Notes	5.375	05/15/24	8,650	9,082,500
Total System Services, Inc., Sr. Unsec’d. Notes	4.800	04/01/26	4,600	5,108,627
United Rentals North America, Inc.,
Gtd. Notes(e)	5.500	07/15/25	2,375	2,404,687
Gtd. Notes	5.500	05/15/27	4,860	4,835,700
Gtd. Notes(e)	5.875	09/15/26	9,575	9,753,095
Gtd. Notes(e)	6.125	06/15/23	5,346	5,586,570
Gtd. Notes	7.625	04/15/22	19,000	20,204,220

				167,788,189

Computers 0.8%
Apple, Inc.,
Sr. Unsec’d. Notes(d)	2.150	02/09/22	29,210	29,370,275
Sr. Unsec’d. Notes	2.850	05/06/21	400	417,374
Sr. Unsec’d. Notes(e)	3.200	05/13/25	4,170	4,365,389
Sr. Unsec’d. Notes	3.250	02/23/26	11,565	12,063,139
Sr. Unsec’d. Notes	4.650	02/23/46	2,025	2,231,842
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Gtd. Notes, 144A(e)	5.875	06/15/21	11,040	11,635,696
Sr. Sec’d. Notes, 144A	3.480	06/01/19	9,135	9,372,501

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Computers (cont’d.)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	4.420%	06/15/21		7,765	$8,119,915
Sr. Sec’d. Notes, 144A	6.020	06/15/26		6,740	7,346,971
EMC Corp., Sr. Unsec’d. Notes	2.650	06/01/20		14,500	14,105,571
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 144A	2.700	10/05/17		40,825	41,342,008
Sr. Unsec’d. Notes, 144A(e)	3.100	10/05/18		6,395	6,538,408

					146,909,089

Distribution/Wholesale
WW Grainger, Inc., Sr. Unsec’d. Notes	4.600	06/15/45		1,370	1,559,431

Diversified Financial Services 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(e)	4.625	07/01/22		3,400	3,548,750
Ally Financial, Inc.,
Gtd. Notes(e)	2.750	01/30/17		1,000	1,000,000
Gtd. Notes	3.500	01/27/19		5,600	5,614,000
Gtd. Notes	6.250	12/01/17		8,400	8,704,500
Gtd. Notes	8.000	03/15/20		2,892	3,275,190
Sr. Unsec’d. Notes(e)	3.750	11/18/19		11,000	11,013,750
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.375	05/26/20		26,300	26,745,838
Arrow Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.125	09/15/24	GBP	5,700	6,850,277
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A	1.950	02/28/22		7,527	7,634,183
Capital One Bank USA NA,
Sr. Unsec’d. Notes	2.300	06/05/19		4,075	4,116,834
Sub. Notes	3.375	02/15/23		7,900	8,069,408
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	3.450	02/13/26		8,855	9,381,996
CIT Group, Inc.,
Sr. Unsec’d. Notes	4.250	08/15/17		1,200	1,215,360
Sr. Unsec’d. Notes	5.000	05/15/17		4,127	4,178,587
Sr. Unsec’d. Notes(e)	5.000	08/15/22		3,650	3,891,812
Sr. Unsec’d. Notes, 144A(e)	5.500	02/15/19		11,000	11,577,500
Sr. Unsec’d. Notes, 144A	6.625	04/01/18		5,000	5,250,000
Discover Financial Services, Sr. Unsec’d. Notes	3.750	03/04/25		11,835	11,927,088
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes	2.342	11/15/20		11,273	11,497,953
Gtd. Notes	4.418	11/15/35		12,587	13,729,358

See Notes to Financial Statements.

Prudential Total Return Bond Fund	47

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290%		10/10/34		1,623	$1,624,086
HSBC Finance Corp., Sub. Notes	6.676		01/15/21		145	165,496
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A	7.125		09/01/18		1,900	2,068,625
Sr. Unsec’d. Notes	6.250		05/15/19		700	756,875
Sr. Unsec’d. Notes	8.750		03/15/17		18,530	18,990,285
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500		01/20/43		1,425	1,475,642
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(g)	6.875	(a)	05/02/18		745	45,073
Navient Corp.,
Sr. Unsec’d. Notes, MTN	4.625		09/25/17		11,150	11,310,337
Sr. Unsec’d. Notes, MTN	8.450		06/15/18		5,400	5,840,370
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(c)	1.577	(a)	07/03/33		105	92,285
Springleaf Finance Corp., Gtd. Notes, MTN	6.900		12/15/17		500	523,750
Synchrony Financial,
Sr. Unsec’d. Notes	2.600		01/15/19		10,665	10,792,212
Sr. Unsec’d. Notes	2.700		02/03/20		16,094	16,269,602
Sr. Unsec’d. Notes	3.700		08/04/26		13,880	13,673,257
Worldpay Finance PLC (United Kingdom), Gtd. Notes, RegS	3.750		11/15/22	EUR	4,000	4,731,324

						247,581,603

Electric 3.2%
AES Corp., Sr. Unsec’d. Notes(e)	5.500		04/15/25		25,000	25,250,000
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.950		12/15/22		1,600	1,654,395
Appalachian Power Co., Sr. Unsec’d. Notes	3.400		06/01/25		15,645	16,392,205
Calpine Corp.,
Sr. Sec’d. Notes, 144A	7.875		01/15/23		24,884	26,097,095
Sr. Unsec’d. Notes	5.375		01/15/23		1,600	1,584,000
Sr. Unsec’d. Notes(e)	5.750		01/15/25		1,675	1,628,938
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.750		02/23/27		12,825	13,049,437
Commonwealth Edison Co.,
First Mortgage Bonds	3.700		03/01/45		2,665	2,689,355
First Mortgage Bonds	4.350		11/15/45		2,780	3,068,759
First Mortgage Bonds	6.450		01/15/38		690	958,192
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	3.850		06/15/46		7,580	7,687,507

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Dominion Resources, Inc.,
Jr. Sub. Notes	2.962%	07/01/19	4,305	$4,403,490
Jr. Sub. Notes	4.104	04/01/21	33,540	35,885,486
Sr. Unsec’d. Notes	2.850	08/15/26	5,685	5,598,389
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19	2,875	2,982,813
Sr. Unsec’d. Notes	7.250	10/15/21	13,975	14,586,406
DTE Energy Co., Sr. Unsec’d. Notes	2.850	10/01/26	47,340	46,451,618
Duke Energy Carolinas LLC,
First Mortgage Bonds	4.250	12/15/41	6,000	6,506,190
First Ref. Mortgage	2.500	03/15/23	16,945	17,392,958
First Ref. Mortgage	3.750	06/01/45	3,045	3,069,957
First Ref. Mortgage	4.000	09/30/42	1,025	1,068,967
Duke Energy Corp., Sr. Unsec’d. Notes	2.650	09/01/26	12,725	12,381,718
Duke Energy Progress LLC, First Mortgage Bonds	4.100	03/15/43	2,410	2,538,918
Dynegy, Inc.,
Gtd. Notes, 144A	8.000	01/15/25	20,825	20,096,125
Gtd. Notes	6.750	11/01/19	20,925	21,177,983
Gtd. Notes	7.375	11/01/22	16,165	15,589,122
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	750	902,141
Electricite De France SA (France), Sr. Unsec’d. Notes, 144A(d)	2.350	10/13/20	28,225	28,679,620
Emera US Finance LP (Canada),
Gtd. Notes, 144A	3.550	06/15/26	4,160	4,248,970
Gtd. Notes, 144A	4.750	06/15/46	12,470	13,251,832
Enersis Americas SA (Chile), Sr. Unsec’d. Notes	4.000	10/25/26	3,620	3,614,932
Entergy Arkansas, Inc., First Mortgage Bonds	3.050	06/01/23	1,200	1,235,974
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	37,970	40,831,039
Sr. Unsec’d. Notes	4.700	01/15/17	2,475	2,485,182
Entergy Mississippi, Inc., First Mortgage Bonds	2.850	06/01/28	3,010	3,005,003
Eversource Energy, Sr. Unsec’d. Notes	3.150	01/15/25	5,370	5,521,439
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	2.950	01/15/20	21,135	21,686,391
Sr. Unsec’d. Notes	6.200	10/01/17	750	781,862
Sr. Unsec’d. Notes	6.250	10/01/39	800	867,558
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375	11/15/31	2,310	3,003,513
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	1,175	1,296,439
Fortis, Inc. (Canada), Sr. Unsec’d. notes, 144A	3.055	10/04/26	39,160	38,534,967
Georgia Power Co., Sr. Unsec’d. Notes	4.750	09/01/40	1,050	1,165,038
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	15	17,380

See Notes to Financial Statements.

Prudential Total Return Bond Fund	49

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Series J	3.200%	03/15/23		475	$491,175
Nevada Power Co., General Ref. Mortgage	5.375	09/15/40		500	597,838
NRG Energy, Inc.,
Gtd. Notes, 144A	6.625	01/15/27		12,175	11,402,618
Gtd. Notes, 144A(e)	7.250	05/15/26		14,550	14,315,890
Gtd. Notes(e)	6.250	07/15/22		5,882	5,896,705
Gtd. Notes(e)	6.250	05/01/24		8,000	7,760,000
Gtd. Notes(e)	6.625	03/15/23		4,319	4,308,203
Gtd. Notes(e)	7.875	05/15/21		2,397	2,504,865
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25		5,995	6,162,794
Sr. Sec’d. Notes	6.800	09/01/18		545	596,810
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes	3.500	06/15/25		8,380	8,944,670
Sr. Unsec’d. Notes	4.250	03/15/46		6,900	7,484,989
Sr. Unsec’d. Notes(e)	4.300	03/15/45		2,865	3,127,408
Sr. Unsec’d. Notes	4.450	04/15/42		1,800	1,985,593
PacifiCorp, First Mortgage Bonds	3.350	07/01/25		9,960	10,549,084
PECO Energy Co., First Ref. Mortgage	4.800	10/15/43		6,449	7,632,153
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150	04/01/22		4,000	4,157,824
PSEG Power LLC, Gtd. Notes(e)	3.000	06/15/21		13,325	13,632,235
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42		1,990	2,005,130
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434	11/15/41		2,550	2,847,322
Southern California Edison Co., First Mortgage Bonds	2.400	02/01/22		5,165	5,248,678
Southern Power Co., Sr. Unsec’d. Notes	5.150	09/15/41		725	773,714

					603,345,001

Electronics 0.1%
Fortive Corp., Gtd. Notes, 144A	3.150	06/15/26		4,515	4,568,390
Honeywell International, Inc., Sr. Unsec’d. Notes	0.650	02/21/20	EUR	10,800	12,044,238
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22		2,900	3,016,000
Sr. Unsec’d. Notes	5.625	12/15/20		4,700	5,040,750

					24,669,378

Engineering & Construction
Odebrecht Finance Ltd. (Brazil),
Gtd. Notes, RegS (original cost $875,000; purchased 09/24/14)(c)(f)	7.125	06/26/42		800	396,000

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)
Odebrecht Finance Ltd. (Brazil), (cont’d.)
Gtd. Notes, 144A (original cost $1,205,888; purchased 07/07/14)(c)(f)	5.250%	06/27/29		1,215	$583,200
Gtd. Notes, 144A (original cost $627,836; purchased 10/22/12)(c)(f)	7.125	06/26/42		540	267,300

					1,246,500

Entertainment 0.6%
AMC Entertainment Holding, Sr. Sub. Notes, 144A	6.375	11/15/24	GBP	8,400	10,333,052
AMC Entertainment, Inc., Gtd. Notes	5.875	02/15/22		2,525	2,622,844
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23		9,700	10,354,750
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23		24,089	24,119,111
Gtd. Notes	5.125	12/15/22		5,350	5,497,125
CPUK Finance Ltd. (United Kingdom), Sr. Sec’d. Notes, RegS	7.000	02/28/42	GBP	13,000	16,801,711
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875	11/01/20		6,000	6,397,500
Gtd. Notes(e)	5.375	11/01/23		8,650	9,277,125
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $5,118,750; purchased 09/22/14)(c)(f)	5.000	08/01/18		5,000	5,050,000
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes, 144A(e)	5.625	05/01/24		3,725	3,752,937
Scientific Games International, Inc., Gtd. Notes(e)	10.000	12/01/22		9,000	8,325,000
Sr. Sec’d. Notes, 144A(e)	7.000	01/01/22		9,400	9,997,840
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.125	11/01/24	EUR	5,825	6,591,372

					119,120,367

Environmental Control
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250	12/01/20		6,000	6,157,500

Food 1.1%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A	5.750	03/15/25		3,275	3,233,047
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250	02/05/23		400	385,000
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20		6,730	7,016,025

See Notes to Financial Statements.

Prudential Total Return Bond Fund	51

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d.)
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $13,786,500; purchased 05/20/15 - 10/28/16)(c)(f)	5.750%		06/15/25		14,575	$14,283,500
Gtd. Notes, 144A (original cost $9,626,630; purchased 07/31/14 - 01/28/16)(c)(e)(f)	5.875		07/15/24		11,544	11,601,720
Gtd. Notes, 144A (original cost $3,423,175; purchased 12/07/11 - 10/19/16)(c)(f)	7.250		06/01/21		3,580	3,669,500
Gtd. Notes, 144A (original cost $1,957,763; purchased 10/19/16)(c)(f)	7.250		06/01/21		1,887	1,934,175
Gtd. Notes, 144A (original cost $12,130,608; purchased 01/25/12 - 06/10/15)(c)(f)	8.250		02/01/20		11,485	11,800,837
JM Smucker Co. (The), Gtd. Notes(e)	3.000		03/15/22		11,465	11,924,471
Koninklijke Ahold Delhaize NV (Netherlands), Gtd. Notes	5.700		10/01/40		750	891,256
Kraft Heinz Foods Co., Gtd. Notes(e)	3.000		06/01/26		22,205	21,955,327
Gtd. Notes	4.375		06/01/46		5,005	5,075,991
Gtd. Notes	5.000		07/15/35		6,940	7,796,903
Gtd. Notes	6.125		08/23/18		495	534,748
Gtd. Notes	6.500		02/09/40		1,910	2,490,766
Kroger Co. (The), Sr. Unsec’d. Notes	2.950		11/01/21		18,925	19,519,056
Sr. Unsec’d. Notes	3.300		01/15/21		9,215	9,661,457
Sr. Unsec’d. Notes	3.875		10/15/46		4,420	4,224,835
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250		02/10/22		2,270	2,451,600
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000		10/28/21		28,070	27,791,546
Picard Groupe SAS (France), Sr. Sec’d. Notes, 144A	4.250	(a)	08/01/19	EUR	3,076	3,401,451
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000		11/01/19		4,792	5,007,640
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, RegS	5.625		04/14/18		2,750	2,884,750
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625		08/15/22		3,425	3,609,094
Sysco Corp., Gtd. Notes	4.500		04/01/46		3,655	3,839,874
Tyson Foods, Inc., Gtd. Notes	5.150		08/15/44		2,615	2,953,742
Wm Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400		10/21/18		9,205	9,342,274
Sr. Unsec’d. Notes, 144A	3.375		10/21/20		16,067	16,858,525

						216,139,110

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Forest Products & Paper 0.2%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $5,036,312; purchased 12/20/12)(c)(f)	7.375%	12/01/25	3,697	$4,808,000
International Paper Co., Sr. Unsec’d. Notes	3.650	06/15/24	2,250	2,339,915
Sr. Unsec’d. Notes	4.400	08/15/47	7,050	6,895,210
Sr. Unsec’d. Notes	4.800	06/15/44	6,940	7,065,371
Sr. Unsec’d. Notes	5.000	09/15/35	6,990	7,598,193
Sr. Unsec’d. Notes	5.150	05/15/46	3,605	3,897,380
Sr. Unsec’d. Notes	6.000	11/15/41	2,290	2,687,336
Sr. Unsec’d. Notes	7.300	11/15/39	1,320	1,735,347
Sr. Unsec’d. Notes	9.375	05/15/19	2,225	2,624,189

				39,650,941

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625	05/20/24	6,875	7,201,562
Sr. Unsec’d. Notes	5.875	08/20/26	6,875	7,218,750
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	1,130	1,352,862
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	250	267,648
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $6,783,595; purchased 07/22/14 - 06/16/15)(c)(f)	6.375	03/30/38	6,600	6,863,674
NiSource Finance Corp., Gtd. Notes	4.800	02/15/44	3,865	4,240,311
Gtd. Notes	5.450	09/15/20	355	396,066
Sempra Energy, Sr. Unsec’d. Notes	2.300	04/01/17	2,060	2,069,670
Sr. Unsec’d. Notes	2.400	03/15/20	9,090	9,231,613
Southern Co. Gas Capital Corp., Gtd. Notes	4.400	06/01/43	2,700	2,833,774

				41,675,930

Healthcare-Products 0.6%
Abbott Laboratories, Sr. Unsec’d. Notes(e)	2.950	03/15/25	3,032	3,056,553
Baxter International, Inc., Sr. Unsec’d. Notes	2.600	08/15/26	22,605	21,890,840
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734	12/15/24	8,655	9,225,477
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850	05/15/20	7,185	7,379,160
ConvaTec Finance International SA (Luxembourg), Gtd. Notes, PIK, 144A	8.250	01/15/19	6,500	6,500,000

See Notes to Financial Statements.

Prudential Total Return Bond Fund	53

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	18,525	$19,656,452
Gtd. Notes	4.375	03/15/35	9,636	10,570,634
Gtd. Notes	4.625	03/15/45	4,220	4,774,352
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950	09/19/26	6,850	6,746,140
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	2.000	04/01/18	10,880	10,933,497
Sr. Unsec’d. Notes	2.700	04/01/20	7,750	7,880,929

				108,614,034

Healthcare-Services 1.9%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625	02/15/23	1,825	1,827,281
Aetna, Inc., Sr. Unsec’d. Notes	3.200	06/15/26	34,085	34,205,116
Sr. Unsec’d. Notes	3.500	11/15/24	13,900	14,495,073
Sr. Unsec’d. Notes	4.125	11/15/42	1,775	1,759,288
Sr. Unsec’d. Notes	4.500	05/15/42	1,150	1,222,161
Aetna, Inc., Sr. Unsec’d. Notes	6.750	12/15/37	5,365	7,194,642
Anthem, Inc., Sr. Unsec’d. Notes	4.650	01/15/43	1,855	1,965,909
Baylor Scott & White Holdings, Unsec’d. Notes	4.185	11/15/45	5,750	6,059,729
CHS/Community Health Systems, Inc., Gtd. Notes(e)	6.875	02/01/22	15,211	11,598,387
Gtd. Notes	7.125	07/15/20	10,350	8,357,625
Gtd. Notes(e)	8.000	11/15/19	9,127	8,031,760
Sr. Sec’d. Notes	5.125	08/15/18	522	517,433
Sr. Sec’d. Notes(e)	5.125	08/01/21	10,899	10,163,317
Cigna Corp., Sr. Unsec’d. Notes(d)	3.250	04/15/25	23,430	23,681,404
Sr. Unsec’d. Notes	4.000	02/15/22	1,000	1,071,653
Sr. Unsec’d. Notes	5.375	03/15/17	965	979,153
Sr. Unsec’d. Notes	5.375	02/15/42	2,225	2,595,785
Sr. Unsec’d. Notes	5.875	03/15/41	905	1,116,553
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450	06/15/21	500	565,770
Sr. Unsec’d. Notes	5.950	03/15/17	1,775	1,805,656
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A(e)	4.125	10/15/20	15,650	16,276,000
Gtd. Notes, 144A(e)	6.500	09/15/18	2,400	2,586,000
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250	02/15/21	2,500	2,696,875

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HCA, Inc., Gtd. Notes	5.375%	02/01/25		16,000	$16,331,200
Gtd. Notes(e)	5.875	02/15/26		5,600	5,880,000
Gtd. Notes	7.500	02/15/22		4,250	4,836,500
Gtd. Notes	8.000	10/01/18		2,475	2,744,156
Sr. Sec’d. Notes	4.250	10/15/19		5,125	5,317,187
Sr. Sec’d. Notes(e)	5.000	03/15/24		2,250	2,343,375
Sr. Sec’d. Notes	5.250	04/15/25		10,000	10,475,000
HealthSouth Corp., Gtd. Notes	5.125	03/15/23		2,250	2,272,500
Gtd. Notes	5.750	11/01/24		10,300	10,621,875
HomeVi SAS (France), Sr. Sec’d. Notes, 144A	6.875	08/15/21	EUR	6,900	8,062,460
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19		3,375	3,442,689
Kindred Healthcare, Inc., Gtd. Notes(e)	8.000	01/15/20		8,575	8,489,250
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.625	02/01/20		1,970	2,002,643
Sr. Unsec’d. Notes	3.200	02/01/22		9,220	9,590,312
Sr. Unsec’d. Notes	4.625	11/15/20		6,355	6,932,409
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52		675	709,140
New York Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45		4,350	4,552,192
Unsec’d. Notes	4.763	08/01/2116		4,800	4,933,973
NYU Hospitals Center, Sec’d. Notes	4.784	07/01/44		6,375	7,057,144
Providence St. Joseph Health Obligated Group, Unsec’d. Notes	3.744	10/01/47		2,900	2,847,206
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500	03/30/20		9,855	10,026,250
Sr. Unsec’d. Notes	3.450	06/01/26		5,425	5,576,612
Sr. Unsec’d. Notes	3.500	03/30/25		13,980	14,437,328
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350	09/30/24		1,390	1,484,591
Select Medical Corp., Gtd. Notes(e)	6.375	06/01/21		12,000	11,850,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500	03/01/19		9,600	9,384,000
Sr. Unsec’d. Notes	6.750	02/01/20		11,653	11,419,940
Texas Health Resources, Sec’d. Notes	4.330	11/15/55		3,450	3,684,862
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950	10/15/42		625	641,153
Sr. Unsec’d. Notes	4.375	03/15/42		3,380	3,664,958
Sr. Unsec’d. Notes	4.625	07/15/35		11,315	12,906,206
Sr. Unsec’d. Notes	4.625	11/15/41		1,725	1,928,547

See Notes to Financial Statements.

Prudential Total Return Bond Fund	55

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
UnitedHealth Group, Inc., (cont’d.)
Sr. Unsec’d. Notes	5.700%	10/15/40		185	$235,205
Sr. Unsec’d. Notes	5.800	03/15/36		130	165,861
Sr. Unsec’d. Notes	5.950	02/15/41		490	634,805
Sr. Unsec’d. Notes	6.625	11/15/37		475	654,287

					368,908,386

Holding Companies - Diversified
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $3,561,250; purchased 08/04/14)(c)(f)	7.500	08/15/19		3,500	3,412,500
CeramTec Group GmbH (Germany), Gtd. Notes, RegS (original cost $2,333,491; purchased 02/24/16)(c)(f)	8.250	08/15/21	EUR	2,000	2,327,241
Gtd. Notes, 144A (original cost $664,249; purchased 07/25/13)(c)(f)	8.250	08/15/21	EUR	500	581,810

					6,321,551

Home Builders 0.7%
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(e)	6.500	12/15/20		3,000	3,090,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22		16,000	16,240,000
CalAtlantic Group, Inc., Gtd. Notes(e)	5.875	11/15/24		5,000	5,337,500
Gtd. Notes(e)	6.250	12/15/21		12,500	13,765,625
Gtd. Notes	8.375	05/15/18		11,798	12,859,820
KB Home, Gtd. Notes	7.000	12/15/21		9,045	9,700,762
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26		28,017	29,137,680
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250	04/15/21		12,605	12,920,125
William Lyon Homes, Inc., Gtd. Notes	5.750	04/15/19		5,534	5,644,680
Gtd. Notes	7.000	08/15/22		18,000	18,720,000
Gtd. Notes	8.500	11/15/20		5,945	6,227,388

					133,643,580

Household Products 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000	10/01/26	EUR	15,000	16,914,095

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Housewares 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26	2,075	$2,242,064
Sr. Unsec’d. Notes(e)	5.500		04/01/46	8,490	10,003,818

					12,245,882

Insurance 1.2%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500		11/15/20	240	263,460
American International Group, Inc., Sr. Unsec’d. Notes	3.900		04/01/26	27,135	28,423,180
Sr. Unsec’d. Notes	4.500		07/16/44	6,135	6,239,829
Sr. Unsec’d. Notes	4.800		07/10/45	2,000	2,128,626
Sr. Unsec’d. Notes	4.875		06/01/22	280	312,698
Arch Capital Group US, Inc., Gtd. Notes	5.144		11/01/43	2,250	2,405,009
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	2.750		03/15/23	14,030	14,446,593
Sr. Unsec’d. Notes(e)	4.500		02/11/43	4,290	4,840,776
Chubb Corp. (The), Gtd. Notes	6.375	(a)	03/29/67	650	612,625
Chubb INA Holdings, Inc., Gtd. Notes	3.150		03/15/25	7,260	7,533,520
Gtd. Notes	3.350		05/03/26	7,000	7,358,442
Gtd. Notes	4.350		11/03/45	1,160	1,294,927
CNA Financial Corp., Sr. Unsec’d. Notes	4.500		03/01/26	12,000	12,893,040
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000		07/15/34	525	633,867
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300		04/15/43	480	462,420
Sr. Unsec’d. Notes(e)	5.125		04/15/22	1,200	1,357,820
Sr. Unsec’d. Notes	5.950		10/15/36	755	880,754
Sr. Unsec’d. Notes	6.100		10/01/41	995	1,190,474
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.850		08/01/44	6,650	6,874,391
Gtd. Notes, 144A	4.950		05/01/22	1,325	1,485,198
Gtd. Notes, 144A	5.000		06/01/21	350	390,459
Gtd. Notes, 144A	6.500		03/15/35	9,290	11,369,093
Gtd. Notes, 144A	6.500		05/01/42	5,155	6,285,141
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300		10/09/37	3,930	4,646,431
Sr. Unsec’d. Notes	7.000		06/15/40	6,700	8,555,538
Sr. Unsec’d. Notes	8.750		07/01/19	800	932,672

See Notes to Financial Statements.

Prudential Total Return Bond Fund	57

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Markel Corp.,
Sr. Unsec’d. Notes	4.900%		07/01/22	2,750	$3,018,177
Sr. Unsec’d. Notes	5.000		03/30/43	300	316,375
Sr. Unsec’d. Notes	5.000		04/05/46	5,955	6,306,839
MetLife, Inc.,
Sr. Unsec’d. Notes	4.368		09/15/23	450	498,560
Sr. Unsec’d. Notes	7.717		02/15/19	2,750	3,126,923
New York Life Global Funding, Sec’d. Notes, 144A	1.950		02/11/20	13,080	13,143,203
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100	(a)	10/16/44	7,870	8,612,692
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063		03/30/40	979	1,259,598
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375		04/30/20	360	405,186
Principal Financial Group, Inc.,
Gtd. Notes	4.350		05/15/43	3,100	3,108,435
Gtd. Notes	4.625		09/15/42	275	285,002
Progressive Corp. (The),
Jr. Sub. Notes	6.700	(a)	06/15/67	365	360,437
Sr. Unsec’d. Notes	3.700		01/26/45	10,070	10,103,030
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250		12/06/42	5,235	5,363,943
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900		09/15/44	8,119	9,029,424
Sub. Notes, 144A	6.850		12/16/39	830	1,116,803
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A (original cost $15,918,750; purchased 02/12/15 - 03/10/15)(c)(f)	2.950		11/01/19	15,630	16,075,846
Unum Group, Sr. Unsec’d. Notes	5.625		09/15/20	225	250,358
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625		03/15/22	2,675	2,909,309
Sr. Unsec’d. Notes	5.375		09/15/20	2,235	2,446,558
XLIT Ltd. (Ireland), Gtd. Notes	6.500	(a)	10/29/49	260	199,388

					221,753,069

Iron/Steel 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125		06/01/18	1,800	1,908,000
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250		08/10/26	8,310	8,912,475

					10,820,475

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Leisure Time 0.1%
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A (original cost $4,524,740; purchased 04/06/16)(c)(f)	6.250%	05/15/25	5,764	$5,274,060
Sr. Unsec’d. Notes, 144A (original cost $16,208,825; purchased 05/06/15 - 05/25/16)(c)(f)	8.500	10/15/22	16,655	16,821,550

				22,095,610

Lodging 0.6%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes(e)	5.625	10/15/21	5,000	5,150,000
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19	15,770	16,182,606
Sr. Unsec’d. Notes	6.375	06/15/17	6,055	6,243,644
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	37,965	37,955,433
MGM Resorts International,
Gtd. Notes(e)	6.000	03/15/23	8,000	8,660,000
Gtd. Notes	6.625	12/15/21	1,875	2,094,150
Gtd. Notes	8.625	02/01/19	23,247	26,080,228
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	7.150	12/01/19	4,840	5,529,293
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes	2.500	03/01/18	1,375	1,387,639
Sr. Unsec’d. Notes	2.950	03/01/17	5,370	5,393,295
Sr. Unsec’d. Notes	5.625	03/01/21	980	1,093,397

				115,769,685

Machinery-Diversified 0.1%
CNH Industrial Capital LLC, Gtd. Notes(e)	4.875	04/01/21	6,565	6,811,188
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200	01/15/98	1,500	1,632,471
WABTEC, Sr. Unsec’d. Notes, 144A	3.450	11/15/26	6,945	6,942,569
Xylem, Inc.,
Sr. Unsec’d. Notes	3.250	11/01/26	4,770	4,772,671
Sr. Unsec’d. Notes	4.875	10/01/21	1,505	1,663,714

				21,822,613

Media 3.1%
21st Century Fox America, Inc.,
Gtd. Notes	6.150	03/01/37	2,325	2,831,794
Gtd. Notes	6.900	08/15/39	160	210,468
Gtd. Notes	7.625	11/30/28	550	760,147

See Notes to Financial Statements.

Prudential Total Return Bond Fund	59

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%	05/15/26	6,150	$6,273,000
AMC Networks, Inc., Gtd. Notes	5.000	04/01/24	6,817	6,902,213
Cablevision Systems Corp.,
Sr. Unsec’d. Notes	7.750	04/15/18	12,104	12,754,590
Sr. Unsec’d. Notes	8.625	09/15/17	53,904	56,329,680
CBS Corp., Gtd. Notes	1.950	07/01/17	1,950	1,957,303
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	9,900	10,221,750
Sr. Unsec’d. Notes, 144A(e)	5.375	05/01/25	6,100	6,267,750
Sr. Unsec’d. Notes, 144A(e)	5.500	05/01/26	9,275	9,501,125
Sr. Unsec’d. Notes, 144A(e)	5.750	02/15/26	25,000	26,046,875
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	5,450	5,708,875
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Sec’d. Notes, 144A(e)	7.750	07/15/25	9,092	9,728,440
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	19,933	19,634,005
Sr. Unsec’d. Notes, 144A(e)	5.125	12/15/21	21,800	21,200,500
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	52,207	53,773,210
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes, 144A	6.384	10/23/35	8,170	9,417,820
Sr. Sec’d. Notes, 144A	6.484	10/23/45	7,964	9,332,613
Sr. Sec’d. Notes, 144A	6.834	10/23/55	5,780	6,891,829
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	5,803	5,832,015
Gtd. Notes, Series B(e)	6.500	11/15/22	2,172	2,212,182
Comcast Corp.,
Gtd. Notes	2.350	01/15/27	25,275	24,419,290
Gtd. Notes	3.150	03/01/26	14,935	15,481,292
Gtd. Notes	3.375	02/15/25	5,000	5,254,425
Gtd. Notes(e)	3.375	08/15/25	22,650	23,757,200
Gtd. Notes	4.750	03/01/44	2,975	3,365,585
Gtd. Notes	6.450	03/15/37	360	482,178
Gtd. Notes	6.950	08/15/37	1,720	2,443,688
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A (original cost $10,986,402; purchased 09/08/16)(c)(f)	3.350	09/15/26	11,005	10,852,416
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18	715	766,838
DISH DBS Corp.,
Gtd. Notes	5.125	05/01/20	12,000	12,420,000
Gtd. Notes	7.750	07/01/26	9,900	10,871,487
Gtd. Notes	7.875	09/01/19	9,850	10,982,750

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes	5.000%	05/13/45		5,800	$5,489,137
Sr. Unsec’d. Notes	6.125	01/31/46		4,080	4,452,565
Historic TW, Inc., Gtd. Notes	6.625	05/15/29		1,198	1,533,016
Liberty Interactive LLC, Sr. Unsec’d. Notes(e)	8.250	02/01/30		5,000	5,350,000
Myriad International Holdings BV (South Africa),
Gtd. Notes, RegS	6.000	07/18/20		1,300	1,429,181
Gtd. Notes, RegS	6.375	07/28/17		2,000	2,061,224
Gtd. Notes, 144A	6.375	07/28/17		5,720	5,895,101
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	3.500	06/15/22		5,104	5,289,275
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(e)	5.625	08/01/24		4,837	4,897,463
Gtd. Notes, 144A	5.875	03/15/26		6,570	6,783,525
Sky PLC (United Kingdom),
Gtd. Notes, 144A	2.625	09/16/19		1,900	1,925,926
Gtd. Notes, 144A	6.100	02/15/18		90	94,610
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21		1,600	1,668,000
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750	07/01/18		1,565	1,690,840
Time Warner, Inc.,
Gtd. Notes(e)	2.950	07/15/26		16,910	16,669,303
Gtd. Notes	4.050	12/15/23		17,030	18,321,470
Gtd. Notes	6.200	03/15/40		2,600	3,169,356
Unitymedia GmbH (Germany), Sec’d. Notes, 144A	6.125	01/15/25		8,000	8,340,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A, MTN	5.125	01/21/23	EUR	3,402	3,928,984
Sr. Sec’d. Notes, 144A	5.500	09/15/22	EUR	2,774	3,204,115
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A (original cost $10,847,125; purchased 04/13/15)(c)(e)(f)	5.125	02/15/25		10,700	10,726,750
Sr. Sec’d. Notes, 144A (original cost $9,148,500; purchased 09/08/16)(c)(f)	6.750	09/15/22		8,550	9,009,990
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25		13,645	13,849,675
Viacom, Inc.,
Sr. Unsec’d. Notes	2.250	02/04/22		12,500	12,302,612
Sr. Unsec’d. Notes	4.500	02/27/42		1,851	1,745,687
Sr. Unsec’d. Notes	4.875	06/15/43		7,195	7,105,983
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS	6.000	04/15/21	GBP	2,565	3,280,854
Sr. Sec’d. Notes, 144A	6.000	04/15/21	GBP	2,700	3,453,531

See Notes to Financial Statements.

Prudential Total Return Bond Fund	61

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000%		01/15/27	16,350	$16,053,656

					584,607,162

Mining 0.8%
Alcoa, Inc., Sr. Unsec’d. Notes(e)	5.125		10/01/24	6,865	7,156,900
Barrick North America Finance LLC (Canada), Gtd. Notes(e)	5.750		05/01/43	14,510	16,933,359
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(e)	6.750	(a)	10/19/75	26,313	29,799,472
Freeport-McMoran, Inc.,
Gtd. Notes	2.150		03/01/17	8,950	8,927,625
Gtd. Notes	2.300		11/14/17	32,482	32,157,180
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625		06/09/21	2,405	2,510,026
New Gold, Inc. (Canada),
Gtd. Notes, 144A(e)	6.250		11/15/22	2,950	2,979,500
Gtd. Notes, 144A	7.000		04/15/20	5,000	5,150,000
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	3.500		11/08/22	3,108	3,137,315
Sr. Unsec’d. Notes(e)	3.875		04/23/25	6,650	6,673,873
Sr. Unsec’d. Notes	5.875		04/23/45	11,200	11,189,405
Sr. Unsec’d. Notes	6.750		04/16/40	4,750	5,174,484
Sr. Unsec’d. Notes	7.500		07/27/35	1,055	1,241,301
Teck Resources Ltd. (Canada),
Gtd. Notes, 144A	8.000		06/01/21	11,550	12,618,375
Gtd. Notes	3.000		03/01/19	5,000	4,925,000

					150,573,815

Miscellaneous Manufacturing 0.3%
General Electric Co.,
Sr. Unsec’d. Notes	4.125		10/09/42	605	642,220
Sr. Unsec’d. Notes, GMTN	2.200		01/09/20	4,206	4,267,353
Sr. Unsec’d. Notes, GMTN	6.875		01/10/39	2,718	3,980,628
Sr. Unsec’d. Notes, MTN(e)	5.875		01/14/38	906	1,183,321
Sub. Notes, MTN	5.300		02/11/21	157	178,322
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550		11/01/24	3,855	4,039,840
Koppers, Inc., Gtd. Notes	7.875		12/01/19	9,000	9,135,000
Pentair Finance SA (United Kingdom), Gtd. Notes	1.875		09/15/17	1,075	1,077,122
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.250		05/27/25	24,400	25,520,887

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)
Textron, Inc.,
Sr. Unsec’d. Notes	4.000%	03/15/26		3,775	$3,925,566
Sr. Unsec’d. Notes	7.250	10/01/19		800	908,363

					54,858,622

Multi-National 1.6%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	7.375	04/06/23		4,841	6,378,647
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	0.500	07/30/20	ZAR	53,000	2,872,721
Sr. Unsec’d. Notes	0.500	09/28/20	ZAR	46,000	2,458,064
Sr. Unsec’d. Notes	5.593	07/16/18		2,021	2,164,117
Sr. Unsec’d. Notes	5.820	06/16/28		12,327	16,317,694
Sr. Unsec’d. Notes	6.220	08/15/27		3,520	4,873,722
Sr. Unsec’d. Notes	6.375	10/01/28		2,560	3,556,101
Sr. Unsec’d. Notes, MTN	1.000	05/17/18		4,000	3,974,116
Sr. Unsec’d. Notes, RegS	0.500	08/28/20	ZAR	52,000	2,799,198
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	1.500	08/08/17		10,000	10,015,200
Sr. Unsec’d. Notes	2.000	05/10/19		27,460	27,675,973
Sr. Unsec’d. Notes	2.125	09/27/21		42,800	42,712,688
Sr. Unsec’d. Notes	4.375	06/15/22		7,700	8,450,365
Sr. Unsec’d. Notes	8.125	06/04/19		2,745	3,174,455
Eurasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000	09/26/20		2,855	3,012,025
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	7.000	06/15/25		11,641	15,507,966
Sr. Unsec’d. Notes, EMTN	1.000	03/28/18		3,253	3,228,876
Sr. Unsec’d. Notes, EMTN	1.000	04/26/18		1,153	1,142,196
Sr. Unsec’d. Notes, EMTN	1.000	06/19/18		7,189	7,112,868
Unsec’d. Notes	6.800	10/15/25		2,653	3,569,715
Unsec’d. Notes, EMTN	1.000	02/27/18		7,512	7,466,673
Unsec’d. Notes, EMTN	1.000	04/16/18		5,637	5,584,908
Unsec’d. Notes, MTN	6.290	07/16/27		2,756	3,682,597
Unsec’d. Notes, MTN	6.750	07/15/27		5,750	7,935,742
Unsec’d. Notes, RegS	0.500	10/30/20	ZAR	53,000	2,825,238
Unsec’d. Notes, RegS	0.500	11/30/20	ZAR	47,000	2,487,309
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes	2.500	07/29/25		2,000	2,079,608
Sr. Unsec’d. Notes, EMTN	0.510	10/12/17		10,000	9,922,100
Unsec’d. Notes, EMTN	0.500	02/07/23		7,000	6,420,022

See Notes to Financial Statements.

Prudential Total Return Bond Fund	63

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Multi-National (cont’d.)
International Finance Corp. (Supranational Bank),
Sr. Unsec’d. Notes, EMTN	1.000%		06/04/18		5,860	$5,776,466
Sr. Unsec’d. Notes, EMTN	1.000		07/17/18		4,764	4,690,396
Sr. Unsec’d. Notes, GMTN	7.250		01/18/17	ZAR	34,000	2,509,652
Sr. Unsec’d. Notes, GMTN, RegS	5.280		11/21/18	HKD	6,000	834,116
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.300		10/10/18		13,632	13,876,013
Sr. Unsec’d. Notes	2.400		10/26/22		31,350	31,530,670
Sr. Unsec’d. Notes	4.375		02/11/20		17,295	18,651,274

						297,269,491

Office & Business Equipment 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500		12/01/24		9,600	10,082,976
Xerox Corp., Sr. Unsec’d. Notes	2.950		03/15/17		6,100	6,135,465

						16,218,441

Oil & Gas 1.1%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	1.583	(h)	10/10/36		5,000	2,008,535
Sr. Unsec’d. Notes	6.450		09/15/36		12,250	14,536,805
Sr. Unsec’d. Notes(e)	6.600		03/15/46		3,655	4,517,829
Sr. Unsec’d. Notes	7.950		06/15/39		1,600	2,031,338
Apache Corp.,
Sr. Unsec’d. Notes	3.250		04/15/22		1,500	1,538,312
Sr. Unsec’d. Notes	5.100		09/01/40		8,973	9,480,854
Sr. Unsec’d. Notes	5.250		02/01/42		4,012	4,361,449
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	3.017		01/16/27		21,915	21,975,792
Gtd. Notes	3.245		05/06/22		1,515	1,580,677
Gtd. Notes	4.500		10/01/20		435	476,524
California Resources Corp.,
Gtd. Notes	6.000		11/15/24		92	50,600
Sec’d. Notes, 144A	8.000		12/15/22		2,326	1,570,050
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750		11/15/39		2,950	3,293,053
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000		06/15/45		6,515	6,305,360
Sr. Unsec’d. Notes	5.600		07/15/41		9,977	10,327,372
Sr. Unsec’d. Notes	7.950		04/15/32		2,450	3,091,557
Devon Financing Corp. LLC, Gtd. Notes	7.875		09/30/31		10,000	12,730,920
Hess Corp., Sr. Unsec’d. Notes	5.800		04/01/47		4,245	4,375,805

See Notes to Financial Statements.

64

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.800%		09/15/37		1,150	$1,392,653
Kerr-McGee Corp., Gtd. Notes	6.950		07/01/24		1,060	1,270,957
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	6.125		11/09/20		1,625	1,763,385
Murphy Oil USA, Inc., Gtd. Notes	6.000		08/15/23		5,939	6,250,798
Nabors Industries, Inc., Gtd. Notes(e)	4.625		09/15/21		12,740	12,606,128
Noble Energy, Inc.,
Sr. Unsec’d. Notes	3.900		11/15/24		3,700	3,804,125
Sr. Unsec’d. Notes(e)	4.150		12/15/21		7,450	7,902,893
Sr. Unsec’d. Notes(e)	5.050		11/15/44		5,500	5,549,753
Sr. Unsec’d. Notes	5.250		11/15/43		6,860	7,228,457
Sr. Unsec’d. Notes	6.000		03/01/41		1,272	1,422,752
Pacific Exploration & Production Corp. (Colombia),
Gtd. Notes, 144A(g)	5.375	(a)	01/26/19		9,340	1,868,000
Gtd. Notes, 144A(g)	7.250	(a)	12/12/21		3,500	700,000
Gtd. Notes, RegS(g)	5.375	(a)	01/26/19		500	100,000
Phillips 66,
Gtd. Notes	2.950		05/01/17		795	803,114
Gtd. Notes(e)	4.650		11/15/34		2,970	3,142,982
Gtd. Notes(e)	4.875		11/15/44		2,830	3,029,583
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875		05/01/18		700	750,386
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400		02/14/22		4,773	5,327,494
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500		11/14/22		10,400	10,644,816
Valero Energy Corp., Sr. Unsec’d. Notes	3.400		09/15/26		26,460	25,897,249

						205,708,357

Oil & Gas Services
Cameron International Corp., Sr. Unsec’d. Notes	5.950		06/01/41		2,775	3,313,225
Halliburton Co., Sr. Unsec’d. Notes	4.500		11/15/41		485	489,381

						3,802,606

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A(e)	4.625		05/15/23		12,865	12,993,650
Ball Corp.,
Gtd. Notes	4.375		12/15/23	EUR	525	647,843
Gtd. Notes	5.000		03/15/22		2,500	2,687,500
Gtd. Notes(e)	5.250		07/01/25		10,050	10,685,663

See Notes to Financial Statements.

Prudential Total Return Bond Fund	65

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Greif Neveda Holdings SCS, Sr. Unsec’d. Notes, 144A	7.375%	07/15/21	EUR	730	$969,647
Greif, Inc., Sr. Unsec’d. Notes(e)	7.750	08/01/19		1,225	1,373,531
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(e)	5.875	08/15/23		2,825	3,010,391
Gtd. Notes, 144A(e)	6.375	08/15/25		1,950	2,140,125
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $4,125,000; purchased 06/02/16)(c)(f)	6.500	10/01/21		4,000	4,140,000
WestRock RKT Co.,
Gtd. Notes	4.450	03/01/19		1,140	1,203,224
Gtd. Notes	4.900	03/01/22		1,700	1,895,435

					41,747,009

Pharmaceuticals 1.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	2.900	11/06/22		4,375	4,428,646
Sr. Unsec’d. Notes(e)	3.200	11/06/22		10,995	11,310,875
Sr. Unsec’d. Notes	3.600	05/14/25		12,685	12,935,288
Sr. Unsec’d. Notes	4.500	05/14/35		20,745	21,160,979
Actavis Funding SCS,
Gtd. Notes	3.000	03/12/20		19,100	19,665,341
Gtd. Notes	3.800	03/15/25		6,805	7,062,324
Gtd. Notes	4.550	03/15/35		16,035	16,556,266
Gtd. Notes(e)	4.750	03/15/45		2,140	2,244,714
Actavis, Inc., Gtd. Notes	1.875	10/01/17		1,000	1,003,939
Allergan, Inc., Gtd. Notes	1.350	03/15/18		2,635	2,621,685
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250	03/01/25		3,875	3,962,393
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.900	09/15/45		2,890	3,299,747
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A(e)	6.000	07/15/23		14,825	12,897,750
Gtd. Notes, 144A(e)	6.500	02/01/25		18,005	15,169,213
Express Scripts Holding Co.,
Gtd. Notes	3.000	07/15/23		14,875	14,793,545
Gtd. Notes	3.300	02/25/21		7,900	8,270,810
Forest Laboratories LLC,
Gtd. Notes, 144A	4.875	02/15/21		1,560	1,728,577
Gtd. Notes, 144A	5.000	12/15/21		4,000	4,465,144
Horizon Pharma, Inc., Gtd. Notes(e)	6.625	05/01/23		3,425	3,232,344
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Sr. Unsec’d. Notes, 144A	8.750	11/01/24		3,150	3,197,250

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Johnson & Johnson, Sr. Unsec’d. Notes	3.700%	03/01/46	6,380	$6,788,716
McKesson Corp., Sr. Unsec’d. Notes	6.000	03/01/41	4,550	5,481,908
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	4.600	06/01/44	3,437	3,526,709
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.750	02/10/25	17,235	17,569,187
Sr. Unsec’d. Notes	4.150	05/18/43	5,525	6,067,019
Mylan NV,
Gtd. Notes, 144A	3.000	12/15/18	6,710	6,852,936
Gtd. Notes, 144A	3.150	06/15/21	21,040	21,377,923
Gtd. Notes, 144A(e)	3.950	06/15/26	23,310	23,249,860
Mylan, Inc., Gtd. Notes	2.600	06/24/18	2,800	2,836,518
Novartis Capital Corp. (Switzerland),
Gtd. Notes	4.000	11/20/45	21,510	23,122,304
Gtd. Notes	4.400	05/06/44	2,310	2,620,737
Pfizer, Inc., Sr. Unsec’d. Notes	4.300	06/15/43	2,275	2,513,258
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	26,295	25,860,212
Gtd. Notes	3.200	09/23/26	23,000	22,585,379
Teva Pharmaceutical Finance Netherlands Ill BV (Israel),
Gtd. Notes	3.150	10/01/26	9,540	9,277,993
Gtd. Notes(e)	4.100	10/01/46	2,245	2,084,065
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.500	03/01/23	2,250	1,766,250
Gtd. Notes, 144A(e)	5.875	05/15/23	4,900	3,858,750
Gtd. Notes, 144A(e)	6.125	04/15/25	2,775	2,192,250
Gtd. Notes, 144A(e)	6.750	08/15/21	1,275	1,102,875
Gtd. Notes, 144A(e)	7.500	07/15/21	3,000	2,670,000
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	395	405,878

				363,817,557

Pipelines 0.8%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150	08/15/26	24,840	24,653,625
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350	03/15/20	1,916	1,973,480
Energy Transfer Partners LP, Sr. Unsec’d. Notes(e)	4.650	06/01/21	510	546,997
Enterprise Products Operating LLC,
Gtd. Notes(e)	3.700	02/15/26	18,255	18,618,074
Gtd. Notes(e)	4.900	05/15/46	26,550	27,318,091
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500	04/01/20	2,009	2,253,815

See Notes to Financial Statements.

Prudential Total Return Bond Fund	67

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200%	12/01/42	1,600	$1,536,421
Sr. Unsec’d. Notes	4.200	03/15/45	1,180	1,136,626
Sr. Unsec’d. Notes	4.250	02/01/21	5,500	5,927,339
Sr. Unsec’d. Notes	4.250	09/15/46	2,540	2,467,059
ONEOK Partners LP, Gtd. Notes	2.000	10/01/17	1,250	1,254,084
Spectra Energy Partners LP,
Sr. Unsec’d. Notes	3.375	10/15/26	5,760	5,723,009
Sr. Unsec’d. Notes(e)	4.500	03/15/45	5,300	5,264,914
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350	05/15/45	2,105	2,123,968
Western Gas Partners LP,
Sr. Unsec’d. Notes	3.950	06/01/25	8,315	8,312,156
Sr. Unsec’d. Notes	4.000	07/01/22	700	719,664
Sr. Unsec’d. Notes	5.450	04/01/44	875	898,632
Williams Partners LP,
Sr. Unsec’d. Notes	3.900	01/15/25	18,456	18,407,295
Sr. Unsec’d. Notes(e)	4.000	09/15/25	8,660	8,671,674
Sr. Unsec’d. Notes	4.300	03/04/24	9,550	9,805,367

				147,612,290

Real Estate Investment Trusts (REITs) 0.8%
Brandywine Operating Partnership LP, Gtd. Notes	4.550	10/01/29	2,330	2,389,457
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	9,955	10,983,351
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22	9,340	9,765,867
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17	1,225	1,229,317
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500	05/01/24	5,025	5,175,750
Realty Income Corp., Sr. Unsec’d. Notes	3.000	01/15/27	16,830	16,538,252
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000	04/15/21	1,615	1,663,450
Gtd. Notes	5.000	04/15/23	29,457	30,046,140
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500	02/01/21	10,000	10,425,000
Select Income REIT, Sr. Unsec’d. Notes(e)	2.850	02/01/18	4,615	4,643,198
Simon Property Group LP,
Sr. Unsec’d. Notes	2.800	01/30/17	245	245,000
Sr. Unsec’d. Notes	3.375	03/15/22	350	370,224
Sr. Unsec’d. Notes	10.350	04/01/19	600	712,675
Sr. Unsec’d. Notes, 144A	1.500	02/01/18	6,250	6,264,062

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes, 144A	5.250%	12/15/24		2,000	$2,095,000
Sr. Unsec’d. Notes, 144A	5.250	12/15/24		2,830	2,964,425
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	4.000	04/30/19		17,000	17,841,211
Welltower, Inc.,
Sr. Unsec’d. Notes	4.000	06/01/25		10,745	11,250,284
Sr. Unsec’d. Notes	4.250	04/01/26		16,080	17,156,492

					151,759,155

Retail 1.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000	05/20/22		2,480	2,610,200
AutoZone, Inc., Sr. Unsec’d. Notes	3.250	04/15/25		20,235	20,710,522
Brinker International, Inc., Sr. Unsec’d. Notes	2.600	05/15/18		17,380	17,456,037
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.750	02/15/20		7,525	7,568,954
CVS Health Corp.,
Sr. Unsec’d. Notes(e)	2.750	12/01/22		10,067	10,239,387
Sr. Unsec’d. Notes	2.875	06/01/26		11,150	11,067,613
Sr. Unsec’d. Notes(e)	5.125	07/20/45		17,017	19,851,879
Sr. Unsec’d. Notes	5.300	12/05/43		6,640	7,777,166
Dollar General Corp., Sr. Unsec’d. Notes	4.125	07/15/17		13,558	13,832,102
Dollar Tree, Inc.,
Gtd. Notes	5.250	03/01/20		1,095	1,136,063
Gtd. Notes	5.750	03/01/23		7,000	7,455,000
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250	07/15/22	EUR	4,100	4,905,868
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20		6,555	6,743,456
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.000	04/01/26		6,370	6,609,913
Sr. Unsec’d. Notes	3.500	09/15/56		7,280	6,763,804
Sr. Unsec’d. Notes(e)	4.200	04/01/43		955	1,036,864
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250	06/01/26		4,525	4,717,313
L Brands, Inc.,
Gtd. Notes(e)	5.625	02/15/22		10,595	11,601,525
Gtd. Notes(e)	5.625	10/15/23		3,225	3,547,500
Gtd. Notes	6.625	04/01/21		1,255	1,443,250
Gtd. Notes	6.750	07/01/36		10,500	11,145,750
Gtd. Notes	7.000	05/01/20		4,000	4,560,000
Gtd. Notes	8.500	06/15/19		2,350	2,731,875
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	2.500	04/15/26		16,865	16,667,983

See Notes to Financial Statements.

Prudential Total Return Bond Fund	69

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
Macy’s Retail Holdings, Inc.,
Gtd. Notes(e)	3.875%	01/15/22		475	$495,889
Gtd. Notes	7.450	07/15/17		2,000	2,086,112
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.700	01/30/26		3,110	3,291,509
Sr. Unsec’d. Notes, MTN	6.300	10/15/37		1,960	2,517,489
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A(e)	8.000	10/15/21		3,750	3,093,750
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625	07/15/24	EUR	24,525	28,267,973
QVC, Inc., Sr. Sec’d. Notes	5.125	07/02/22		1,700	1,781,348
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25		28,299	30,209,182
Target Corp., Sr. Unsec’d. Notes(e)	3.625	04/15/46		5,465	5,383,517
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes	5.625	04/15/41		525	692,317
Sr. Unsec’d. Notes(e)	6.500	08/15/37		3,400	4,854,483

					284,853,593

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22		3,225	3,307,666

Semiconductors 0.6%
Micron Technology, Inc.,
Sr. Unsec’d. Notes	5.500	02/01/25		15,425	15,121,282
Sr. Unsec’d. Notes, 144A(e)	5.250	01/15/24		3,225	3,144,375
Sr. Unsec’d. Notes, 144A	5.625	01/15/26		3,650	3,540,500
Sr. Sec’d. Notes, 144A	7.500	09/15/23		12,040	13,289,150
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.750	06/01/18		12,775	13,158,250
Gtd. Notes, 144A	4.125	06/01/21		5,000	5,337,500
Gtd. Notes, 144A	4.625	06/01/23		16,175	17,711,625
Gtd. Notes, 144A	5.750	02/15/21		7,340	7,633,600
Gtd. Notes, 144A	5.750	03/15/23		3,800	4,047,000
Sr. Unsec’d. Notes, 144A	3.875	09/01/22		6,600	6,979,500
Sensata Technologies BV, Gtd. Notes, 144A(e)	5.000	10/01/25		11,775	12,069,375
Gtd. Notes, 144A(e)	5.625	11/01/24		4,000	4,240,000

					106,272,157

Software 1.7%
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18		4,800	4,776,000
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.000	08/15/26		19,190	18,756,210
Sr. Unsec’d. Notes	4.500	08/15/46		8,630	8,431,406

See Notes to Financial Statements.

70

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Software (cont’d.)
First Data Corp.,
Gtd. Notes, 144A(e)	7.000%		12/01/23		45,097	$47,239,108
Sr. Sec’d. Notes, 144A	5.000		01/15/24		14,650	14,869,750
Sr. Sec’d. Notes, 144A	6.750		11/01/20		21,770	22,531,950
Fiserv, Inc., Sr. Unsec’d. Notes	2.700		06/01/20		5,765	5,900,062
Infor US, Inc., Gtd. Notes (original cost $7,208,625; purchased 04/09/15)(f)	6.500		05/15/22		7,050	7,287,938
Microsoft Corp.,
Sr. Unsec’d. Notes	2.375		02/12/22		19,375	19,759,439
Sr. Unsec’d. Notes	3.125		11/03/25		16,150	16,921,582
Sr. Unsec’d. Notes(e)	3.950		08/08/56		13,965	13,631,879
Nuance Communications, Inc., Gtd. Notes, 144A	5.375		08/15/20		16,250	16,696,875
Oracle Corp.,
Sr. Unsec’d. Notes	2.400		09/15/23		46,410	46,293,140
Sr. Unsec’d. Notes(d)	2.950		05/15/25		52,640	53,761,021
Sr. Unsec’d. Notes(e)	4.300		07/08/34		3,265	3,499,329
Quintiles IMS, Inc.,
Gtd. Notes, 144A	3.500		10/15/24	EUR	15,275	17,186,341
Gtd. Notes, 144A	5.000		10/15/26		3,050	3,152,938

						320,694,968

Telecommunications 1.5%
AT&T, Inc.,
Sr. Unsec’d. Notes	1.258	(a)	03/30/17		1,300	1,301,252
Sr. Unsec’d. Notes	3.400		05/15/25		27,950	27,858,659
Sr. Unsec’d. Notes	3.600		02/17/23		1,620	1,667,899
Sr. Unsec’d. Notes	3.950		01/15/25		11,900	12,359,518
Sr. Unsec’d. Notes	4.500		05/15/35		4,295	4,263,599
Sr. Unsec’d. Notes	4.750		05/15/46		6,565	6,424,351
Sr. Unsec’d. Notes	4.800		06/15/44		20,550	20,231,352
Sr. Unsec’d. Notes	5.150		03/15/42		2,700	2,786,640
Sr. Unsec’d. Notes	5.350		09/01/40		370	388,997
Sr. Unsec’d. Notes	5.500		02/01/18		4,500	4,715,550
Sr. Unsec’d. Notes, 144A	4.550		03/09/49		3,834	3,610,831
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A	5.125		03/11/23		5,751	6,183,182
Gtd. Notes, 144A	5.350		05/20/24		2,240	2,433,092
Sr. Unsec’d. Notes, RegS	5.125		03/11/23		1,955	2,101,916
Sr. Unsec’d. Notes, RegS	5.350		05/20/24		1,400	1,520,683
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(c)	14.750		12/01/16		26,377	26,574,827

See Notes to Financial Statements.

Prudential Total Return Bond Fund	71

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope, Inc.,
Gtd. Notes, 144A	5.000%		06/15/21		355	$362,988
Gtd. Notes, 144A(e)	5.500		06/15/24		1,295	1,356,513
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, RegS	8.250		09/30/20		1,800	1,593,000
Sr. Unsec’d. Notes, 144A	8.250		09/30/20		2,450	2,168,250
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750		03/01/23		5,040	4,521,888
Qwest Capital Funding, Inc., Gtd. Notes	6.500		11/15/18		798	843,885
Sprint Capital Corp., Gtd. Notes(c)(e)	6.900		05/01/19		11,252	11,842,730
Sprint Corp.,
Gtd. Notes(c)(e)	7.625		02/15/25		6,700	6,482,250
Gtd. Notes(c)	7.875		09/15/23		3,400	3,366,000
T-Mobile USA, Inc.,
Gtd. Notes	6.250		04/01/21		3,616	3,765,160
Gtd. Notes	6.625		11/15/20		2,150	2,209,125
Gtd. Notes	6.633		04/28/21		6,000	6,292,500
Gtd. Notes	6.731		04/28/22		8,125	8,490,625
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625		04/03/18		835	844,352
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375		06/24/19	GBP	9,350	12,546,778
Telefonica Emisiones SAU (Spain), Gtd. Notes	1.513	(a)	06/23/17		1,000	999,128
Telstra Corp., Ltd. (Australia), Gtd. Notes, 144A	3.125		04/07/25		10,565	10,895,230
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.234	(a)	06/09/17		1,900	1,903,272
Sr. Unsec’d. Notes	2.606	(a)	09/14/18		200	205,360
Sr. Unsec’d. Notes	4.522		09/15/48		18,703	18,598,843
Sr. Unsec’d. Notes	4.672		03/15/55		19,238	18,754,357
Sr. Unsec’d. Notes	4.750		11/01/41		635	662,415
Sr. Unsec’d. Notes(e)	4.862		08/21/46		30,203	31,990,323
Sr. Unsec’d. Notes	5.012		08/21/54		14,933	15,397,760
Sr. Unsec’d. Notes	6.000		04/01/41		930	1,116,791
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, RegS	9.125		04/30/18		1,165	1,264,901
Sr. Unsec’d. Notes, 144A(e)	9.125		04/30/18		430	466,873

						293,363,645

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23	673	$700,999

Transportation 0.6%
AP Moeller-Maersk A/S (Denmark), Sr. Unsec’d. Notes, 144A	2.550	09/22/19	3,655	3,690,344
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.900	08/01/46	2,850	2,913,831
Sr. Unsec’d. Notes	4.375	09/01/42	6,925	7,498,626
Sr. Unsec’d. Notes	4.550	09/01/44	2,310	2,554,904
Sr. Unsec’d. Notes	4.700	09/01/45	8,845	10,117,256
CSX Corp.,
Sr. Unsec’d. Notes	2.600	11/01/26	46,540	45,601,707
Sr. Unsec’d. Notes	6.250	03/15/18	1,600	1,710,118
FedEx Corp.,
Gtd. Notes(e)	3.250	04/01/26	1,915	1,988,224
Gtd. Notes	4.550	04/01/46	7,425	7,953,541
Gtd. Notes	4.750	11/15/45	13,235	14,392,401
Norfolk Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20	3,700	4,711,569
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	7,225	7,368,322
Union Pacific Corp., Sr. Unsec’d. Notes, 144A	3.799	10/01/51	1,800	1,778,207
XPO Logistics, Inc., Gtd. Notes, 144A(e)	6.500	06/15/22	11,825	12,298,000

				124,577,050

Trucking & Leasing 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $15,106,642; purchased 01/14/13 - 02/20/15)(c)(f)	2.875	07/17/18	14,827	15,096,125
Sr. Unsec’d. Notes, 144A (original cost $21,152,888; purchased 11/04/15)(c)(f)	3.300	04/01/21	21,250	22,011,812
Sr. Unsec’d. Notes, 144A (original cost $2,614,225; purchased 04/14/15)(c)(f)	3.750	05/11/17	2,500	2,530,358

				39,638,295

TOTAL CORPORATE BONDS (cost $8,528,880,823)				8,668,771,483

See Notes to Financial Statements.

Prudential Total Return Bond Fund	73

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES 2.6%
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes	0.500%		05/12/21	ZAR	25,000	$1,266,673
Sr. Unsec’d. Notes, 144A	1.250		10/29/18		5,000	5,006,145
Sr. Unsec’d. Notes, 144A	2.375		03/16/26		3,650	3,714,693
Sr. Unsec’d. Notes, EMTN, RegS	0.500		06/07/22	ZAR	469,000	21,655,200
Sr. Unsec’d. Notes, RegS	0.500		06/22/21	ZAR	84,000	4,076,605
Brazil Loan Trust 1, First Lien, RegS	5.477		07/24/23		2,732	2,752,941
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	4.400		11/25/19		15,500	16,823,963
Sr. Unsec’d. Notes, 144A	3.150		07/24/24		12,934	13,653,997
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000		05/09/23		3,642	3,638,001
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875		01/15/24		2,450	2,548,000
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, RegS	1.000		01/22/18		22,850	22,758,828
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, MTN, RegS	6.850		07/02/37		2,000	2,278,308
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375		11/04/16		4,650	4,650,391
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes	2.875		01/21/25		9,500	9,710,938
Sr. Unsec’d. Notes	3.250		11/10/25		6,980	7,355,154
Sr. Unsec’d. Notes	4.375		09/15/21		1,890	2,091,032
Sr. Unsec’d. Notes, EMTN	0.500		01/25/17	TRY	800	252,660
Sr. Unsec’d. Notes, EMTN	6.350		03/28/17	MXN	20,000	1,056,039
Sr. Unsec’d. Notes, EMTN, RegS	2.240		09/14/18		6,050	6,034,088
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, 144A, MTN	2.375		06/04/25		2,400	2,409,624
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A(e)	4.950		07/19/22		500	513,423
Sr. Unsec’d. Notes, 144A	6.510		03/07/22		8,157	8,938,457
Sr. Unsec’d. Notes, RegS	9.250		04/23/19		2,200	2,510,416
Hydro-Quebec (Canada), Local Gov’t. Gtd.	8.625		06/15/29		2,000	3,060,894
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, 144A	1.625		09/14/18		9,900	9,906,277
Gov’t. Gtd. Notes, EMTN	5.000		11/14/16		11,598	11,610,584
Gov’t. Gtd. Notes, GMTN, RegS	1.875		12/15/17	GBP	1,250	1,541,068
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.125		07/19/17		3,053	3,050,203
Gov’t. Gtd. Notes	1.125		07/19/17		2,212	2,208,041
Gov’t. Gtd. Notes	1.177	(a)	11/13/18		14,000	13,962,200
Gov’t. Gtd. Notes	1.500		07/21/21		800	784,677

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
Japan Bank for International Cooperation (Japan), (cont’d.)
Gov’t. Gtd. Notes	1.750%	07/31/18		10,350	$10,408,871
Gov’t. Gtd. Notes	1.750	11/13/18		55,000	55,396,495
Gov’t. Gtd. Notes	2.125	02/10/25		15,000	14,887,695
Gov’t. Gtd. Notes	2.625	12/15/20	GBP	1,000	1,296,665
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, MTN, 144A	2.125	04/13/21		7,800	7,837,830
Sr. Unsec’d. Notes, MTN, 144A	2.375	02/13/25		47,000	47,167,085
Sr. Unsec’d. Notes, MTN, 144A	2.500	09/12/18		7,000	7,104,363
Sr. Unsec’d. Notes, MTN, RegS	2.500	09/12/18		6,000	6,098,574
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, MTN, RegS	9.125	07/02/18		1,300	1,425,499
Sr. Unsec’d. Notes, MTN, 144A	9.125	07/02/18		14,790	16,217,797
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	2.125	04/23/25		5,000	4,989,425
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes	3.000	03/17/19		2,000	2,066,690
Sr. Unsec’d. Notes	3.500	08/22/17		2,000	2,033,416
Sr. Unsec’d. Notes	4.625	11/16/21		1,550	1,742,113
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A	4.750	07/13/21		2,125	2,373,357
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/19/22		2,420	2,529,372
Sr. Unsec’d. Notes, RegS	4.750	07/13/21		1,000	1,116,874
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS	7.250	06/28/17		8,360	8,631,700
Gtd. Notes, RegS	7.750	01/20/20		10,015	11,467,175
Gtd. Notes, RegS	8.000	08/07/19		4,195	4,791,948
Oesterreichische Kontrollbank AG (Austria), Gov’t. Gtd. Notes	1.500	10/21/20		8,500	8,506,409
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, RegS	5.625	05/20/43		2,155	2,161,652
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375	05/23/21		35,650	39,439,595
Petroleos Mexicanos (Mexico),
Gtd. Notes(e)	4.875	01/24/22		845	863,844
Gtd. Notes	5.500	01/21/21		14,690	15,589,762
Gtd. Notes	8.000	05/03/19		2,055	2,304,888
Gtd. Notes, EMTN, RegS	3.750	03/15/19	EUR	6,500	7,458,285
Gtd. Notes, EMTN, RegS	5.500	01/09/17	EUR	734	813,085
US Gov’t. Gtd.	2.830	02/15/24		499	519,402

See Notes to Financial Statements.

Prudential Total Return Bond Fund	75

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN AGENCIES (Continued)
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes	8.400%	12/15/16	521	$522,972
Gov’t. Gtd. Notes, RegS	7.390	12/02/24	3,000	3,990,318
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	10,200	10,359,426
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500	03/23/21	1,540	1,693,538

TOTAL FOREIGN AGENCIES (cost $492,848,872)				495,625,640

MUNICIPAL BONDS 0.8%

California 0.3%
Bay Area Toll Authority,
BABs, Revenue Bonds	6.263	04/01/49	3,755	5,457,817
BABs, Revenue Bonds	6.907	10/01/50	525	801,649
Los Angeles County Public Works Financing Authority, BABs, Revenue Bonds	7.618	08/01/40	4,300	6,435,208
Los Angeles Department of Airports, BABs, Taxable, Revenue Bonds	6.582	05/15/39	5,045	6,757,727
Los Angeles Department of Water, BABs, Revenue Bonds	6.008	07/01/39	6,200	8,138,554
Los Angeles Department of Water & Power, BABs, Revenue Bonds	5.716	07/01/39	8,475	10,903,935
State of California,
GO Unlimited, BABs	7.300	10/01/39	835	1,232,677
GO Unlimited, BABs	7.550	04/01/39	1,600	2,477,056
GO Unlimited, BABs	7.600	11/01/40	2,320	3,654,951
GO Unlimited, BABs(e)	7.625	03/01/40	275	422,931
University of California,
BABs, Revenue Bonds	5.770	05/15/43	500	644,495
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	2,050	2,120,520
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	4,900	5,065,277
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	2,387,340

				56,500,137

Colorado
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	3,320	4,635,152

Illinois 0.1%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	3,170	4,391,591

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Illinois State Toll Highway Authority, BABs, Revenue Bonds, Series A	6.184%	01/01/34	5,000	$6,489,850

				10,881,441

Kentucky
Kentucky State Property & Building Commission,
BABs, Revenue Bonds, Series C	4.303	11/01/19	800	855,880
BABs, Revenue Bonds, Series C	5.373	11/01/25	1,900	2,174,759

				3,030,639

New Jersey 0.1%
New Jersey State Turnpike Authority,
BABs, Revenue Bonds, Series A	7.102	01/01/41	4,478	6,594,213
BABs, Revenue Bonds, Series F	7.414	01/01/40	8,115	12,317,840
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	1,350	1,680,723

				20,592,776

New York 0.2%
Metropolitan Transportation Authority, BABs, Taxable, Revenue Bonds	6.687	11/15/40	700	970,991
New York City Transitional Finance Authority Future Tax Secured Revenue,
BABs, Revenue Bonds	4.725	11/01/23	1,400	1,607,116
BABs, Revenue Bonds	4.905	11/01/24	1,100	1,282,039
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	2,810	3,905,197
New York State Urban Development Corp., BABs, Taxable, Revenue Bonds	5.770	03/15/39	18,800	23,722,780
Port Authority of New York & New Jersey,
Revenue Bonds	4.458	10/01/62	2,600	2,839,876
Revenue Bonds	4.810	10/15/65	8,650	9,991,269

				44,319,268

Ohio
Ohio State University (The), BABs, Revenue Bonds	4.910	06/01/40	295	361,402
Ohio State University (The), Taxable, Revenue Bonds, Series A	4.800	06/01/2111	2,810	3,040,870
Ohio State Water Development Authority Pollution Control Loan Fund, BABs, Revenue Bonds	4.879	12/01/34	375	438,862

				3,841,134

See Notes to Financial Statements.

Prudential Total Return Bond Fund	77

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Oregon
Oregon State Department of Transportation Highway, BABs, Revenue Bonds, Series A	5.834%		11/15/34	675	$895,765

Pennsylvania 0.1%
Pennsylvania Turnpike Commission,
BABs, Revenue Bonds	6.105		12/01/39	400	536,044
BABs, Revenue Bonds, Series B	5.511		12/01/45	5,370	6,880,903

					7,416,947

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, BABs, Taxable, Revenue Bonds	6.731		07/01/43	550	742,566

Texas
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	4.427		02/01/42	6,480	7,387,006

TOTAL MUNICIPAL BONDS (cost $148,609,514)					160,242,831

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.7%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250		09/25/19	56	55,862
Series 2005-61, Class 1A1	1.054	(a)	12/25/35	2,403	1,978,534
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	3.238	(a)	02/25/45	94	94,623
APS Resecuritization Trust, Series 2016-1, Class 1A, 144A	0.673	(a)	07/31/57	11,935	11,120,274
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A	0.724	(a)	03/27/36	24,487	23,316,788
Series 2015-R3, Class 2A1, 144A	0.664	(a)	02/27/37	31,028	28,978,325
Series 2015-R3, Class 6A1, 144A	0.695	(a)	05/28/36	31,171	29,492,139
Banc of America Funding Trust,
Series 2005-D, Class A1	3.006	(a)	05/25/35	129	131,203
Series 2006-I, Class 4A1	3.151	(a)	10/20/46	52	38,813
Series 2014-R2, Class 2A1, 144A	0.735	(a)	05/26/37	3,241	3,055,014
Series 2014-R5, Class 1A1, 144A	2.748	(a)	09/26/45	5,752	5,645,969
Series 2015-R2, Class 5A1, 144A	0.690	(a)	09/29/36	22,699	21,433,558
Series 2015-R4, Class 4A1, 144A	3.500	(a)	07/26/36	14,205	14,296,472
Series 2015-R9, Class 2A1, 144A	0.739	(a)	02/26/37	12,958	12,104,157

See Notes to Financial Statements.

78

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Banc of America Mortgage Trust,
Series 2004-2, Class 5A1	6.500%		10/25/31	4	$3,877
Series 2004-E, Class 2A6	3.339	(a)	06/25/34	737	727,825
Series 2005-B, Class 2A2	3.089	(a)	03/25/35	30	26,988
Series 2005-B, Class 2A1	3.089	(a)	03/25/35	883	796,138
Bear Stearns ALT-A Trust,
Series 2005-4, Class 23A1	2.986	(a)	05/25/35	251	241,003
Series 2005-4, Class 23A2	2.986	(a)	05/25/35	84	82,018
Bear Stearns ARM Trust,
Series 2002-11, Class 1A1	2.736	(a)	02/25/33	5	4,979
Series 2005-4, Class 3A1	3.111	(a)	08/25/35	521	442,281
Series 2007-3, Class 1A1	3.163	(a)	05/25/47	593	534,166
CHL Mortgage Pass-through Trust,
Series 2003-53, Class A1	3.145	(a)	02/19/34	20,514	20,570,558
Series 2005-29, Class A1	5.750		12/25/35	1,084	966,401
Series 2005-HYB9, Class 3A2A	3.309	(a)	02/20/36	55	48,347
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.134	(a)	09/25/47	14,155	12,755,587
Fannie Mae Connecticut Avenue Securities,
Series 2013-C01, Class M2(i)	5.784	(a)	10/25/23	3,205	3,525,897
Series 2014-C04, Class 1M1(i)	2.484	(a)	11/25/24	2,384	2,393,387
Series 2015-C01, Class 1M1(i)	2.034	(a)	02/25/25	1,363	1,363,812
Series 2016-C04, Class 1M1(i)	1.984	(a)	01/25/29	20,139	20,239,977
Fannie Mae REMICS,
Series 2000-32, Class FM	0.986	(a)	10/18/30	2	1,578
Series 2001-29, Class Z	6.500		07/25/31	53	61,230
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1	1.924	(a)	07/25/44	211	215,665
Series T-63, Class 1A1	1.689	(a)	02/25/45	22	22,420
Freddie Mac REMICS,
Series 1628, Class LZ	6.500		12/15/23	27	29,223
Series 1935, Class JZ	7.000		02/15/27	117	131,341
Series 2241, Class PH	7.500		07/15/30	56	65,146
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M3(i)	5.084	(a)	10/25/24	9,130	9,655,217
Series 2015-DNA1, Class M2(i)	2.384	(a)	10/25/27	16,140	16,363,865
Series 2015-DNA1, Class M3(i)	3.834	(a)	10/25/27	43,453	44,560,153
Series 2015-HQ2, Class M3(i)	3.784	(a)	05/25/25	4,200	4,321,839
Series 2015-HQA2, Class M3(i)	5.334	(a)	05/25/28	6,000	6,331,582
Series 2016-DNA3, Class M2(i)	2.534	(a)	12/25/28	22,025	22,260,141
Series 2016-DNA4, Class M2(i)	1.834	(a)	03/25/29	41,580	41,579,983

See Notes to Financial Statements.

Prudential Total Return Bond Fund	79

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, (cont’d.)
Series 2016-HQA2, Class M2(i)	2.784	%(a)	11/25/28	19,300	$19,620,467
Series 2016-HQA3, Class M2(i)	1.884	(a)	03/25/29	11,730	11,753,602
Series 2016-HQA4, Class M2(i)	1.827	(a)	04/25/29	30,250	30,191,869
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A	0.665	(a)	01/26/37	15,829	15,240,646
Series 2015-3R, Class 1A2, 144A	0.665	(a)	01/26/37	6,300	5,197,544
Series 2015-3R, Class 2A1, 144A	0.665	(a)	10/26/36	18,876	17,889,929
Series 2015-3R, Class 2A2, 144A	0.665	(a)	10/26/36	5,200	3,893,830
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A	1.534	(a)	10/25/37	29,632	27,569,448
Impac CMB Trust, Series 2005-1, Class 1A1	1.054	(a)	04/25/35	2,909	2,682,239
IndyMac ARM Trust, Series 2001-H2, Class A1	2.113	(a)	01/25/32	3	2,279
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX4, Class 2A1	0.714	(a)	07/25/37	6,870	5,933,577
JP Morgan Alternative Loan Trust, Series 2006-A1, Class 4A1	2.991	(a)	03/25/36	276	215,604
JP Morgan Resecuritization Trust,
Series 2015-1, Class 6A1, 144A	0.814	(a)	12/27/45	6,750	6,467,509
Series 2015-2, Class 2A1, 144A	2.527	(a)	08/26/46	18,370	18,404,766
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2015-4, Class A1, 144A(b)	2.527	(a)	04/01/20	487	480,284
Series 2015-6, Class A, 144A(b)	2.527	(a)	05/01/20	71,939	70,680,002
Series 2015-7, Class A, 144A(b)	2.527	(a)	07/01/20	35,627	35,359,864
Series 2015-8, Class A1, 144A	2.527	(a)	08/01/20	52,350	52,176,911
Series 2015-9, Class A1, 144A	2.527	(a)	10/01/20	18,415	18,234,022
Series 2015-9, Class A2, 144A	4.027	(a)	10/01/20	25,000	24,725,000
Series 2016-1, Class A1, 144A	2.527	(a)	01/01/21	12,070	11,833,560
Series 2016-2, Class A, 144A	2.527	(a)	03/01/21	25,830	25,403,786
Series 2016-3, Class A, 144A	2.527	(a)	09/01/21	32,594	32,357,524
LSTAR Securities Investment Trust,
Series 2014-2, Class A, 144A	2.527	(a)	12/01/21	13,429	13,294,673
Series 2015-3, Class A, 144A	2.527	(a)	03/01/20	33,860	33,725,502
MASTR Alternative Loan Trust,
Series 2004-2, Class 4A1	5.000		02/25/19	15	15,279
Series 2004-4, Class 4A1	5.000		04/25/19	36	35,984
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-2, Class M1	0.964	(a)	04/25/35	4,000	3,826,289
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	0.934	(a)	02/25/34	24	22,451

See Notes to Financial Statements.

80

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
RALI Trust, Series 2006-QA1, Class A21	4.064	%(a)	01/25/36		1,179	$938,292
Regal Trust IV, Series 1999-1, Class A, 144A	2.203	(a)	09/29/31		84	77,536
RFMSI Trust, Series 2003-S9, Class A1	6.500		03/25/32		17	18,098
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A3	3.065	(a)	02/25/34		266	266,507
Series 2004-18, Class 3A1	2.954	(a)	12/25/34		21,760	21,077,729
Structured Asset Mortgage Investments Trust, Series 2002-AR3, Class A1	1.188	(a)	09/19/32		29	27,767
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2002-1A, Class 4A	2.851	(a)	02/25/32		7	6,759
Series 2002-14A, Class 2A1	2.958	(a)	07/25/32		3	2,519
Series 2002-HF2, Class M3	3.534	(a)	07/25/32		143	138,900
Series 2003-30, Class 2A1	5.082	(a)	10/25/33		391	396,991
WaMu Mortgage Pass-Through Certificates, Series 2005-AR5, Class A6	2.713	(a)	05/25/35		2,600	2,595,796
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	2.663	(a)	02/25/33		1	1,262
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR4, Class 2A2	2.999	(a)	04/25/35		517	515,870
Series 2006-AR2, Class 2A1	2.921	(a)	03/25/36		174	173,557
Series 2006-AR6, Class 6A1	3.019	(a)	03/25/36		15,184	15,171,238
Series 2006-AR10, Class 1A1	3.018	(a)	07/25/36		332	317,436

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $879,689,016)						891,025,052

SOVEREIGN BONDS 6.4%
Argentina Bonar Bonds (Argentina), Sr. Unsec’d. Notes	7.000		04/17/17		12,780	13,026,065
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875		04/22/21		22,325	24,155,650
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	6.000		01/17/17		5,000	5,044,750
Unsec’d. Notes, MTN	11.000		06/26/17	EUR	13,432	15,747,474
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21		2,600	2,769,000
Sr. Unsec’d. Notes(e)	5.000		06/15/45		1,400	1,421,000
Sr. Unsec’d. Notes	7.375		01/27/17		10,846	10,994,156
Sr. Unsec’d. Notes	7.375		09/18/37		1,015	1,299,200
Sr. Unsec’d. Notes	8.375		02/15/27		900	1,107,000
Sr. Unsec’d. Notes	11.750		02/25/20		1,500	1,944,750

See Notes to Financial Statements.

Prudential Total Return Bond Fund	81

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Cyprus Government International Bond (Cyprus),
Sr. Unsec’d. Notes, EMTN, RegS	4.250%	11/04/25	EUR	1,000	$1,169,384
Sr. Unsec’d. Notes, EMTN, 144A, RegS	4.625	02/03/20	EUR	8,350	9,913,305
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	6.850	01/27/45		4,250	4,420,000
Sr. Unsec’d. Notes, 144A	7.450	04/30/44		3,450	3,829,500
Sr. Unsec’d. Notes, 144A	7.500	05/06/21		500	550,100
Sr. Unsec’d. Notes, RegS	7.500	05/06/21		21,430	23,577,286
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375	10/24/23		4,000	3,998,800
Export-Import Bank of India (India), Sr. Unsec’d. Notes, 144A	3.375	08/05/26		8,420	8,348,817
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950	02/15/26		17,940	24,163,637
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, EMTN(c)	3.800	08/08/17	JPY	1,800,000	16,390,865
Hong Kong Sukuk 2014 Ltd. (Hong Kong), Sr. Unsec’d. Notes, RegS	2.005	09/18/19		5,200	5,247,788
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	2.110	10/26/17	JPY	500,000	4,762,215
Sr. Unsec’d. Notes	4.125	02/19/18		7,102	7,309,023
Sr. Unsec’d. Notes	5.375	02/21/23		2,300	2,610,040
Sr. Unsec’d. Notes	5.375	03/25/24		6,790	7,801,058
Sr. Unsec’d. Notes	5.750	11/22/23		20,700	24,151,725
Sr. Unsec’d. Notes	6.375	03/29/21		40,620	46,861,263
Sr. Unsec’d. Notes	7.625	03/29/41		14,478	22,064,472
Sr. Unsec’d. Notes, RegS	6.000	01/11/19	EUR	1,795	2,216,779
Iceland Government International Bond (Iceland),
Unsec’d. Notes, RegS	5.875	05/11/22		59,022	69,181,457
Unsec’d. Notes, 144A	5.875	05/11/22		8,850	10,373,350
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	13,850	16,436,109
Sr. Unsec’d. Notes, MTN, 144A	2.875	07/08/21	EUR	2,500	2,919,754
Sr. Unsec’d. Notes, MTN, 144A	3.750	06/14/28	EUR	8,825	10,398,087
Sr. Unsec’d. Notes, MTN, 144A(e)	5.125	01/15/45		7,920	8,619,178
Sr. Unsec’d. Notes, MTN, RegS	2.875	07/08/21	EUR	700	817,531
Sr. Unsec’d. Notes, MTN, RegS	3.750	06/14/28	EUR	6,930	8,165,297
Sr. Unsec’d. Notes, MTN, RegS	6.750	01/15/44		2,565	3,381,540
Sr. Unsec’d. Notes, RegS	6.875	03/09/17		1,075	1,093,381
Sr. Unsec’d. Notes, RegS	6.875	01/17/18		510	539,303

See Notes to Financial Statements.

82

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, MTN, RegS	3.450%		03/24/17	JPY	2,859,000	$27,600,378
Sr. Unsec’d. Notes, MTN, RegS	3.700		11/14/16	JPY	110,000	1,050,281
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, MTN, 144A	2.125		03/06/19		440	444,572
Sr. Unsec’d. Notes, MTN, 144A	2.125		10/25/23		21,000	20,759,508
Kingdom of Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, EMTN, RegS	1.500		06/22/18		28,000	28,170,968
Unsec’d. Notes, 144A, RegS	8.875		12/01/24		3,120	4,577,646
Unsec’d. Notes, MTN	5.000		04/24/18	GBP	1,800	2,341,483
Korea International Bond (South Korea), Sr. Unsec’d. Notes(e)	5.125		12/07/16		10,600	10,639,326
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes, 144A	5.250		02/22/17		5,000	5,061,500
Sr. Unsec’d. Notes, RegS	5.250		02/22/17		63,580	64,362,034
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, 144A	7.375		02/11/20		10,290	12,106,185
Sr. Unsec’d. Notes, RegS	5.125		09/14/17		17,605	18,184,240
Sr. Unsec’d. Notes, RegS	6.125		03/09/21		2,500	2,909,375
Sr. Unsec’d. Notes, RegS	7.375		02/11/20		15,300	18,000,450
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, GMTN	4.250		07/14/17	EUR	10,000	11,256,381
Sr. Unsec’d. Notes, GMTN	5.500		02/17/20	EUR	3,500	4,434,716
Sr. Unsec’d. Notes, GMTN	11.000		05/08/17	ITL	4,550,000	2,712,699
Sr. Unsec’d. Notes, MTN(e)	4.750		03/08/44		19,040	18,992,400
Sr. Unsec’d. Notes, Series G, GMTN	6.750		02/06/24	GBP	500	765,799
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	3.750		03/16/25		3,700	3,922,000
Sr. Unsec’d. Notes	9.375		01/16/23		7,800	10,354,500
Peru Enhanced Pass-Through Finance Ltd. (Peru),
Pass-Through Certificates, 144A	1.407	(h)	05/31/18		2,042	1,995,441
Pass-Through Certificates, RegS	1.610	(h)	05/31/18		968	946,205
Perusahaan Penerbit SBSN Indonesia II (Indonesia), Sr. Unsec’d. Notes, RegS	4.000		11/21/18		3,000	3,116,400
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	3.750		03/01/30	EUR	3,650	4,673,939
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	9.375		01/18/17		75	76,229
Sr. Unsec’d. Notes	9.500		02/02/30		4,450	7,438,571

See Notes to Financial Statements.

Prudential Total Return Bond Fund	83

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, 144A, MTN	5.125%		10/15/24		21,650	$21,433,500
Sr. Unsec’d. Notes, MTN, RegS	5.125		10/15/24		23,050	22,819,500
Province of Alberta (Canada), Sr. Unsec’d. Notes, 144A	2.050		08/17/26		17,200	16,600,769
Province of British Columbia (Canada), Sr. Unsec’d. Notes	6.500		01/15/26		6,390	8,487,926
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.050		11/30/20		7,500	7,645,927
Province of Quebec (Canada),
Deb. Notes	7.125		02/09/24		1,400	1,813,748
Unsec’d. Notes, MTN	7.140	(a)	02/27/26		6,050	8,132,507
Unsec’d. Notes, MTN	7.295		07/22/26		65	86,537
Unsec’d. Notes, MTN	7.485		03/02/26		11,700	16,052,096
Province of Saskatchewan (Canada), Deb. Notes	8.500		07/15/22		1,255	1,655,590
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950		06/09/21		17,340	19,767,600
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	7.750		01/17/38		3,000	4,205,613
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	5.375		06/12/17		200	204,602
Sr. Unsec’d. Notes	6.875		09/27/23		40,778	50,302,925
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		7,741	9,186,105
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	1.490		05/30/17	JPY	200,000	1,919,701
Republic of South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	3.750		07/24/26	EUR	600	686,646
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875		10/29/35	EUR	19,865	24,061,957
Sr. Unsec’d. Notes, 144A, MTN(e)	4.875		01/22/24		2,044	2,290,179
Sr. Unsec’d. Notes, MTN, RegS	3.875		10/29/35	EUR	3,520	4,263,684
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	3.250		10/26/26		23,750	23,420,825
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS	4.750		05/10/18		950	992,826
Sr. Unsec’d. Notes, RegS	5.250		02/18/24		27,610	32,112,528
Sr. Unsec’d. Notes, RegS	5.500		10/26/22		19,100	22,089,150
Sr. Unsec’d. Notes, RegS	5.850		05/10/23		48,200	57,117,000
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN, RegS	5.010		11/21/44		6,500	6,584,636

See Notes to Financial Statements.

84

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, MTN, 144A	4.000%		03/06/18		14,300	$14,745,445
Sr. Unsec’d. Notes, MTN, RegS	4.000		03/06/18		14,278	14,722,760
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, RegS	1.625		06/06/18		12,400	12,421,762
Sr. Unsec’d. Notes, RegS	1.750		06/08/17		6,000	5,987,136
Sr. Unsec’d. Notes, RegS	1.875		01/27/17		24,000	24,040,512
Sr. Unsec’d. Notes, RegS	2.125		05/20/19		4,000	4,036,760
Sr. Unsec’d. Notes, 144A	2.000		05/17/21		11,400	11,480,598
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625		03/30/21		19,910	21,026,354
Sr. Unsec’d. Notes	6.750		04/03/18		5,000	5,268,750
Sr. Unsec’d. Notes	7.000		06/05/20		14,590	16,036,219
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, MTN	7.000		06/28/19	EUR	500	640,814
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes, RegS	4.646		07/06/21		3,260	3,619,578

TOTAL SOVEREIGN BONDS (cost $1,206,838,560)						1,213,674,080

U.S. GOVERNMENT AGENCY OBLIGATIONS 4.2%
ALEX Alpha LLC, US Gov’t. Gtd.	1.617		08/15/24		3,478	3,467,360
Fannie Mae Strips Interest	1.093	(h)	02/07/18		325	320,515
Fannie Mae Strips Interest	2.276	(h)	11/15/26		100	77,883
Fannie Mae Strips Interest	2.357	(h)	11/15/27		100	72,052
Fannie Mae Strips Interest	2.461	(h)	05/15/27		18,594	14,122,106
Fannie Mae Strips Interest	2.631	(h)	05/15/29		470	339,474
Fannie Mae Strips Interest	3.032	(h)	11/15/29		274	185,280
Fannie Mae Strips Interest	3.058	(h)	05/15/30		1,603	1,064,310
Fannie Mae Strips Interest	3.067	(h)	11/15/30		530	345,640
Fannie Mae Strips Principal, MTN	2.567	(h)	10/08/27		2,275	1,739,165
Fannie Mae Strips Principal, MTN	2.687	(h)	05/15/30		6,161	4,192,012
Fannie Mae Strips Principal	3.097	(h)	01/15/30		2,597	1,798,456
Federal Home Loan Banks	4.000		10/24/29		1,860	2,173,401
Federal Home Loan Mortgage Corp., MTN	2.137	(h)	12/11/25		545	427,449
Federal Home Loan Mortgage Corp.	2.500		TBA		1,000	1,028,906
Federal Home Loan Mortgage Corp.	2.500		03/01/30		3,426	3,533,718
Federal Home Loan Mortgage Corp., MTN	2.550	(h)	12/17/29		1,485	1,036,416
Federal Home Loan Mortgage Corp., MTN	2.559	(h)	12/14/29		4,500	3,168,909
Federal Home Loan Mortgage Corp.	2.825	(a)	01/01/24		3	2,758
Federal Home Loan Mortgage Corp.	2.945	(a)	07/01/30		2	2,457
Federal Home Loan Mortgage Corp.	3.021	(a)	09/01/35		7	7,420

See Notes to Financial Statements.

Prudential Total Return Bond Fund	85

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.500%		TBA	74,000		$77,575,704
Federal Home Loan Mortgage Corp.	4.000		TBA	24,500		26,180,067
Federal Home Loan Mortgage Corp.	4.500		09/01/39	1,528		1,676,261
Federal Home Loan Mortgage Corp.	5.000		01/01/39	151		166,494
Federal Home Loan Mortgage Corp.	5.000		07/01/40	288		319,450
Federal Home Loan Mortgage Corp.	5.500		06/01/31	4		4,296
Federal Home Loan Mortgage Corp.	5.500		10/01/33	510		592,427
Federal Home Loan Mortgage Corp.	5.500		07/01/34	9		10,280
Federal Home Loan Mortgage Corp.	6.000		10/01/32	21		24,504
Federal Home Loan Mortgage Corp.	6.000		12/01/32	19		22,004
Federal Home Loan Mortgage Corp.	6.000		02/01/33	20		22,702
Federal Home Loan Mortgage Corp.	6.000		11/01/33	180		209,550
Federal Home Loan Mortgage Corp.	6.000		01/01/34	98		112,670
Federal Home Loan Mortgage Corp.	6.000		11/01/36	9		10,490
Federal Home Loan Mortgage Corp.	6.000		12/01/36	4		4,319
Federal Home Loan Mortgage Corp.(j)	6.250		07/15/32	30,870		45,589,773
Federal Home Loan Mortgage Corp.	6.500		07/01/32	3		3,898
Federal Home Loan Mortgage Corp.	6.500		07/01/32	4		4,059
Federal Home Loan Mortgage Corp.	6.500		08/01/32	2		2,516
Federal Home Loan Mortgage Corp.	6.500		08/01/32	8		9,339
Federal Home Loan Mortgage Corp.	6.500		08/01/32	9		10,143
Federal Home Loan Mortgage Corp.	6.500		08/01/32	7		8,163
Federal Home Loan Mortgage Corp.	6.500		09/01/32	59		67,366
Federal Home Loan Mortgage Corp.	6.500		11/01/33	29		33,776
Federal Home Loan Mortgage Corp.(j)	6.750		03/15/31	31,597		47,667,076
Federal Home Loan Mortgage Corp.	7.000		09/01/32	34		35,820
Federal Home Loan Mortgage Corp.	7.500		07/01/17	—	(k)	110
Federal Home Loan Mortgage Corp.	8.500		08/01/24	3		3,522
Federal Home Loan Mortgage Corp.	8.500		10/01/24	2		1,660
Federal Home Loan Mortgage Corp.	8.500		11/01/24	2		2,382
Federal Judiciary Office Building Trust	2.104	(h)	02/15/24	325		263,310
Federal National Mortgage Assoc.	1.000		10/24/19	5,000		4,982,320
Federal National Mortgage Assoc.	1.361	(h)	10/09/19	10,200		9,772,028
Federal National Mortgage Assoc.	1.875		09/24/26	17,180		16,749,933
Federal National Mortgage Assoc.	1.907	(a)	09/01/40	28		28,351
Federal National Mortgage Assoc.	2.144	(a)	01/01/20	11		11,086
Federal National Mortgage Assoc.	2.329	(a)	12/01/34	21		22,014
Federal National Mortgage Assoc.	2.500		TBA	10,000		10,289,844
Federal National Mortgage Assoc.	2.646	(h)	11/15/30	8,500		5,684,995
Federal National Mortgage Assoc.	2.706	(a)	09/01/31	8		8,458
Federal National Mortgage Assoc.	2.733	(h)	03/17/31	810		529,563
Federal National Mortgage Assoc.	3.060	(a)	05/01/36	12		12,345
Federal National Mortgage Assoc.	3.218	(a)	05/01/36	19		20,401

See Notes to Financial Statements.

86

Description	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%		12/01/40		239		$261,334
Federal National Mortgage Assoc.	4.500		01/01/25		153		163,259
Federal National Mortgage Assoc.	4.500		02/01/33		19		20,627
Federal National Mortgage Assoc.	4.500		08/01/33		9		9,376
Federal National Mortgage Assoc.	4.518	(a)	01/01/28		5		5,091
Federal National Mortgage Assoc.	5.000		10/01/17		1		1,289
Federal National Mortgage Assoc.	5.000		06/01/18		19		19,268
Federal National Mortgage Assoc.	5.000		07/01/18		8		8,066
Federal National Mortgage Assoc.	5.000		08/01/18		23		23,887
Federal National Mortgage Assoc.	5.000		12/01/19		76		78,698
Federal National Mortgage Assoc.	5.000		03/01/34		1,290		1,430,221
Federal National Mortgage Assoc.	5.000		TBA		500		553,725
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	1,700		2,795,483
Federal National Mortgage Assoc.	5.500		12/01/16		—	(k)	25
Federal National Mortgage Assoc.	5.500		12/01/16		—	(k)	142
Federal National Mortgage Assoc.	5.500		12/01/16		—	(k)	39
Federal National Mortgage Assoc.	5.500		01/01/17		—	(k)	39
Federal National Mortgage Assoc.	5.500		01/01/17		—	(k)	96
Federal National Mortgage Assoc.	5.500		01/01/17		—	(k)	99
Federal National Mortgage Assoc.	5.500		10/01/17		1		1,374
Federal National Mortgage Assoc.	5.500		07/01/33		44		49,286
Federal National Mortgage Assoc.	5.500		08/01/33		1		771
Federal National Mortgage Assoc.	5.500		10/01/33		122		138,640
Federal National Mortgage Assoc.	5.500		11/01/33		14		16,141
Federal National Mortgage Assoc.	5.500		01/01/34		25		28,519
Federal National Mortgage Assoc.	5.500		04/01/34		39		44,871
Federal National Mortgage Assoc.	5.500		04/01/34		109		123,693
Federal National Mortgage Assoc.	5.500		04/01/34		10		11,170
Federal National Mortgage Assoc.	5.500		05/01/34		6		6,420
Federal National Mortgage Assoc.	5.500		05/01/34		39		43,810
Federal National Mortgage Assoc.	5.500		05/01/34		86		96,537
Federal National Mortgage Assoc.	5.500		03/01/35		2,338		2,658,151
Federal National Mortgage Assoc.	6.000		12/01/16		—	(k)	167
Federal National Mortgage Assoc.	6.000		02/01/17		1		1,317
Federal National Mortgage Assoc.	6.000		07/01/17		3		2,847
Federal National Mortgage Assoc.	6.000		09/01/17		3		3,517
Federal National Mortgage Assoc.	6.000		09/01/32		—	(k)	343
Federal National Mortgage Assoc.	6.000		11/01/32		7		8,395
Federal National Mortgage Assoc.	6.000		03/01/33		4		4,956
Federal National Mortgage Assoc.	6.000		10/01/33		6		6,734
Federal National Mortgage Assoc.	6.000		11/01/33		189		218,891
Federal National Mortgage Assoc.	6.000		02/01/34		271		315,106
Federal National Mortgage Assoc.	6.000		11/01/34		88		101,766

See Notes to Financial Statements.

Prudential Total Return Bond Fund	87

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.000%		11/01/34	36	$41,105
Federal National Mortgage Assoc.	6.000		01/01/35	82	93,811
Federal National Mortgage Assoc.	6.000		02/01/35	42	48,532
Federal National Mortgage Assoc.	6.000		04/01/36	16	18,793
Federal National Mortgage Assoc.	6.000		04/01/36	3	3,674
Federal National Mortgage Assoc.	6.000		04/01/36	17	19,995
Federal National Mortgage Assoc.	6.000		06/01/37	31	35,350
Federal National Mortgage Assoc.(j)(l)	6.250		05/15/29	82,164	116,192,467
Federal National Mortgage Assoc.	6.500		12/01/17	10	9,660
Federal National Mortgage Assoc.	6.500		09/01/21	11	12,375
Federal National Mortgage Assoc.	6.500		07/01/32	25	29,148
Federal National Mortgage Assoc.	6.500		08/01/32	19	21,913
Federal National Mortgage Assoc.	6.500		09/01/32	104	123,310
Federal National Mortgage Assoc.	6.500		09/01/32	52	60,023
Federal National Mortgage Assoc.	6.500		09/01/32	57	65,511
Federal National Mortgage Assoc.	6.500		09/01/32	16	18,842
Federal National Mortgage Assoc.	6.500		10/01/32	46	52,358
Federal National Mortgage Assoc.	6.500		04/01/33	87	102,681
Federal National Mortgage Assoc.	6.500		11/01/33	27	31,313
Federal National Mortgage Assoc.(j)(l)	6.625		11/15/30	51,424	76,596,665
Federal National Mortgage Assoc.	7.000		03/01/32	1	1,274
Federal National Mortgage Assoc.	7.000		05/01/32	39	43,087
Federal National Mortgage Assoc.	7.000		06/01/32	11	12,579
Federal National Mortgage Assoc.(j)	7.125		01/15/30	7,255	11,088,665
Financing Corp.	9.800		04/06/18	300	338,419
Freddie Mac Strips Interest	2.095	(h)	09/15/25	9,000	7,100,703
Freddie Mac Strips Interest	2.692	(h)	03/15/30	200	137,737
Freddie Mac Strips Interest	2.785	(h)	03/15/31	491	323,763
Freddie Mac Strips Interest	3.333	(h)	07/15/31	3,620	2,322,954
Freddie Mac Strips Principal	2.753	(h)	07/15/32	2,150	1,343,017
Freddie Mac Strips Principal	2.950	(h)	03/15/31	8,557	5,665,333
Government National Mortgage Assoc.	3.000		01/15/45	235	244,696
Government National Mortgage Assoc.	3.000		03/15/45	57	59,752
Government National Mortgage Assoc.	3.000		03/15/45	589	613,072
Government National Mortgage Assoc.	3.500		10/15/40	653	693,060
Government National Mortgage Assoc.	3.500		TBA	66,500	70,427,656
Government National Mortgage Assoc.	4.500		02/20/41	4,666	5,120,964
Government National Mortgage Assoc.	5.000		08/20/39	1,467	1,626,895
Government National Mortgage Assoc.	5.500		08/15/33	16	18,624
Government National Mortgage Assoc.	6.000		01/15/33	25	28,148
Government National Mortgage Assoc.	6.000		03/15/33	9	10,860
Government National Mortgage Assoc.	6.000		05/15/33	12	14,103
Government National Mortgage Assoc.	6.000		06/15/33	13	14,647

See Notes to Financial Statements.

88

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	6.000%		12/15/33	26		$29,728
Government National Mortgage Assoc.	6.500		09/15/32	74		85,135
Government National Mortgage Assoc.	6.500		09/15/32	125		143,950
Government National Mortgage Assoc.	6.500		11/15/33	159		182,583
Government National Mortgage Assoc.	6.500		11/15/33	75		85,927
Government National Mortgage Assoc.	6.500		07/15/38	3		4,097
Government National Mortgage Assoc.	8.000		08/20/31	1		694
Government National Mortgage Assoc.	8.500		06/15/30	3		2,759
Government National Mortgage Assoc.	8.500		06/15/30	—	(k)	387
Government National Mortgage Assoc.	8.500		08/20/30	4		4,940
Hashemite Kingdom of Jordan Government AID Bond, US Gov’t. Gtd.	3.000		06/30/25	2,555		2,725,429
Helios Leasing I LLC,
US Gov’t. Gtd.	1.480		12/04/24	3,536		3,502,648
US Gov’t. Gtd.	1.562		09/28/24	1,876		1,863,763
US Gov’t. Gtd.	2.018		05/29/24	437		442,622
Israel Government AID Bond,
US Gov’t. Gtd.	2.081	(h)	08/15/24	160		134,366
US Gov’t. Gtd.	2.240	(h)	02/15/26	514		407,370
US Gov’t. Gtd.	2.247	(h)	11/15/26	3,325		2,556,739
US Gov’t. Gtd.	2.437	(h)	08/15/27	6,365		4,732,085
US Gov’t. Gtd.	5.500		12/04/23	15,000		18,572,445
US Gov’t. Gtd.	5.500		09/18/33	10,938		15,058,749
Micron Semiconductor Asia Pte Ltd., US Gov’t. Gtd.	1.258		01/15/19	1,411		1,407,560
New Valley Generation I, Pass-Through Certificates, Sec’d. Notes	7.299		03/15/19	506		541,612
New Valley Generation IV, Pass-Through Certificates, Sec’d. Notes	4.687		01/15/22	867		936,935
Overseas Private Investment Corp.,
US Gov’t. Gtd.	—	(h)(m)	04/09/20	3,000		3,070,158
US Gov’t. Gtd.	2.090		05/15/28	3,000		2,944,119
Penta Aircraft Leasing 2013 LLC, US Gov’t. Gtd.	1.691		04/29/25	3,822		3,816,278
Petroleos Mexicanos, US Gov’t. Gtd.	1.700		12/20/22	6,627		6,632,603
Private Export Funding Corp.,
US Gov’t. Gtd.	2.250		03/15/20	1,000		1,028,767
US Gov’t. Gtd.	2.450		07/15/24	185		188,938
US Gov’t. Gtd.	2.800		05/15/22	500		530,046
US Gov’t. Gtd.	3.250		06/15/25	3,595		3,879,012
US Gov’t. Gtd.	4.300		12/15/21	3,242		3,654,788
Residual Funding Corp.,
Strips Principal, Unsec’d. Notes	1.674	(h)	10/15/20	4,500		4,251,272
Strips Principal, Unsec’d. Notes	2.466	(h)	04/15/30	14,580		10,164,345
Strips Principal, Unsec’d. Notes, PO	2.594	(h)	01/15/30	16,600		11,646,444

See Notes to Financial Statements.

Prudential Total Return Bond Fund	89

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Resolution Funding Corp.,
Strips Interest, Unsec’d. Notes	2.269	% (h)	10/15/23		256	$222,104
Strips Interest, Unsec’d. Notes	2.969	(h)	04/15/30		45	31,259
Strips Interest, Unsec’d. Notes	3.000	(h)	01/15/30		452	317,755
Tennessee Valley Authority,
Sr. Unsec’d. Notes	5.250		09/15/39		635	849,467
Sr. Unsec’d. Notes	5.350		06/07/21	GBP	6,300	9,066,096
Sr. Unsec’d. Notes	5.880		04/01/36		11,150	15,770,448
Sr. Unsec’d. Notes	6.235		07/15/45		1,022	1,171,998
Sr. Unsec’d. Notes	6.750		11/01/25		2,459	3,367,207
Sr. Unsec’d. Notes	7.125		05/01/30		13,962	21,046,821
Tennessee Valley Authority Strips Interest,
Unsec’d. Notes	1.901	(h)	07/15/20		300	282,461
Unsec’d. Notes	2.301	(h)	03/15/27		2,383	1,824,027
Unsec’d. Notes	2.351	(h)	09/15/27		2,037	1,477,683
Unsec’d. Notes	2.716	(h)	06/15/29		1,400	946,824
Tennessee Valley Authority Strips Principal,
Unsec’d. Notes	2.830	(h)	11/01/25		17,000	13,573,480
Unsec’d. Notes	2.964		05/01/30		15,573	10,364,501
U.S. Department of Housing & Urban Development, US Gov’t. Gtd.	5.450		08/01/19		1,117	1,123,915
Ukraine Government, USAID Bonds, US Gov’t. Gtd.	1.471		09/29/21		18,000	17,991,432

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $814,033,678)						802,589,647

U.S. TREASURY OBLIGATIONS 3.7%
U.S. Treasury Bonds	2.500		05/15/46		65,444	64,245,066
U.S. Treasury Bonds(j)	2.875		05/15/43		60,715	64,448,001
U.S. Treasury Bonds	3.000		11/15/44		3,685	4,002,544
U.S. Treasury Bonds	3.875		08/15/40		30,000	37,530,480
U.S. Treasury Bonds	4.250		11/15/40		26,200	34,608,576
U.S. Treasury Notes	1.250		10/31/21		34,535	34,428,425
U.S. Treasury Notes(j)	1.375		10/31/20		100,000	100,621,100
U.S. Treasury Notes	1.625		10/31/23		9,890	9,889,614
U.S. Treasury Notes(j)	1.750		09/30/22		51,000	51,703,239
U.S. Treasury Notes	2.125		09/30/21		38,020	39,408,605
U.S. Treasury Notes	2.125		12/31/21		57,945	60,072,683
U.S. Treasury Notes	2.250		07/31/21		36,610	38,147,327
U.S. Treasury Notes(j)	2.625		11/15/20		44,700	47,170,703
U.S. Treasury Strips Coupon(j)(l)	1.793	(h)	11/15/27		40,000	31,745,280
U.S. Treasury Strips Coupon	1.881	(h)	05/15/31		13,800	9,912,788
U.S. Treasury Strips Coupon	1.898	(h)	08/15/29		13,800	10,447,718

See Notes to Financial Statements.

90

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	1.970	%(h)	02/15/32	40,000	$28,106,720
U.S. Treasury Strips Coupon	2.100	(h)	11/15/35	27,600	17,140,400
U.S. Treasury Strips Coupon	2.264	(h)	08/15/40	27,600	14,628,745

TOTAL U.S. TREASURY OBLIGATIONS (cost $707,402,573)					698,258,014

				Shares
PREFERRED STOCKS

Banking
Citigroup Capital XIII, (Capital Security, fixed to floating preferred) 7.257%(a)				22,000	572,220
State Street Corp., 5.350%(a)				315,000	8,432,550

TOTAL PREFERRED STOCKS (cost $8,425,000)					9,004,770

TOTAL LONG-TERM INVESTMENTS (cost $19,140,208,399)					19,320,119,397

SHORT-TERM INVESTMENTS 4.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(n)				27,097,273	252,004,637
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(n)				162,700,057	162,700,057
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $531,130,666; includes $530,871,384 of cash collateral for securities on loan)(n)(o)				531,114,321	531,220,544

TOTAL SHORT-TERM INVESTMENTS(Note 3) (cost $946,942,404)					945,925,238

TOTAL INVESTMENTS 106.1% (cost $20,087,150,803)(Note 5)					20,266,044,635
Liabilities in excess of other assets(p) (6.1)%					(1,171,126,016)

NET ASSETS 100.0%					$19,094,918,619

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	91

Portfolio of Investments (continued)

as of October 31, 2016

ABS—Asset-Backed Security

AID—Agency for International Development

ARM—Adjustable Rate Mortgage

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

CAS—Connecticut Avenue Securities

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage Backed Securities Index

CMM—Constant Maturity Mortgage

CMT—Constant Maturity Treasury Yield

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

GO—General Obligation

IO—Interest Only (Principal amount represents notional)

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

PIK—Payment-in-Kind

REMICS—Real Estate Mortgage Investment Conduit Security

SONIA—Sterling Overnight Index Average

STACR—Structured Agency Credit Risk

STIBOR—Stockholm Interbank Offered Rate

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To-Be-Announced

TELBOR—Tel Aviv Interbank Offered Rate

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

See Notes to Financial Statements.

92

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2016.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $669,446,633 and 3.5% of net assets.
(c)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(d)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.
(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $519,990,851; cash collateral of $530,871,384 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $284,877,175. The aggregate value, $289,316,186, is approximately 1.5% of net assets.
(g)	Represents issuer in default on interest payments. Non-income producing security.
(h)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(i)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.
(j)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(k)	Less than $500 par.
(l)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(m)	Interest rate not available as of October 31, 2016.
(n)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund, the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(o)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(p)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Total Return Bond Fund	93

Portfolio of Investments (continued)

as of October 31, 2016

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
7,449	90 Day Sterling	Dec. 2016	$908,184,132	$908,023,244	$(160,888)
57,452	5 Year U.S. Treasury Notes	Dec. 2016	6,976,665,207	6,940,022,063	(36,643,144)
7,432	10 Year U.S. Treasury Notes	Dec. 2016	967,806,180	963,373,000	(4,433,180)
11,453	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	2,125,605,056	2,015,012,188	(110,592,868)
522	10 Year Euro-Bund	Dec. 2016	92,899,629	92,927,976	28,347

					(151,801,733)

	Short Positions:
2,020	2 Year U.S. Treasury Notes	Dec. 2016	440,777,574	440,644,063	133,511
1,538	20 Year U.S. Treasury Bonds	Dec. 2016	256,728,391	250,261,438	6,466,953
203	30 Year Euro Buxl	Dec. 2016	40,089,568	40,085,230	4,338

					6,604,802

					$(145,196,931)

U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $111,044,091 have been segregated with JPMorgan Chase to cover requirements for open futures contracts at October 31, 2016.

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Bank of America	AUD	7,412	$5,639,855	$5,627,623	$(12,232)
Expiring 01/13/17	Bank of America	AUD	5,960	4,536,085	4,525,397	(10,688)
Expiring 01/13/17	Citigroup Global Markets	AUD	90,227	68,053,376	68,508,905	455,529
Expiring 01/13/17	Goldman Sachs & Co.	AUD	5,979	4,536,083	4,539,447	3,364
Expiring 01/13/17	JPMorgan Chase	AUD	7,411	5,639,855	5,626,869	(12,986)
Brazilian Real,
Expiring 11/03/16	Goldman Sachs & Co.	BRL	18,207	5,592,636	5,698,582	105,946
Expiring 11/03/16	Goldman Sachs & Co.	BRL	17,615	5,388,414	5,513,344	124,930
Expiring 11/03/16	Hong Kong & Shanghai Bank	BRL	35,873	11,238,394	11,227,930	(10,464)
Expiring 12/02/16	Credit Suisse First Boston Corp.	BRL	71,695	22,669,210	22,238,088	(431,122)
Expiring 12/02/16	UBS AG	BRL	27,675	8,758,000	8,584,242	(173,758)
British Pound,
Expiring 01/27/17	Bank of America	GBP	25,546	31,483,534	31,334,257	(149,277)
Expiring 01/27/17	UBS AG	GBP	25,016	30,409,500	30,684,365	274,865

See Notes to Financial Statements.

94

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Canadian Dollar,
Expiring 01/13/17	Citigroup Global Markets	CAD	23,643	$17,975,963	$17,638,217	$(337,746)
Expiring 01/13/17	UBS AG	CAD	5,508	4,151,020	4,109,243	(41,777)
Colombian Peso,
Expiring 11/10/16	Bank of America	COP	10,917,880	3,739,000	3,625,053	(113,947)
Euro,
Expiring 01/27/17	Goldman Sachs & Co.	EUR	2,324	2,560,512	2,562,408	1,896
Indian Rupee,
Expiring 12/09/16	Citigroup Global Markets	INR	567,573	8,429,724	8,448,647	18,923
Expiring 01/20/17	Citigroup Global Markets	INR	563,860	8,336,190	8,341,647	5,457
Expiring 01/20/17	Goldman Sachs & Co.	INR	612,008	9,072,169	9,053,950	(18,219)
Expiring 01/20/17	Goldman Sachs & Co.	INR	611,245	9,048,250	9,042,662	(5,588)
Indonesian Rupiah,
Expiring 11/22/16	Citigroup Global Markets	IDR	97,360,606	7,370,220	7,440,492	70,272
Expiring 11/22/16	UBS AG	IDR	116,863,716	8,948,217	8,930,959	(17,258)
Expiring 01/20/17	Citigroup Global Markets	IDR	119,238,743	9,048,250	9,025,061	(23,189)
Malaysian Ringgit,
Expiring 11/10/16	UBS AG	MYR	10,306	2,497,755	2,455,368	(42,387)
Expiring 12/09/16	JPMorgan Chase	MYR	46,388	11,216,922	11,034,289	(182,633)
Expiring 12/21/16	Bank of America	MYR	37,188	8,950,114	8,841,277	(108,837)
Expiring 12/21/16	Credit Suisse First Boston Corp.	MYR	57,618	13,934,283	13,698,580	(235,703)
Mexican Peso,
Expiring 01/20/17	Goldman Sachs & Co.	MXN	123,462	6,447,125	6,473,193	26,068
Expiring 01/20/17	JPMorgan Chase	MXN	25,998	1,364,038	1,363,080	(958)
Expiring 01/24/17	Goldman Sachs & Co.	MXN	17,805	947,318	933,118	(14,200)
New Taiwanese Dollar,
Expiring 12/15/16	Bank of America	TWD	347,021	11,111,775	11,007,185	(104,590)
New Zealand Dollar,
Expiring 01/13/17	Goldman Sachs & Co.	NZD	9,295	6,553,750	6,628,696	74,946
Expiring 01/13/17	UBS AG	NZD	12,636	9,072,169	9,011,446	(60,723)
Norwegian Krone,
Expiring 01/25/17	UBS AG	NOK	215,185	26,394,590	26,050,724	(343,866)
Peruvian Nuevo Sol,
Expiring 12/09/16	Citigroup Global Markets	PEN	19,906	5,858,156	5,890,586	32,430
Philippine Peso,
Expiring 01/20/17	Citigroup Global Markets	PHP	321,476	6,622,907	6,631,993	9,086
Polish Zloty,
Expiring 01/25/17	Goldman Sachs & Co.	PLN	87,257	22,143,070	22,204,927	61,857

See Notes to Financial Statements.

Prudential Total Return Bond Fund	95

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Russian Ruble,
Expiring 12/09/16	Credit Suisse First Boston Corp.	RUB	1,089,616	$17,185,564	$17,009,024	$(176,540)
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	12,409	8,973,538	8,921,896	(51,642)
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	47,730	3,297,865	3,486,097	188,232
Expiring 01/13/17	Citigroup Global Markets	ZAR	33,360	2,400,000	2,436,543	36,543
Expiring 01/13/17	Hong Kong & Shanghai Bank	ZAR	33,514	2,319,635	2,447,813	128,178
Thai Baht,
Expiring 11/22/16	Citigroup Global Markets	THB	197,469	5,657,642	5,639,559	(18,083)
Expiring 01/20/17	Citigroup Global Markets	THB	392,040	10,927,184	11,189,754	262,570
Expiring 01/20/17	Citigroup Global Markets	THB	392,033	10,956,751	11,189,540	232,789
Turkish Lira,
Expiring 11/18/16	Citigroup Global Markets	TRY	36,963	12,434,401	11,900,289	(534,112)

				$499,891,009	$498,772,365	(1,118,644)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Goldman Sachs & Co.	AUD	12,047	$9,130,962	$9,147,017	$(16,055)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	8,681	6,553,750	6,591,187	(37,437)
Brazilian Real,
Expiring 11/03/16	Credit Suisse First Boston Corp.	BRL	71,695	22,869,147	22,439,856	429,291
British Pound,
Expiring 01/27/17	UBS AG	GBP	198,462	241,250,218	243,430,826	(2,180,608)
Canadian Dollar,
Expiring 01/13/17	Bank of America	CAD	11,913	8,987,981	8,887,514	100,467
Expiring 01/13/17	Goldman Sachs & Co.	CAD	12,319	9,217,227	9,190,254	26,973
Expiring 01/13/17	Goldman Sachs & Co.	CAD	12,079	9,072,169	9,010,698	61,471
Expiring 01/13/17	Goldman Sachs & Co.	CAD	11,923	8,987,982	8,894,830	93,152
Expiring 01/13/17	UBS AG	CAD	12,169	9,122,855	9,078,382	44,473
Chinese Renminbi,
Expiring 01/26/17	Citigroup Global Markets	CNH	36,320	5,322,790	5,346,142	(23,352)
Colombian Peso,
Expiring 01/23/17	Citigroup Global Markets	COP	9,136,913	3,064,022	3,002,326	61,696

See Notes to Financial Statements.

96

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Euro,
Expiring 01/27/17	Goldman Sachs & Co.	EUR	233,170	$254,892,457	$257,041,009	$(2,148,552)
Expiring 01/27/17	Goldman Sachs & Co.	EUR	7,418	8,125,249	8,177,513	(52,264)
Expiring 01/27/17	JPMorgan Chase	EUR	7,351	8,042,985	8,103,072	(60,087)
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	5,286,646	18,938,369	18,825,296	113,073
Japanese Yen,
Expiring 01/27/17	Citigroup Global Markets	JPY	1,189,310	11,399,500	11,383,971	15,529
Expiring 01/27/17	Goldman Sachs & Co.	JPY	1,157,834	11,022,474	11,082,685	(60,211)
Expiring 01/27/17	UBS AG	JPY	773,322	7,443,981	7,402,169	41,812
Malaysian Ringgit,
Expiring 12/21/16	Citigroup Global Markets	MYR	76,227	18,096,500	18,122,691	(26,191)
New Taiwanese Dollar,
Expiring 12/15/16	Citigroup Global Markets	TWD	232,707	7,428,800	7,381,262	47,538
Expiring 12/15/16	UBS AG	TWD	289,599	9,106,874	9,185,807	(78,933)
Expiring 12/15/16	UBS AG	TWD	120,580	3,794,500	3,824,680	(30,180)
New Zealand Dollar,
Expiring 01/13/17	Bank of America	NZD	6,231	4,383,945	4,444,055	(60,110)
Expiring 01/13/17	Bank of America	NZD	307	215,755	218,824	(3,069)
Expiring 01/13/17	Goldman Sachs & Co.	NZD	6,234	4,383,943	4,445,930	(61,987)
Expiring 01/13/17	UBS AG	NZD	6,146	4,318,512	4,382,933	(64,421)
Norwegian Krone,
Expiring 01/25/17	Goldman Sachs & Co.	NOK	109,981	13,280,900	13,314,514	(33,614)
Philippine Peso,
Expiring 11/29/16	Citigroup Global Markets	PHP	216,581	4,464,200	4,472,281	(8,081)
Expiring 01/20/17	Citigroup Global Markets	PHP	104,900	2,145,637	2,164,073	(18,436)
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	18,653	13,698,981	13,411,331	287,650
Expiring 12/21/16	Citigroup Global Markets	SGD	12,379	8,973,538	8,900,862	72,676
Expiring 12/21/16	Citigroup Global Markets	SGD	7,832	5,639,855	5,630,970	8,885
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	5,616	4,118,255	4,037,806	80,449
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	5,615	4,118,256	4,037,333	80,923
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	5,531	4,056,789	3,976,928	79,861
Expiring 12/21/16	JPMorgan Chase	SGD	7,832	5,639,855	5,631,319	8,536
Expiring 12/21/16	UBS AG	SGD	12,537	9,023,768	9,014,334	9,434
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	795,490	54,543,537	58,100,909	(3,557,372)
Swedish Krona,
Expiring 01/25/17	Citigroup Global Markets	SEK	80,066	9,072,168	8,904,858	167,310
Expiring 01/25/17	Citigroup Global Markets	SEK	40,257	4,536,085	4,477,363	58,722
Expiring 01/25/17	UBS AG	SEK	40,327	4,536,083	4,485,146	50,937

See Notes to Financial Statements.

Prudential Total Return Bond Fund	97

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Swiss Franc,
Expiring 01/27/17	Barclays Capital Group	CHF	12,374	$12,572,232	$12,571,708	$524
Expiring 01/27/17	Goldman Sachs & Co.	CHF	75,592	76,467,782	76,801,661	(333,879)
Turkish Lira,
Expiring 11/18/16	Citigroup Global Markets	TRY	37,292	12,369,612	12,006,139	363,473
Expiring 11/18/16	Goldman Sachs & Co.	TRY	17,225	5,592,636	5,545,696	46,940

				$960,023,116	$966,526,160	(6,503,044)

						$(7,621,688)

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/13/17	Buy	EUR	8,373	ZAR	129,667	$(246,050)	Goldman Sachs & Co.
01/13/17	Buy	ZAR	38,200	EUR	2,409	136,639	Goldman Sachs & Co.
01/25/17	Buy	HUF	1,187,308	EUR	3,864	(30,851)	Citigroup Global Markets
01/25/17	Buy	NOK	106,055	SEK	115,717	(30,628)	Bank of America
11/18/16	Buy	TRY	16,036	EUR	4,697	3,168	Citigroup Global Markets

						$(167,722)

Credit default swap agreements outstanding at October 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(5)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC packaged credit default swaps on credit indices—Buy Protection(1)*:
CDX.EM.25.V1	06/20/21	1.000%	50,000	N/A	$2,967,426	$(51,389)	$3,018,815	Deutsche Bank AG
CDX.EM.25.V1	06/20/21	1.000%	50,000	N/A	2,967,426	(51,389)	3,018,815	Deutsche Bank AG

					$5,934,852	$(102,778)	$6,037,630

See Notes to Financial Statements.

98

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC packaged credit default swaps on sovereign issues—Sell Protection(2)*:
Bolivarian Republic of Venezuela	06/20/21	1.000%	2,500	39.320%	$(1,581,775)	$(3,680)	$(1,578,095)	Deutsche Bank AG
Bolivarian Republic of Venezuela	06/20/21	1.000%	2,500	39.320%	(1,581,775)	(2,430)	(1,579,345)	Deutsche Bank AG
Federation of Malaysia	06/20/21	1.000%	1,500	1.011%	1,025	(2,208)	3,233	Deutsche Bank AG
Federation of Malaysia	06/20/21	1.000%	1,500	1.011%	1,025	(1,458)	2,483	Deutsche Bank AG
Federation of Russia	06/20/21	1.000%	6,500	2.035%	(286,460)	(9,570)	(276,890)	Deutsche Bank AG
Federation of Russia	06/20/21	1.000%	6,500	2.035%	(286,460)	(6,320)	(280,140)	Deutsche Bank AG
Federative Republic of Brazil	06/20/21	1.000%	5,500	2.469%	(343,642)	(8,097)	(335,545)	Deutsche Bank AG
Federative Republic of Brazil	06/20/21	1.000%	5,500	2.469%	(343,642)	(5,347)	(338,295)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	2,000	0.999%	2,463	(2,945)	5,408	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	2,000	0.999%	2,463	(1,945)	4,408	Deutsche Bank AG
Republic of Chile	06/20/21	1.000%	2,000	0.813%	19,072	(2,945)	22,017	Deutsche Bank AG
Republic of Chile	06/20/21	1.000%	2,000	0.813%	19,072	(1,945)	21,017	Deutsche Bank AG
Republic of Colombia	06/20/21	1.000%	3,500	1.583%	(85,922)	(5,153)	(80,769)	Deutsche Bank AG
Republic of Colombia	06/20/21	1.000%	3,500	1.583%	(85,922)	(3,403)	(82,519)	Deutsche Bank AG
Republic of Indonesia	06/20/21	1.000%	3,500	1.400%	(57,456)	(5,153)	(52,303)	Deutsche Bank AG
Republic of Indonesia	06/20/21	1.000%	3,500	1.400%	(57,456)	(3,403)	(54,053)	Deutsche Bank AG
Republic of Panama	06/20/21	1.000%	1,500	1.179%	(10,220)	(2,208)	(8,012)	Deutsche Bank AG
Republic of Panama	06/20/21	1.000%	1,500	1.179%	(10,220)	(1,458)	(8,762)	Deutsche Bank AG
Republic of Peru	06/20/21	1.000%	2,500	0.914%	12,587	(3,680)	16,267	Deutsche Bank AG
Republic of Peru	06/20/21	1.000%	2,500	0.914%	12,587	(2,430)	15,017	Deutsche Bank AG

See Notes to Financial Statements.

Prudential Total Return Bond Fund	99

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC packaged credit default swaps on sovereign issues—Sell Protection(2)* (cont’d.):
Republic of Philippines	06/20/21	1.000%	2,000	1.041%	$(1,345)	$(2,945)	$1,600	Deutsche Bank AG
Republic of Philippines	06/20/21	1.000%	2,000	1.041%	(1,345)	(1,945)	600	Deutsche Bank AG
Republic of South Africa	06/20/21	1.000%	4,000	2.225%	(208,551)	(5,889)	(202,662)	Deutsche Bank AG
Republic of South Africa	06/20/21	1.000%	4,000	2.225%	(208,551)	(3,889)	(204,662)	Deutsche Bank AG
Republic of Turkey	06/20/21	1.000%	7,000	2.351%	(401,728)	(10,306)	(391,422)	Deutsche Bank AG
Republic of Turkey	06/20/21	1.000%	7,000	2.351%	(401,728)	(6,806)	(394,922)	Deutsche Bank AG
United Mexican States	06/20/21	1.000%	6,000	1.407%	(101,231)	(5,833)	(95,398)	Deutsche Bank AG
United Mexican States	06/20/21	1.000%	6,000	1.407%	(101,231)	(8,833)	(92,398)	Deutsche Bank AG

					$(6,086,366)	$(122,224)	$(5,964,142)

*	The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought protection on an Emerging Market CDX Index and sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If the packaged deal is closed out early, all of the component swaps terminate.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2016(3)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Sell Protection(2):
CDX.NA.HY.27.V1	12/20/21	5.000%	50,000	$2,206,611	$1,679,750	$(526,861)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	18,000	$(305,715)	$(25,500)	$(280,215)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	18,000	(305,715)	(11,250)	(294,465)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	27,000	(458,572)	315,790	(774,362)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%	44,500	(755,795)	(2,723,918)	1,968,123	Credit Suisse First Boston Corp.

				$(1,825,797)	$(2,444,878)	$619,081

See Notes to Financial Statements.

100

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2016(3)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
American International Group, Inc.	12/20/20	1.000%	25,530	$369,163	$376,031	$6,868
Anadarko Petroleum Corp.	06/20/21	1.000%	23,015	(1,735,106)	(648,332)	1,086,774
AT&T, Inc.	06/20/21	1.000%	53,920	388,604	415,184	26,580
Barrick Gold Corp.	06/20/21	1.000%	20,265	(526,870)	(182,567)	344,303
CIT Group, Inc.	06/20/18	5.000%	63,175	4,038,057	4,539,376	501,319
Devon Energy Corp.	06/20/20	1.000%	5,785	(477,430)	(63,265)	414,165
Eastman Chemical Co.	06/20/21	1.000%	34,085	327,901	379,571	51,670
Ford Motor Co.	06/20/21	5.000%	84,000	14,612,255	12,615,792	(1,996,463)
General Motors Co.	06/20/19	5.000%	25,315	2,849,717	2,686,630	(163,087)

				$19,846,291	$20,118,420	$272,129

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues —Sell Protection(2):
Deutsche Bank AG	12/20/16	1.000%	39,000	1.708%	$7,879	$(253,350)	$261,229	JPMorgan Chase
Husky Energy, Inc.	06/20/20	1.000%	13,690	1.427%	(188,631)	(563,759)	375,128	Morgan Stanley
Kingdom of Saudi Arabia	12/20/21	1.000%	3,700	1.323%	(54,282)	(70,319)	16,037	Barclays Capital Group
Kingdom of Spain	12/20/20	1.000%	99,235	0.610%	1,674,081	(22,052)	1,696,133	JPMorgan Chase
People’s Republic of China	03/20/22	1.000%	20,000	1.141%	(119,989)	(315,815)	195,826	Deutsche Bank AG
Petroleo Brasileiro SA	06/20/18	1.000%	29,510	1.828%	(360,189)	(2,262,671)	1,902,482	Morgan Stanley
Republic of Indonesia	12/20/21	1.000%	49,750	1.529%	(1,210,598)	(1,167,237)	(43,361)	Citigroup Global Markets
Republic of Ireland	06/20/23	1.000%	13,000	0.771%	200,742	176,252	24,490	Goldman Sachs & Co.
Republic of Italy	06/20/17	1.000%	10,000	0.52%	42,363	51,691	(9,328)	Goldman Sachs & Co.
Republic of Italy	12/20/18	1.000%	10,000	1.287%	(101,623)	71,446	(173,069)	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	29,050	1.251%	(238,248)	134,779	(373,027)	JPMorgan Chase
Republic of Italy	09/20/20	1.000%	15,500	1.251%	(127,120)	44,649	(171,769)	JPMorgan Chase
Republic of Italy	06/20/21	1.000%	25,000	1.376%	(382,134)	(331,366)	(50,768)	JPMorgan Chase

					$(857,749)	$(4,507,752)	$3,650,003

See Notes to Financial Statements.

Prudential Total Return Bond Fund	101

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(b):
Citigroup Commercial Mortgage Trust	11/22/16	1.500%	5,097	$7,005	$—	$7,005	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust	11/22/16	1.500%	1,710	2,351	—	2,351	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	1,048	1,441	—	1,441	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	6,492	8,923	—	8,923	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	6,956	9,560	—	9,560	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	2,507	3,446	—	3,446	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	913	1,255	—	1,255	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	848	1,166	—	1,166	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	1,778	2,444	—	2,444	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	11/22/16	1.500%	1,512	2,078	—	2,078	Goldman Sachs & Co.
Federal Home Loan Mortgage Corporation	11/02/16	1.500%	5,706	8,052	—	8,052	Goldman & Sachs Co.
Federal Home Loan Mortgage Corporation	11/02/16	1.500%	2,464	3,490	—	3,490	Goldman Sachs & Co.
Federal Home Loan Mortgage Corporation	11/02/16	1.500%	1,815	2,571	—	2,571	Goldman Sachs & Co.
Federal Home Loan Mortgage Corporation	11/02/16	1.500%	20,749	29,390	—	29,390	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	6,492	8,923	—	8,923	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	2,374	3,263	—	3,263	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	1,378	1,894	—	1,894	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	1,445	1,986	—	1,986	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	2,174	2,988	—	2,988	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	6,757	9,287	—	9,287	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	2,771	3,809	—	3,809	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	2,574	3,538	—	3,538	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	913	1,255	—	1,255	Goldman Sachs & Co.

See Notes to Financial Statements.

102

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(b) (cont’d.):
JPMBB Commercial Mortgage Securities Trust	11/22/16	1.500%	980	$1,347	$—	$1,347	Goldman & Sachs Co.
JPMBB Commercial Mortgage Securities Trust	11/22/16	1.500%	3,303	4,540	—	4,540	Goldman Sachs & Co.
JPMorgan Chase Commercial Mortgage Securities Trust	11/22/16	1.500%	913	1,255	—	1,255	Goldman Sachs & Co.
LNR CDO Ltd.	11/11/16	1.500%	27,688	43,175	—	43,175	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	1,512	2,079	—	2,079	Goldman & Sachs Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	1,312	1,804	—	1,804	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	980	1,347	—	1,347	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	6,623	9,103	—	9,103	Goldman Sachs & Co.
UBS-Barclays Commercial Mortgage Trust	11/22/16	1.500%	715	983	—	983	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/22/16	1.500%	980	1,347	—	1,347	Goldman & Sachs Co.
WF-RBS Commercial Mortgage Trust	11/22/16	1.500%	848	1,166	—	1,166	Goldman Sachs & Co.
WFCG Commercial Mortgage Trust	11/22/16	1.500%	4,766	6,550	—	6,550	Goldman Sachs & Co.

				$194,811	$—	$194,811

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	103

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

(3)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
4,243	3 Month LIBOR	EUR	3,600	3 Month EURIBOR minus 21.25 bps	Citigroup Global Markets	01/16/17	$290,778	$—	$290,778
3,758	3 Month LIBOR	EUR	3,240	3 Month EURIBOR minus 24.50 bps	Citigroup Global Markets	01/16/17	206,913	—	206,913
2,247	3 Month LIBOR plus 432 bps	JPY	175,000	3.450%	Citigroup Global Markets	03/24/17	568,774	53,984	514,790
1,969	3 Month LIBOR plus 208 bps	EUR	1,610	4.250%	Citigroup Global Markets	07/14/17	148,761	(182,593)	331,354
3,030	3 Month LIBOR plus 220 bps	EUR	2,485	4.250%	Citigroup Global Markets	07/14/17	223,508	(258,836)	482,344
16,667	3 Month LIBOR	JPY	1,700,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	448,259	—	448,259
5,141	3 Month LIBOR	EUR	4,470	3 Month EURIBOR minus 25 bps	Goldman Sachs & Co.	01/20/17	230,584	—	230,584
8,398	3 Month LIBOR	JPY	1,000,000	3 Month JPY LIBOR minus 43.25 bps	Hong Kong & Shanghai Bank	02/10/17	(1,137,065)	—	(1,137,065)
1,993	3 Month LIBOR	EUR	1,550	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	291,371	—	291,371
1,150	3 Month LIBOR	EUR	1,000	3 Month EURIBOR minus 25 bps	JPMorgan Chase	01/20/17	51,687	—	51,687
109,730	3 Month LIBOR	EUR	95,500	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	5,128,190	—	5,128,190
1,351	1 Month LIBOR plus 88 bps	MXN	20,000	28 Day Mexican Interbank Rate	JPMorgan Chase	03/08/17	292,522	—	292,522
1,700	3 Month LIBOR	JPY	200,000	3 Month JPY LIBOR minus 46.75 bps	JPMorgan Chase	05/03/17	(208,036)	—	(208,036)

See Notes to Financial Statements.

104

Currency swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements (cont’d.):
65,308	3 Month LIBOR	EUR	58,500	3 Month EURIBOR minus 37.00 bps	JPMorgan Chase	10/17/17	$1,059,915	$—	$1,059,915
4,138	3 Month LIBOR plus 54.25 bps		JPY 500,000	0.155%	JPMorgan Chase	10/26/17	(648,678)	—	(648,678)
25,668	3 Month LIBOR		EUR 23,000	3 Month EURIBOR minus 38.15 bps	JPMorgan Chase	04/27/19	418,024	—	418,024
12,037	3 Month LIBOR		EUR 10,800	(0.613)%	JPMorgan Chase	02/22/20	241,259	—	241,259
15,624	3 Month LIBOR		EUR 14,000	3 Month EURIBOR minus 44.30 bps	JPMorgan Chase	04/27/21	280,157	—	280,157
7,865	3 Month LIBOR		EUR 7,000	(0.443)%	JPMorgan Chase	08/22/21	155,850	—	155,850

							$8,042,773	$(387,445)	$8,430,218

Forward rate agreements outstanding at October 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate agreements(b):
641,800	11/21/16	1.765%	10 Year CMT(2)	$(500,441)	$—	$(500,441)	Citigroup Global Markets
651,900	11/25/16	1.785%	10 Year CMT(2)	(387,838)	—	(387,838)	Citigroup Global Markets
641,800	11/21/16	2.790%	CMM 102(2)	438,349	—	438,349	Citigroup Global Markets
651,900	11/25/16	2.800%	CMM 102(2)	387,881	—	387,881	Citigroup Global Markets

				$(62,049)	$—	$(62,049)

Interest rate swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	41,160	10/26/18	1.765%	3 Month BBSW(1)	$186	$(6,499)	$(6,685)
AUD	60,370	10/27/18	1.793%	3 Month BBSW(1)	218	(32,345)	(32,563)
AUD	33,540	10/26/21	2.115%	6 Month BBSW(2)	218	(62,150)	(62,368)
AUD	159,130	10/27/21	2.173%	6 Month BBSW(2)	(32,322)	26,687	59,009
AUD	49,690	10/27/21	2.125%	6 Month BBSW(2)	268	(77,225)	(77,493)
AUD	8,790	10/26/26	2.365%	6 Month BBSW(1)	163	50,858	50,695
AUD	13,120	10/27/26	2.355%	6 Month BBSW(1)	187	85,788	85,601

See Notes to Financial Statements.

Prudential Total Return Bond Fund	105

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
CAD	270,650	10/26/18	0.904%	3 Month Canadian Banker’s Acceptance(2)	$(1,879)	$14,362	$16,241
EUR	9,900	08/01/19	0.346%	1 Day EONIA(1)	113	(228,440)	(228,553)
EUR	49,150	09/20/21	(0.353%)	1 Day EONIA(1)	389	317,269	316,880
EUR	34,300	06/20/24	(0.050%)	1 Day EONIA(1)	446	194,300	193,854
EUR	40,225	09/13/24	(0.104%)	1 Day EONIA(1)	493	548,847	548,354
EUR	74,300	08/15/25	0.395%	6 Month EURIBOR(1)	757	(71,564)	(72,321)
EUR	48,680	02/23/26	0.324%	1 Day EONIA(1)	(628,614)	(810,980)	(182,366)
EUR	85,310	05/09/31	1.587%	6 Month EURIBOR(2)	1,494	1,492,808	1,491,314
EUR	6,450	06/28/32	0.785%	6 Month EURIBOR(2)	264	(80,739)	(81,003)
EUR	9,700	10/26/35	1.248%	1 Day EONIA(1)	306	(916,971)	(917,277)
EUR	4,775	03/04/36	0.865%	1 Day EONIA(1)	(2,840)	(116,604)	(113,764)
EUR	2,200	04/11/36	0.962%	6 Month EURIBOR(1)	205	(3,080)	(3,285)
EUR	27,530	07/04/42	1.001%	6 Month EURIBOR(2)	711	58,056	57,345
EUR	53,620	05/09/46	1.357%	6 Month EURIBOR(1)	1,281	(998,264)	(999,545)
GBP	25,500	02/23/21	0.639%	1 Day SONIA(1)	357	(341,567)	(341,924)
GBP	3,000	06/07/21	1.620%	1 Day SONIA(1)	203	(213,857)	(214,060)
JPY	1,660,000	04/01/26	—(3)	—(3)	123	30,142	30,019
MXN	163,300	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	(2,821)	(67,452)	(64,631)
MXN	185,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	57	(88,071)	(88,128)
MXN	159,300	08/20/19	5.110%	28 Day Mexican Interbank Rate(2)	(30,946)	(176,005)	(145,059)
MXN	295,100	02/06/20	5.310%	28 Day Mexican Interbank Rate(2)	85	(304,833)	(304,918)
MXN	425,000	06/24/21	5.520%	28 Day Mexican Interbank Rate(2)	111	(545,715)	(545,826)
MXN	108,800	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	55	49,977	49,922
MXN	175,900	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(21,758)	(153,494)	(131,736)
MXN	250,000	12/24/24	6.010%	28 Day Mexican Interbank Rate(2)	(11,676)	(344,797)	(333,121)
MXN	311,700	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	93,753	(669,777)	(763,530)
MXN	1,151,900	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	501	(318,706)	(319,207)
MXN	46,600	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	40	(66,842)	(66,882)

See Notes to Financial Statements.

106

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
NOK	466,310	11/01/26	1.650%	6 Month NIBOR(2)	$426	$(13,079)	$(13,505)
NZD	98,735	11/01/26	2.835%	3 Month BBR(2)	616	16,441	15,825
PLN	781,500	10/27/21	2.050%	6 Month WIBOR(2)	(67,831)	(587,446)	(519,615)
SEK	365,500	10/27/26	0.700%	3 Month STIBOR(2)	312	(346,574)	(346,886)
	1,478,380	11/02/16	0.426%	1 Day USOIS(1)	1,510	(48,552)	(50,062)
	4,354,900	12/14/16	0.414%	1 Day USOIS(1)	4,070	77,564	73,494
	1,807,730	02/18/17	0.466%	1 Day USOIS(1)	1,777	36,852	35,075
	831,330	08/19/17	0.524%	1 Day USOIS(1)	899	303,924	303,025
	3,488,530	09/09/17	0.539%	1 Day USOIS(1)	466,847	2,081,831	1,614,984
	940,620	10/21/17	0.590%	1 Day USOIS(1)	1,271	314,753	313,482
	931,420	11/01/17	0.639%	1 Day USOIS(1)	2,245	(137,296)	(139,541)
	580,000	09/30/18	0.655%	1 Day USOIS(1)	1,617	850,983	849,366
	199,390	09/30/18	0.747%	1 Day USOIS(1)	598	(27,684)	(28,282)
	482,320	11/01/18	1.075%	3 Month LIBOR(2)	1,255	(119,044)	(120,299)
	391,400	11/01/21	1.338%	3 Month LIBOR(1)	1,759	(13,543)	(15,302)
	1,510,375	12/31/21	1.370%	3 Month LIBOR(1)	8,397	(2,080,619)	(2,089,016)
	953,800	05/31/22	2.237%	3 Month LIBOR(1)	(992,535)	(44,198,195)	(43,205,660)
	696,950	05/31/22	1.741%	3 Month LIBOR(1)	4,882,980	(13,516,852)	(18,399,832)
	677,300	08/31/22	2.013%	3 Month LIBOR(1)	(2,037,979)	(23,512,892)	(21,474,913)
	230,700	08/31/22	1.788%	3 Month LIBOR(1)	1,395	(5,060,241)	(5,061,636)
	193,200	11/30/22	1.982%	3 Month LIBOR(1)	1,193	(6,354,704)	(6,355,897)
	138,600	12/31/22	1.409%	3 Month LIBOR(1)	907	171,282	170,375
	133,800	12/31/22	1.416%	3 Month LIBOR(1)	880	108,476	107,596
	107,800	12/31/22	1.405%	3 Month LIBOR(1)	738	158,712	157,974
	75,200	12/31/22	1.406%	3 Month LIBOR(1)	561	104,098	103,537
	72,000	12/31/22	1.495%	3 Month LIBOR(1)	543	(282,808)	(283,351)
	42,000	12/31/22	1.412%	3 Month LIBOR(1)	380	45,115	44,735
	3,750	12/31/22	1.480%	3 Month LIBOR(1)	170	(11,387)	(11,557)
	105,000	04/05/23	1.424%	3 Month LIBOR(1)	724	187,684	186,960
	160,365	05/31/23	1.578%	3 Month LIBOR(1)	(302,380)	(1,187,745)	(885,365)
	126,600	05/31/23	1.588%	3 Month LIBOR(1)	841	(1,015,144)	(1,015,985)
	112,765	05/31/23	1.394%	3 Month LIBOR(1)	766	489,619	488,853
	112,765	05/31/23	1.395%	3 Month LIBOR(1)	765	481,791	481,026
	111,950	05/31/23	1.513%	3 Month LIBOR(1)	762	(362,507)	(363,269)
	107,725	05/31/23	1.578%	3 Month LIBOR(1)	738	(797,866)	(798,604)
	64,340	05/31/23	1.584%	3 Month LIBOR(1)	501	(499,054)	(499,555)
	250,000	06/02/23	1.540%	3 Month LIBOR(1)	1,966	(1,187,178)	(1,189,144)
	821,503	08/02/23	—(4)	—(4)	32,343	2,077,426	2,045,083
	534,560	08/02/23	—(5)	—(5)	(201,256)	1,259,882	1,461,138
	275,365	08/03/23	—(6)	—(6)	(189,119)	674,599	863,718

See Notes to Financial Statements.

Prudential Total Return Bond Fund	107

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d.):
142,200	08/15/23	1.406%	3 Month LIBOR(1)	$926	$789,149	$788,223
125,000	08/15/23	1.408%	3 Month LIBOR(1)	832	678,030	677,198
62,400	08/15/23	1.034%	1 Day USOIS(1)	491	406,114	405,623
15,500	08/15/23	0.887%	1 Day USOIS(1)	233	247,967	247,734
101,705	11/01/26	1.692%	3 Month LIBOR(2)	893	55,968	55,075
223,095	11/15/41	1.869%	3 Month LIBOR(1)	707,337	7,144,391	6,437,054
44,800	02/15/42	1.369%	1 Day USOIS(1)	961	2,652,132	2,651,171
27,780	09/27/46	1.380%	1 Day USOIS(1)	655	1,850,786	1,850,131

				$1,714,108	$(81,921,724)	$(83,635,832)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
CLP	4,000,000	10/18/18	3.250%	1 Day CLOIS(1)	$6,400	$—	$6,400	BNP Paribas
COP	97,406,000	04/19/17	7.230%	1 Day COOIS(2)	(18,315)	—	(18,315)	JPMorgan Chase
COP	25,450,000	10/19/18	6.050%	1 Day COOIS(1)	26,770	—	26,770	JPMorgan Chase
ILS	70,650	09/19/26	1.600%	3 Month TELBOR(2)	(66,648)	—	(66,648)	Barclays Capital Group
ILS	158,420	10/27/26	1.640%	3 Month TELBOR(2)	(113,859)	(12,498)	(101,361)	Citigroup Global Markets
MXN	208,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	52,283	—	52,283	Credit Suisse First Boston Corp.

					$(113,369)	$(12,498)	$(100,871)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month JPY LIBOR plus 0.875 bps and receives the floating rate of 6 Month JPY LIBOR.
(4)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.5 bps.
(5)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.
(6)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

U.S. Government Agency Obligations and U.S. Treasury Obligations with a combined market value of $336,484,646 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at October 31, 2016.

See Notes to Financial Statements.

108

Total return swap agreements outstanding at October 31, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
JPMorgan Chase	01/12/41	2,527	Pay fixed payment based on 1 Month LIBOR and receive variable payments based on IOS.FN30.500.10 Index	$10,474	$(7,960)	$18,434
Citigroup Global Markets	11/05/16	42,370	Pay variable payments based on 1 Day USOIS plus 25 bps and receive variable payments based on U.S. Treasury Strip	(1,450,226)	—	(1,450,226)
Citigroup Global Markets	11/05/16	17,440	Pay variable payments based on 1 Day USOIS plus 25 bps and receive variable payments based on U.S. Treasury Strip	(558,624)	—	(558,624)
JPMorgan Chase	11/23/16	105,045	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(789,010)	—	(789,010)
JPMorgan Chase	11/23/16	105,130	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(1,077,302)	—	(1,077,302)
JPMorgan Chase	11/23/16	104,845	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(1,098,300)	—	(1,098,300)
JPMorgan Chase	11/23/16	105,055	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(1,100,916)	—	(1,100,916)

See Notes to Financial Statements.

Prudential Total Return Bond Fund	109

Portfolio of Investments (continued)

as of October 31, 2016

Total return swap agreements outstanding at October 31, 2016 (continued):

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (cont’d.):
JPMorgan Chase	11/23/16	105,175	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	$(1,068,327)	$—	$(1,068,327)
JPMorgan Chase	12/08/16	104,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(1,027,919)	—	(1,027,919)
JPMorgan Chase	12/08/16	104,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(1,108,952)	—	(1,108,952)
JPMorgan Chase	12/08/16	104,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(1,186,451)	—	(1,186,451)
JPMorgan Chase	12/08/16	104,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(1,242,932)	—	(1,242,932)
JPMorgan Chase	12/08/16	104,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(1,248,400)	—	(1,248,400)

See Notes to Financial Statements.

110

Total return swap agreements outstanding at October 31, 2016 (continued):

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (cont’d.):
Credit Suisse First Boston Corp.	01/12/41	56,380	Receive fixed payments based on the IOS.FN30.450.10 Index and pay variable payments based on the 1 Month LIBOR	$324,745	$(168,027)	$492,772
Citigroup Global Markets	11/05/16	(35,480)	Receive variable payments based on 1 Day USOIS plus 10 bps and pay variable payments based on U.S. Treasury Bond	2,765,689	—	2,765,689

				$(9,856,451)	$(175,987)	$(9,680,464)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$2,417,252,356	$478,620,228
Non-Residential Mortgage-Backed Securities	—	488,790,829	10,501,260
Residential Mortgage-Backed Securities	—	528,581,368	35,120,935
Bank Loans	—	423,505,250	34,439,867
Commercial Mortgage-Backed Securities	—	1,960,004,356	4,111,431
Corporate Bonds	—	8,668,771,483	—

See Notes to Financial Statements.

Prudential Total Return Bond Fund	111

Portfolio of Investments (continued)

as of October 31, 2016

	Level 1	Level 2	Level 3
Foreign Agencies	$—	$495,625,640	$—
Municipal Bonds	—	160,242,831	—
Residential Mortgage-Backed Securities	—	784,504,902	106,520,150
Sovereign Bonds	—	1,213,674,080	—
U.S. Government Agency Obligations	—	802,589,647	—
U.S. Treasury Obligations	—	698,258,014	—
Preferred Stocks	9,004,770	—	—
Affiliated Mutual Funds	945,925,238	—	—
Other Financial Instruments*
Futures Contracts	(145,196,931)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(7,621,688)	—
OTC Cross Currency Exchange Contracts	—	(167,722)	—
OTC Credit Default Swap Agreements	—	(2,835,060)	194,811
Centrally Cleared Credit Default Swap Agreements	—	(254,732)	—
OTC Currency Swap Agreements	—	8,042,773	—
OTC Forward Rate Agreements	—	—	(62,049)
OTC Interest Rate Swap Agreement	—	(113,369)	—
Centrally Cleared Interest Rate Swap Agreements	—	(83,635,832)	—
OTC Total Return Swap Agreements	—	(9,856,451)	—

Total	$809,733,077	$18,545,358,675	$669,446,633

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Non-Residential Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Credit Default Swap Agreements	Forward Rate Agreements
Balance as of 10/31/15	$—	$42,421,200	$58,811,936	$12,121,105	$5,844,178	$—	$(1,225,560)
Realized gain (loss)	—	—	854,039	37,228	—	—	— ***
Change in unrealized appreciation (depreciation)**	(1,642,385)	2,453	(349,068)	(147,067)	—	194,811	1,163,511
Purchases	480,262,613	10,498,807	56,483,894	33,730,875	4,111,431	—	—
Sales/Paydown	—	—	(40,889,670)	(4,652,451)	—	—	—
Accrued discount/premium	—	—	165,996	16,849	—	—	—
Transfers into Level 3	—	—	111,585,385	5,454,433	—	—	—
Transfers out of Level 3	—	(42,421,200)	(45,021,427)	(12,121,105)	(5,844,178)	—	—

Balance as of 10/31/16	$478,620,228	$10,501,260	$141,641,085	$34,439,867	$4,111,431	$194,811	$(62,049)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $(2,118,613) was relating to securities held at the reporting period end.
***	The realized loss incurred during the period for other financial instruments was $(2,257,684).

See Notes to Financial Statements.

112

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2016	Valuation Methodology	Unobservable Inputs	Range (Weighted Averaged)
Bank Loans	$34,439,867	Market Approach	Single Broker Indicative Quote	$99.00 - $101.50 ($99.42)
Non-Residential Mortgage-Backed Securities	10,501,260	Market Approach	Single Broker Indicative Quote	$100.01
Residential Mortgage-Backed Securities	141,641,085	Market Approach	Single Broker Indicative Quote	$98.25 - $100.00 ($98.90)
Collateralized Loan Obligations	351,370,228	Market Approach	Single Broker Indicative Quote	$99.55 - $109.78 ($101.66)
Collateralized Loan Obligations	127,250,000	Pricing At Cost	Unadjusted Purchase Price	$100.00
Credit Default Swap Agreements	194,811	Market Approach	Single Broker Indicative Quote	$0.1374 - $0.1559 ($0.1421)
Commercial Mortgage-Backed Securities	4,111,431	Pricing At Cost	Unadjusted Purchase Price	$6.93
Forward Rate Agreements	(62,049)	Model Pricing	Forward Rate Volatility & Convexity Adjustment (Range indicates fair values at October 31, 2016)	$(0.08) - $0.07 (0.00)

	$669,446,633

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$12,121,105	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Non-Residential Mortgage-Backed Securities	$42,421,200	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Commercial Mortgage-Backed Securities	$5,844,178	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Residential Mortgage-Backed Securities	$45,021,427	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Bank Loans	$5,454,433	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$111,585,385	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Collateralized Loan Obligations	15.2%
Commercial Mortgage-Backed Securities	10.3
Banks	10.0
Residential Mortgage-Backed Securities	7.6
Sovereign Bonds	6.4
Affiliated Mutual Funds (including 2.8% of collateral for securities on loan)	4.9
U.S. Government Agency Obligations	4.2
U.S. Treasury Obligations	3.7
Electric	3.2
Media	3.1%
Non-Residential Mortgage-Backed Securities	2.6
Foreign Agencies	2.6
Healthcare-Services	1.9
Pharmaceuticals	1.9
Software	1.7
Telecommunications	1.6
Multi-National	1.6
Retail	1.5

See Notes to Financial Statements.

Prudential Total Return Bond Fund	113

Portfolio of Investments (continued)

as of October 31, 2016

Industry (cont’d.)
Diversified Financial Services	1.3%
Auto Manufacturers	1.3
Insurance	1.2
Food	1.1
Oil & Gas	1.1
Chemicals	0.9
Commercial Services	0.9
Municipal Bonds	0.8
Real Estate Investment Trusts (REITs)	0.8
Mining	0.8
Technology	0.8
Pipelines	0.8
Computers	0.8
Transportation	0.7
Home Builders	0.7
Entertainment	0.6
Lodging	0.6
Building Materials	0.6
Healthcare-Products	0.6
Semiconductors	0.6
Airlines	0.5
Auto Parts & Equipment	0.5
Retailers	0.3
Agriculture	0.3

Beverages	0.3%
Biotechnology	0.3
Miscellaneous Manufacturing	0.3
Healthcare & Pharmaceutical	0.3
Aerospace & Defense	0.2
Packaging & Containers	0.2
Gas	0.2
Forest Products & Paper	0.2
Trucking & Leasing	0.2
Media & Entertainment	0.2
Electronics	0.1
Leisure Time	0.1
Machinery-Diversified	0.1
Consumer	0.1
Household Products	0.1
Office & Business Equipment	0.1
Housewares	0.1
Supermarkets	0.1
Iron/Steel	0.1
Foods	0.1
Capital Goods	0.1

106.1
Liabilities in excess of other assets	(6.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$794,607		Premiums received for OTC swap agreements	$7,972,239
Credit contracts	Unrealized appreciation on OTC swap agreements	12,763,939		Unrealized depreciation on OTC swap agreements	8,226,556
Credit contracts	Due from/to broker—variation margin centrally cleared swaps	2,431,679	*	Due from/to broker—variation margin centrally cleared swaps	2,686,411	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency contracts	4,465,676		Unrealized depreciation on OTC forward foreign currency contracts	12,087,364

See Notes to Financial Statements.

114

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$139,807		Unrealized depreciation on OTC cross currency exchange contracts	$307,529
Interest rate contracts	Due from/to broker—variation margin futures	6,633,149	*	Due from/to broker—variation margin futures	151,830,080	*
Interest rate contracts	Due from/to broker—variation margin centrally cleared swaps	25,327,689	*	Due from/to broker—variation margin centrally cleared swaps	108,963,521	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	13,786,345		Unrealized depreciation on OTC swap agreements	15,137,462
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	826,230		Unrealized depreciation on OTC forward rate agreements	888,279
Interest rate contracts	Premiums paid for OTC swap agreements	53,984		Premiums received for OTC swap agreements	629,914

Total		$67,223,105			$308,729,355

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(5,620,335)	$2,843,733	$—	$—	$—	$(533,630)	$(3,310,232)
Foreign exchange contracts	—	—	—	(29,946,991)	—	—	(29,946,991)
Interest rate contracts	(8,685,377)	3,374,074	402,320,384	—	(172,472)	(35,112,920)	361,723,689

	$(14,305,712)	$6,217,807	$402,320,384	$(29,946,991)	$(172,472)	$(35,646,550)	$328,466,466

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	115

Portfolio of Investments (continued)

as of October 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$249,805	$237,567	$—	$—	$—	$6,528,730	$7,016,102
Foreign exchange contracts	—	—	—	(12,044,280)	—	—	(12,044,280)
Interest rate contracts	(5,101,283)	(931,991)	(157,974,456)	—	1,163,511	(64,139,905)	(226,984,124)

	$(4,851,478)	$(694,424)	$(157,974,456)	$(12,044,280)	$1,163,511	$(57,611,175)	$(232,012,302)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2016, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$8,221,688	$4,090,056,000	$9,142,074,275	$2,221,996,896	$592,344,401

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(2)	Forward Rate Agreements(4)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements— Buy Protection(4)
$1,016,754,938	$130,265,132	$848,640,000	$11,114,047,000	$74,880,000

Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Total Return Swap Agreements(4)
$824,442,000	$370,909,000	$684,314,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

See Notes to Financial Statements.

116

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Bank of America	$388,117	$(388,117)	$—	$—
Barclays Capital Group	16,561	(16,561)	—	—
BNP Paribas	6,400	—	(6,400)	—
Citigroup Global Markets	7,695,983	(7,695,983)	—	—
Credit Suisse First Boston Corp.	2,942,469	(2,942,469)	—	—
Deutsche Bank AG	7,089,555	(7,089,555)	—	—
Goldman Sachs & Co.	1,442,010	(1,442,010)	—	—
Hong Kong & Shanghai Bank	660,782	(660,782)	—	—
JPMorgan Chase	9,889,580	(9,889,580)	—	—
Morgan Stanley	2,277,610	(2,277,610)	—	—
UBS AG	421,521	(421,521)	—	—

	$32,830,588

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Bank of America	$(645,020)	$388,117	$—	$(256,903)
Barclays Capital Group	(136,967)	16,561	—	(120,406)
BNP Paribas	—	—	—	—
Citigroup Global Markets	(9,240,428)	7,695,983	—	(1,544,445)
Credit Suisse First Boston Corp.	(3,735,310)	2,942,469	792,841	—
Deutsche Bank AG	(7,371,371)	7,089,555	100,000	(181,816)
Goldman Sachs & Co.	(3,648,814)	1,442,010	2,206,804	—
Hong Kong & Shanghai Bank	(1,147,529)	660,782	320,819	(165,928)
JPMorgan Chase	(13,463,563)	9,889,580	—	(3,573,983)
Morgan Stanley	(2,826,430)	2,277,610	548,820	—
UBS AG	(3,033,911)	421,521	1,369,308	(1,243,082)

	$(45,249,343)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	117

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $519,990,851:
Unaffiliated investments (cost $19,140,208,399)	$19,320,119,397
Affiliated investments (cost $946,942,404)	945,925,238
Cash	1,192,857
Foreign currency, at value (cost $555,868)	553,374
Receivable for investments sold	585,289,654
Dividends and interest receivable	146,716,758
Receivable for Fund shares sold	96,738,354
Unrealized appreciation on OTC swap agreements	26,550,284
Due from broker—variation margin futures	13,714,009
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,465,676
Premiums paid for OTC swap agreements	848,591
Unrealized appreciation on OTC forward rate agreements	826,230
Unrealized appreciation on OTC cross currency exchange contracts	139,807
Cash segregated for counterparty—OTC	100,000
Prepaid expenses	156,920

Total Assets	21,143,337,149

Liabilities
Payable for investments purchased	1,413,421,288
Payable to broker for collateral for securities on loan	530,871,384
Payable for Fund shares reacquired	41,908,309
Unrealized depreciation on OTC swap agreements	23,364,018
Unrealized depreciation on OTC forward foreign currency exchange contracts	12,087,364
Premiums received for OTC swap agreements	8,602,153
Management fee payable	5,299,655
Accrued expenses and other liabilities	3,937,691
Dividends payable	3,392,833
Due to broker—variation margin swaps	2,393,464
Distribution fee payable	1,568,780
Unrealized depreciation on OTC forward rate agreements	888,279
Affiliated transfer agent fee payable	371,010
Unrealized depreciation on OTC cross currency exchange contracts	307,529
Deferred directors’ fees	4,773

Total Liabilities	2,048,418,530

Net Assets	$19,094,918,619

Net assets were comprised of:
Common stock, at par	$1,304,978
Paid-in capital in excess of par	18,860,781,317

18,862,086,295
Undistributed net investment income	578,704
Accumulated net realized gain on investment and foreign currency transactions	288,270,142
Net unrealized depreciation on investments and foreign currencies	(56,016,522)

Net assets, October 31, 2016	$19,094,918,619

See Notes to Financial Statements.

118

Class A
Net asset value and redemption price per share ($3,756,821,093 ÷ 256,217,849 shares of common stock issued and outstanding)	$14.66
Maximum sales charge (4.50% of offering price)	0.69

Maximum offering price to public	$15.35

Class B
Net asset value, offering price and redemption price per share ($41,798,377 ÷ 2,850,925 shares of common stock issued and outstanding)	$14.66

Class C
Net asset value, offering price and redemption price per share ($583,752,279 ÷ 39,854,914 shares of common stock issued and outstanding)	$14.65

Class Q
Net asset value, offering price and redemption price per share ($3,590,468,834 ÷ 245,243,653 shares of common stock issued and outstanding)	$14.64

Class R
Net asset value, offering price and redemption price per share ($611,598,979 ÷ 41,636,830 shares of common stock issued and outstanding)	$14.69

Class Z
Net asset value, offering price and redemption price per share ($10,510,479,057 ÷ 719,173,954 shares of common stock issued and outstanding)	$14.61

See Notes to Financial Statements.

Prudential Total Return Bond Fund	119

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income	$476,596,444
Affiliated dividend income	4,754,105
Income from securities lending, net (including affiliated income of $1,365,142)	1,645,686
Unaffiliated dividend income	219,202

Total income	483,215,437

Expenses
Management fee	59,993,654
Distribution fee—Class A	8,203,014
Distribution fee—Class B	445,395
Distribution fee—Class C	4,953,093
Distribution fee—Class R	4,304,878
Transfer agent’s fees and expenses (including affiliated expense of $1,846,200)	14,019,000
Custodian and accounting fees (net of $78,100 fee credit)	1,668,000
Registration fees	1,328,000
Shareholders’ reports	857,000
Directors’ fees	221,000
Insurance expenses	130,000
Legal fees and expenses	100,000
Audit fee	62,000
Commitment fee on syndicated credit agreement	18,000
Loan interest expense	429
Miscellaneous	25,543

Total expenses	96,329,006
Less: Expense reimbursement	(3,784,969)
Distribution fee waiver—Class B	(111,351)
Distribution fee waiver—Class R	(1,434,984)

Net expenses	90,997,702

Net investment income (loss)	392,217,735

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $21,568)	2,080,972
Futures transactions	402,320,384
Options written transactions	6,217,807
Forward rate agreement transactions	(172,472)
Swap agreement transactions	(35,646,550)
Foreign currency transactions	(38,203,795)

336,596,346

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $694,918)	283,647,087
Futures	(157,974,456)
Options written	(694,424)
Forward rate agreements	1,163,511
Swap agreements	(57,611,175)
Foreign currencies	(12,771,072)

55,759,471

Net gain (loss) on investment and foreign currency transactions	392,355,817

Net Increase (Decrease) In Net Assets Resulting From Operations	$784,573,552

See Notes to Financial Statements.

120

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$392,217,735	$230,349,306
Net realized gain (loss) on investment and foreign currency transactions	336,596,346	33,388,269
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	55,759,471	(189,786,031)

Net increase (decrease) in net assets resulting from operations	784,573,552	73,951,544

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(86,959,453)	(67,358,335)
Class B	(964,672)	(1,168,842)
Class C	(9,358,100)	(7,332,402)
Class Q	(84,712,789)	(49,406,411)
Class R	(13,779,421)	(8,303,861)
Class Z	(208,934,618)	(130,681,431)

	(404,709,053)	(264,251,282)

Distributions from net realized gains
Class A	(334,821)	(3,191,257)
Class B	(4,986)	(97,458)
Class C	(46,320)	(565,108)
Class Q	(246,998)	(845,672)
Class R	(57,579)	(223,099)
Class Z	(613,714)	(5,127,575)

	(1,304,418)	(10,050,169)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,223,543,831	8,896,141,918
Net asset value of shares issued in reinvestment of dividends and distributions	366,626,956	247,367,797
Net asset value of shares issued in merger (Note 8)	—	330,865,693
Cost of shares reacquired	(3,514,697,693)	(2,150,098,232)

Net increase (decrease) in net assets from Fund share transactions	7,075,473,094	7,324,277,176

Total increase (decrease)	7,454,033,175	7,123,927,269

Net Assets:
Beginning of year	11,640,885,444	4,516,958,175

End of year(a)	$19,094,918,619	$11,640,885,444

(a) Includes undistributed net investment income of:	$578,704	$13,454,894

See Notes to Financial Statements.

Prudential Total Return Bond Fund	121

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on September 1, 1994 and currently consists of two series: Prudential Total Return Bond Fund and Prudential Short Duration Multi-Sector Fund. These financial statements relate to Prudential Total Return Bond Fund (the “Fund”), a diversified series of the Company. The financial statements of the other series are not presented herein.

The Fund’s investment objective is total return.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Preferred stocks and derivative instruments, such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via

122

NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Total Return Bond Fund	123

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations, such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

124

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the

Prudential Total Return Bond Fund	125

Notes to Financial Statements (continued)

premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written. The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund may enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate, and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

126

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging

Prudential Total Return Bond Fund	127

Notes to Financial Statements (continued)

country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the

128

Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange

Prudential Total Return Bond Fund	129

Notes to Financial Statements (continued)

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

130

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Total Return Bond Fund	131

Notes to Financial Statements (continued)

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income (“PFI”) unit. The subadivsory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .44% of the Fund’s average daily net assets up to $1 billion, .42% of such assets from $1 billion to $3 billion, .40% of such assets from $3 billion to $5 billion, .39% of such assets from $5 billion to $10 billion and .38% of such assets in excess of $10 billion. Effective July 1, 2015 through March 31, 2016, the management fee paid to PI was accrued daily and payable monthly at an annual rate of ..50% of the Fund’s average daily net assets up to $1 billion, .45% of such assets from $1 billion to $10 billion and .44% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursement was .42% for the year ended October 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .39%.

Effective April 1, 2016, PI has contractually agreed through February 28, 2018, to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .51% of the Fund’s average daily net assets. Effective September 23, 2015, PI had contractually agreed through March 31, 2016, to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .46% of the Fund’s average daily net assets and limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .58% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with

132

this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2018 to limit such fees to .50% of the average daily net assets of the Class R shares. Effective April 1, 2016 PIMS has contractually agreed through February 28, 2018 to limit such fees to .75% of the average daily net assets of the Class B shares. Prior to April 1, 2016, the Class B 12b-1 fee waiver was voluntary.

PIMS has advised the Fund that it has received $3,820,618 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it received $21,196, $47,657 and $101,778 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period November 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $62,127 for these services. At the June 2016 meeting of the Board, the

Prudential Total Return Bond Fund	133

Notes to Financial Statements (continued)

Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $100,444. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund) and it securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. The Fund also invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from Securities and Exchange Commission, a portfolio of the Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2016, were $15,782,651,788 and $8,337,203,076, respectively.

Transactions in options written during the year ended October 31, 2016, were as follows:

	Notional Amount (000)	Premium
Balance at beginning of period	7,148,890	$5,995,980
Written options	26,082,520	20,347,588
Expired options	(21,104,595)	(12,786,754)
Closed options	(12,126,815)	(13,556,814)

Balance at end of period	—	$—

134

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $384,872 due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $404,709,053 of ordinary income and $1,304,418 of long-term capital gains. For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $266,506,602 of ordinary income and $7,794,849 of long-term capital gains.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $104,313,579 of ordinary income and $93,262,107 of long-term capital gains. This differs from the amounts shown on the Statements of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$20,146,066,828	$474,695,704	$(354,717,897)	$119,977,807	$(81,328,336)	$38,649,471

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which

Prudential Total Return Bond Fund	135

Notes to Financial Statements (continued)

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement and/or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.8 billion shares of common stock authorized, $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z shares, each of which consists of 500 million, 7 million, 73 million, 350 million, 150 million and 720 million shares, respectively.

As of October 31, 2016, 6 shareholders of record held 45% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

136

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	112,565,610	$1,630,163,333
Shares issued in reinvestment of dividends and distributions	5,505,854	79,633,299
Shares reacquired	(59,005,657)	(847,945,810)

Net increase (decrease) in shares outstanding before conversion	59,065,807	861,850,822
Shares issued upon conversion from other share class(es)	1,299,543	18,881,047
Shares reacquired upon conversion into other share class(es)	(9,390,112)	(136,147,014)

Net increase (decrease) in shares outstanding	50,975,238	$744,584,855

Year ended October 31, 2015:
Shares sold	141,230,173	$2,047,266,319
Shares issued in reinvestment of dividends and distributions	4,440,883	64,107,299
Shares reacquired	(39,111,949)	(563,427,851)

Net increase (decrease) in shares outstanding before conversion	106,559,107	1,547,945,767
Shares issued upon conversion from other share class(es)	478,192	6,893,390
Shares reacquired upon conversion into other share class(es)	(7,114,429)	(102,391,390)

Net increase (decrease) in shares outstanding	99,922,870	$1,452,447,767

Class B
Year ended October 31, 2016:
Shares sold	236,232	$3,390,195
Shares issued in reinvestment of dividends and distributions	55,653	803,333
Shares reacquired	(460,873)	(6,658,339)

Net increase (decrease) in shares outstanding before conversion	(168,988)	(2,464,811)
Shares reacquired upon conversion into other share class(es)	(246,671)	(3,565,529)

Net increase (decrease) in shares outstanding	(415,659)	$(6,030,340)

Year ended October 31, 2015:
Shares sold	154,319	$2,225,532
Shares issued in reinvestment of dividends and distributions	71,511	1,034,985
Shares reacquired	(527,378)	(7,615,239)

Net increase (decrease) in shares outstanding before conversion	(301,548)	(4,354,722)
Shares reacquired upon conversion into other share class(es)	(186,432)	(2,684,422)

Net increase (decrease) in shares outstanding	(487,980)	$(7,039,144)

Class C
Year ended October 31, 2016:
Shares sold	16,575,734	$239,635,120
Shares issued in reinvestment of dividends and distributions	533,307	7,708,282
Shares reacquired	(5,723,927)	(82,641,337)

Net increase (decrease) in shares outstanding before conversion	11,385,114	164,702,065
Shares reacquired upon conversion into other share class(es)	(761,800)	(11,096,980)

Net increase (decrease) in shares outstanding	10,623,314	$153,605,085

Year ended October 31, 2015:
Shares sold	12,773,287	$184,500,221
Shares issued in reinvestment of dividends and distributions	449,278	6,488,297
Shares reacquired	(4,000,024)	(57,624,227)

Net increase (decrease) in shares outstanding before conversion	9,222,541	133,364,291
Shares issued upon conversion from other share class(es)	5,514	79,939
Shares reacquired upon conversion into other share class(es)	(337,838)	(4,871,489)

Net increase (decrease) in shares outstanding	8,890,217	$128,572,741

Prudential Total Return Bond Fund	137

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended October 31, 2016:
Shares sold	120,597,168	$1,741,801,448
Shares issued in reinvestment of dividends and distributions	5,529,233	80,018,252
Shares reacquired	(38,667,870)	(557,489,151)

Net increase (decrease) in shares outstanding before conversion	87,458,531	1,264,330,549
Shares issued upon conversion from other share class(es)	869,144	12,807,623
Shares reacquired upon conversion into other share class(es)	(8,192)	(115,458)

Net increase (decrease) in shares outstanding	88,319,483	$1,277,022,714

Year ended October 31, 2015:
Shares sold	162,118,488	$2,349,136,374
Shares issued in reinvestment of dividends and distributions	3,343,013	48,133,978
Shares reacquired	(26,693,812)	(383,559,325)

Net increase (decrease) in shares outstanding before conversion	138,767,689	2,013,711,027
Shares issued upon conversion from other share class(es)	3,579,512	51,388,212

Net increase (decrease) in shares outstanding	142,347,201	$2,065,099,239

Class R
Year ended October 31, 2016:
Shares sold	14,642,660	$211,517,551
Shares issued in reinvestment of dividends and distributions	936,791	13,566,853
Shares reacquired	(10,723,123)	(155,427,638)

Net increase (decrease) in shares outstanding before conversion	4,856,328	69,656,766
Shares reacquired upon conversion into other share class(es)	(30,599)	(438,245)

Net increase (decrease) in shares outstanding	4,825,729	$69,218,521

Year ended October 31, 2015:
Shares sold	15,807,065	$228,475,686
Shares issued in merger	19,147,713	281,662,862
Shares issued in reinvestment of dividends and distributions	590,987	8,519,968
Shares reacquired	(6,202,236)	(89,082,327)

Net increase (decrease) in shares outstanding before conversion	29,343,529	429,576,189
Shares reacquired upon conversion into other share class(es)	(3,822)	(55,228)

Net increase (decrease) in shares outstanding	29,339,707	$429,520,961

138

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	441,237,109	$6,397,036,184
Shares issued in reinvestment of dividends and distributions	12,794,130	184,896,937
Shares reacquired	(129,661,137)	(1,864,535,418)

Net increase (decrease) in shares outstanding before conversion	324,370,102	4,717,397,703
Shares issued upon conversion from other share class(es)	10,145,391	146,625,066
Shares reacquired upon conversion into other share class(es)	(1,845,324)	(26,950,510)

Net increase (decrease) in shares outstanding	332,670,169	$4,837,072,259

Year ended October 31, 2015:
Shares sold	283,254,581	$4,084,537,786
Shares issued in merger	3,363,158	49,202,831
Shares issued in reinvestment of dividends and distributions	8,273,430	119,083,270
Shares reacquired	(73,030,724)	(1,048,789,263)

Net increase (decrease) in shares outstanding before conversion	221,860,445	3,204,034,624
Shares issued upon conversion from other share class(es)	7,409,568	106,328,692
Shares reacquired upon conversion into other share class(es)	(3,813,914)	(54,687,704)

Net increase (decrease) in shares outstanding	225,456,099	$3,255,675,612

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The balance for the 1 day that the Fund had a loan outstanding during the period was $9,126,000, borrowed at an interest rate of 1.69%. At October 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. Reorganization

On April 7, 2015, shareholders of the Target Portfolio Trust—Target Total Return Bond Portfolio (“the Portfolio”) approved the reorganization of the Portfolio into the Prudential Total Return Bond Fund (“the Fund”). As a result of the reorganization, the assets and liabilities of the Portfolio were exchanged for shares of the Fund and the shareholders of the Portfolio are

Prudential Total Return Bond Fund	139

Notes to Financial Statements (continued)

now shareholders of the Fund. The reorganization took place on April 24, 2015. On such date, the Portfolio had total investments cost and value of $319,458,291 and $326,963,383, respectively, representing the principal assets acquired by the Fund.

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 24, 2015:

Merged Portfolio		Acquiring Fund
Target Total Return Bond Portfolio		Prudential Total Return Bond Fund
Class	Shares	Class	Shares	Value
R	26,403,583	R	19,147,713	$281,662,862
T	4,571,649	Z	3,363,158	49,202,831

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio		Acquiring Fund
Target Total Return Bond Portfolio		Prudential Total Return Bond Fund
Net Assets	Unrealized Appreciation	Net Assets
$330,865,693	$7,505,092	$4,803,585,180

Assuming the acquisition had been completed on November 1, 2014, the Fund’s results of operations for the year ended October 31, 2015 were as follows:

Net investment income	$232,084,176	(a)
Net realized and unrealized loss on investments	(148,288,706	)(b)

	$83,795,470

(a)	$230,349,306, as reported in the Statement of Operations (Year Ended October 31, 2015), plus $1,384,870 Net Investment Income from the Portfolio pre-merger, plus $350,000 of pro-forma eliminated expenses.
(b)	($156,397,762), as reported in the Statement of Operations (Year Ended October 31, 2015), plus $8,109,056 Net Realized and Unrealized Gain (Loss) on Investments from Target Total Return Bond Portfolio pre-merger.

140

Because both the Portfolio and the Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Fund’s Statement of Operations since April 24, 2015.

Note 9. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 10. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared capital gain distributions on December 8, 2016 to shareholders of record on December 9, 2016. The ex-date was December 12, 2016. The per share amounts declared were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Class A, B, C, Q, R and Z	$0.07780	$0.06956

Prudential Total Return Bond Fund	141

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.26	$14.48	$14.22	$14.78	$14.41
Income (loss) from investment operations:
Net investment income (loss)	.37	.35	.39	.45	.47
Net realized and unrealized gain (loss) on investment transactions	.41	(.14)	.36	(.40)	.72
Total from investment operations	.78	.21	.75	.05	1.19
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.41)	(.49)	(.46)	(.50)
Tax return of capital distributions	-	-	-	(.02)	-
Distributions from net realized gains	- (e)	(.02)	-	(.13)	(.32)
Total dividends and distributions	(.38)	(.43)	(.49)	(.61)	(.82)
Net asset value, end of year	$14.66	$14.26	$14.48	$14.22	$14.78
Total Return(b):	5.58%	1.45%	5.37%	.40%	8.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,756,821	$2,925,814	$1,524,896	$1,183,870	$1,126,905
Average net assets (000)	$3,281,321	$2,425,719	$1,251,861	$1,221,286	$835,198
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.79%	.84%	.83%	.85%	.85%
Expenses before waivers and/or expense reimbursement	.82%	.88%	.93%	.94%	.93%
Net investment income (loss)	2.55%	2.41%	2.76%	3.09%	3.28%
Portfolio turnover rate	102%	114%	95%	188%	256%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

142

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.26	$14.48	$14.22	$14.79	$14.42
Income (loss) from investment operations:
Net investment income (loss)	.30	.28	.33	.37	.40
Net realized and unrealized gain (loss) on investment transactions	.41	(.15)	.35	(.40)	.72
Total from investment operations	.71	.13	.68	(.03)	1.12
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.33)	(.42)	(.39)	(.43)
Tax return of capital distributions	-	-	-	(.02)	-
Distributions from net realized gains	- (d)	(.02)	-	(.13)	(.32)
Total dividends and distributions	(.31)	(.35)	(.42)	(.54)	(.75)
Net asset value, end of year	$14.66	$14.26	$14.48	$14.22	$14.79
Total Return(b):	5.06%	.94%	4.84%	(.17)%	8.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41,798	$46,569	$54,377	$62,964	$70,398
Average net assets (000)	$44,541	$50,410	$57,968	$69,093	$59,908
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.29%	1.34%	1.33%	1.35%	1.35%
Expenses before waivers and/or expense reimbursement	1.57%	1.62%	1.63%	1.64%	1.63%
Net investment income (loss)	2.05%	1.95%	2.28%	2.58%	2.78%
Portfolio turnover rate	102%	114%	95%	188%	256%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	143

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.24	$14.47	$14.21	$14.78	$14.40
Income (loss) from investment operations:
Net investment income (loss)	.26	.24	.29	.34	.36
Net realized and unrealized gain (loss) on investment transactions	.43	(.15)	.35	(.40)	.73
Total from investment operations	.69	.09	.64	(.06)	1.09
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.30)	(.38)	(.36)	(.39)
Tax return of capital distributions	-	-	-	(.02)	-
Distributions from net realized gains	- (d)	(.02)	-	(.13)	(.32)
Total dividends and distributions	(.28)	(.32)	(.38)	(.51)	(.71)
Net asset value, end of year	$14.65	$14.24	$14.47	$14.21	$14.78
Total Return(b):	4.87%	.62%	4.58%	(.42)%	7.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$583,752	$416,364	$294,271	$277,163	$322,371
Average net assets (000)	$495,322	$360,622	$252,677	$329,363	$238,034
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.54%	1.59%	1.58%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.57%	1.62%	1.63%	1.64%	1.63%
Net investment income (loss)	1.80%	1.66%	2.02%	2.34%	2.52%
Portfolio turnover rate	102%	114%	95%	188%	256%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

144

Class Q Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.23	$14.46	$14.20	$14.76	$14.39
Income (loss) from investment operations:
Net investment income (loss)	.42	.39	.43	.49	.51
Net realized and unrealized gain (loss) on investment transactions	.42	(.14)	.37	(.39)	.72
Total from investment operations	.84	.25	.80	.10	1.23
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.46)	(.54)	(.51)	(.54)
Tax return of capital distributions	-	-	-	(.02)	-
Distributions from net realized gains	- (d)	(.02)	-	(.13)	(.32)
Total dividends and distributions	(.43)	(.48)	(.54)	(.66)	(.86)
Net asset value, end of year	$14.64	$14.23	$14.46	$14.20	$14.76
Total Return(b):	6.02%	1.76%	5.74%	.74%	9.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,590,469	$2,233,740	$210,717	$33,452	$29,290
Average net assets (000)	$2,835,235	$1,575,749	$78,632	$33,367	$28,908
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.44%	.46%	.49%	.52%	.54%
Expenses before waivers and/or expense reimbursement	.45%	.49%	.51%	.52%	.54%
Net investment income (loss)	2.91%	2.76%	3.06%	3.42%	3.61%
Portfolio turnover rate	102%	114%	95%	188%	256%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	145

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.28	$14.51	$14.24	$14.81	$14.44
Income (loss) from investment operations:
Net investment income (loss)	.33	.30	.36	.41	.44
Net realized and unrealized gain (loss) on investment transactions	.43	(.14)	.36	(.40)	.71
Total from investment operations	.76	.16	.72	.01	1.15
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.37)	(.45)	(.43)	(.46)
Tax return of capital distributions	-	-	-	(.02)	-
Distributions from net realized gains	- (d)	(.02)	-	(.13)	(.32)
Total dividends and distributions	(.35)	(.39)	(.45)	(.58)	(.78)
Net asset value, end of year	$14.69	$14.28	$14.51	$14.24	$14.81
Total Return(b):	5.38%	1.14%	5.17%	.08%	8.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$611,599	$525,824	$108,373	$57,543	$25,028
Average net assets (000)	$573,999	$336,289	$83,878	$44,298	$10,603
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.04%	1.09%	1.08%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.32%	1.37%	1.38%	1.39%	1.38%
Net investment income (loss)	2.30%	2.09%	2.48%	2.84%	3.03%
Portfolio turnover rate	102%	114%	95%	188%	256%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

146

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.21	$14.43	$14.17	$14.74	$14.37
Income (loss) from investment operations:
Net investment income (loss)	.40	.38	.42	.48	.51
Net realized and unrealized gain (loss) on investment transactions	.42	(.14)	.36	(.40)	.72
Total from investment operations	.82	.24	.78	.08	1.23
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.44)	(.52)	(.50)	(.54)
Tax return of capital distributions	-	-	-	(.02)	-
Distributions from net realized gains	- (d)	(.02)	-	(.13)	(.32)
Total dividends and distributions	(.42)	(.46)	(.52)	(.65)	(.86)
Net asset value, end of year	$14.61	$14.21	$14.43	$14.17	$14.74
Total Return(b):	5.86%	1.71%	5.65%	.59%	8.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,510,479	$5,492,574	$2,324,324	$1,120,294	$818,157
Average net assets (000)	$7,230,649	$4,306,353	$1,456,467	$1,370,007	$589,624
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.54%	.59%	.58%	.60%	.60%
Expenses before waivers and/or expense reimbursement	.57%	.62%	.63%	.64%	.63%
Net investment income (loss)	2.81%	2.66%	2.99%	3.34%	3.54%
Portfolio turnover rate	102%	114%	95%	188%	256%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Total Return Bond Fund	147

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

We have audited the accompanying statement of assets and liabilities of Prudential Total Return Bond Fund, one of the series constituting Prudential Investment Portfolios, Inc. 17 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

148

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reports the maximum amount allowed per share but not less than $0.002 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable but not less than 92.43% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2016.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.57% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

Prudential Total Return Bond Fund	149

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Total Return Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1994; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Total Return Bond Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Total Return Bond Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Total Return Bond Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income (“PGIM Fixed Income”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM Fixed Income and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PGIM Fixed Income, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PGIM, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Core Plus Bond Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year periods, although it underperformed slightly over the one-year period.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 0.51% (exclusive of 12b-1 fees and certain other fees) through February 28, 2017.
•

The Board noted that with the fee waiver the Fund’s net total expense ratio and actual management fee were within five and two basis points, respectively, of the median of all funds included in the Peer Group.

•

The Board noted information provided by PI indicating that if the Fund’s expense cap, which was implemented on April 1, 2016, had been in effect for the Fund’s 2015 fiscal year, the Fund’s net total expenses would have ranked in the second quartile.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Total Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Total Return Bond Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL TOTAL RETURN BOND FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PDBAX	PRDBX	PDBCX	PTRQX	DTBRX	PDBZX
CUSIP	74440B108	74440B207	74440B306	74440B884	74440B801	74440B405

MF166E    0300068-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $123,459 and $116,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,
•	a review of the safeguards put into place by the accounting firm to safeguard independence, and
•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016